FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-06

July 29, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,010,397,899

(Approximate Total Mortgage Pool Balance)

$667,278,000

(Approximate Offered Certificates)

COMM 2013-CCRE10

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation KeyBank National Association UBS Real Estate Securities Inc.
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

UBS Investment Bank KeyBanc Capital Markets		CastleOak Securities, L.P. Nomura Securities International, Inc.
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated July 29, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1)(2):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,010,397,899
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	59
Co-Managers:	UBS Securities LLC	Number of Mortgaged Properties:	87
	KeyBanc Capital Markets Inc.	Average Mortgage Loan Cut-off Date Balance:	$17,125,388
	CastleOak Securities, L.P.	Average Mortgaged Property Cut-off Date Balance:	$11,613,769
	Nomura Securities International, Inc.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.78x
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Range of Mortgage Loan U/W NCF DSCR:	1.25x – 3.37x
	(“CCRE”) (53.9%), German American Capital	Weighted Avg Mortgage Loan Cut-off Date LTV:	63.0%
	Corporation* (“GACC”) (27.4%), KeyBank National	Range of Mortgage Loan Cut-off Date LTV:	38.2% – 76.4%
	Association (“KeyBank”) (13.8%), UBS Real Estate	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	53.1%
	Securities Inc. (“UBSRES”) (5.0%)	Range of Mortgage Loan Maturity Date or ARD LTV:	8.0% – 75.4%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg U/W NOI Debt Yield:	11.7%
Master Servicer:	Wells Fargo Bank, National Association	Range of U/W NOI Debt Yield:	8.3% – 23.2%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg Mortgage Loan
Special Servicer:	LNR Partners, LLC	Original Term to Maturity (months)(3):	114
Certificate Administrator:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank National Association	Remaining Term to Maturity (months)(3):	113
Rating Agencies:	DBRS, Inc., Kroll Bond Rating Agency, Inc., Moody’s	Weighted Avg Mortgage Loan Seasoning (months):	1
	Investors Service, Inc.	% Mortgage Loans with Amortization for Full Term(4):	61.2%
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Partial Interest Only:	22.7%
	business day, the following business day,	% Mortgage Loans with Full Interest Only(5):	16.1%
	commencing in September 2013.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	75.0%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Upfront or
	each month, commencing September 2013.	Ongoing Replacement Reserves(6):	73.7%
Cut-off Date:	Payment Date in August 2013 (or related origination	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	54.8%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(7):	65.8%
	Loan statistics are based on balances as of the Cut-	% Mortgage Loans with Upfront Engineering Reserves:	60.9%
	off Date.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	43.3%
Settlement Date:	On or about August 13, 2013
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,
(1)   With respect to the One Wilshire loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loan.
(2)   With respect to the Boston Marlborough Courtyard by Marriott loan, 2781-2791 Grand Concourse loan and 1901 Grand Concourse loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of earnout reserves of $1,200,000, $525,000 and $425,000, respectively.
(3)   For the ARD loan, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)   Amortizing through the maturity date, or in the case of the ARD loan, through the anticipated repayment date.
(5)   Interest only through the maturity date.
(6)   Includes FF&E Reserves.
(7)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

	with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	August 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels		Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1	AAA(sf) / AAA(sf) / Aaa(sf)	$67,569,000		30.000	%(3)	2.71	1 - 58	44.1%	16.7%
Class A-2	AAA(sf) / AAA(sf) / Aaa(sf)	$100,105,000		30.000	%(3)	4.94	58 - 60	44.1%	16.7%
Class A-3	AAA(sf) / AAA(sf) / Aaa(sf)	$140,000,000		30.000	%(3)	9.79	116 - 119	44.1%	16.7%
Class A-4	AAA(sf) / AAA(sf) / Aaa(sf)	$278,534,000		30.000	%(3)	9.95	119 - 120	44.1%	16.7%
Class A-SB	AAA(sf) / AAA(sf) / Aaa(sf)	$81,070,000		30.000	%(3)	7.45	60 - 116	44.1%	16.7%
Class X-A(7)	AAA(sf) / AAA(sf) / Aaa(sf)	$807,054,000	(8)	N/A		N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels		Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-3FL(9)	AAA(sf) / AAA(sf) / Aaa(sf)	$40,000,000		30.000	%(3)	9.79	116 - 119	44.1%	16.7%
Class A-3FX(9)	AAA(sf) / AAA(sf) / Aaa(sf)	$0		30.000	%(3)	9.79	116 - 119	44.1%	16.7%
Class X-B(7)	NR / NR / NR	$203,343,899	(8)	N/A		N/A	N/A	N/A	N/A
Class A-M(10)	AAA(sf) / AAA(sf) / Aaa(sf)	$99,776,000	(11)	20.125%		9.99	120 - 120	50.3%	14.6%
Class B(10)	AA(sf) / AA-(sf) / Aa3(sf)	$59,362,000	(11)	14.250%		9.99	120 - 120	54.0%	13.6%
Class PEZ(10)	A (high)(sf) / A-(sf) / A1(sf)	$190,712,000	(11)	11.125	%(3)	9.99	120 - 120	56.0%	13.2%
Class C(10)	A (high)(sf) / A-(sf) / A3(sf)	$31,574,000	(11)	11.125	%(3)	9.99	120 - 120	56.0%	13.2%
Class D	BBB (low)(sf) / BBB-(sf) / Baa3(sf)	$45,469,000		6.625%		9.99	120 - 120	58.8%	12.5%
Class E	BB(sf) / BB(sf) / Ba2(sf)	$17,682,000		4.875%		9.99	120 - 120	59.9%	12.3%
Class F	B(sf) / B(sf) / B2(sf)	$15,155,000		3.375%		9.99	120 - 120	60.9%	12.1%
Class G	NR / NR / NR	$34,101,899		0.000%		9.99	120 - 120	63.0%	11.7%

(1)
The pass–through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A-3FL/FX regular interest will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.  The pass-through applicable rate applicable to the Class A-3FL Certificates will be equal to a LIBOR-based floating rate.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The initial subordination levels for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-3FL and Class A-3FX Certificates are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding balance on the Settlement Date of $31,574,000.

(4)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that the mortgage loan with an anticipated repayment date is repaid on its anticipated repayment date.

(5)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool and (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-3, Class A-3FL, Class A-3FX, Class A-4 and Class A-SB Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool and (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-3, Class A-3FL, Class A-3FX, Class A-4 and Class A-SB Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The pass–through rate applicable to the Class X-A and Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass–through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates, the Class A-3FL/FX regular interest and the Class A-M trust component outstanding (based on their Certificate Balances), as further described in the Free Writing Prospectus and (B) with respect to the Class X-B Certificates, the weighted average of the pass–through rates of the Class B and Class C trust components and the Class D, Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X-A and Class X-B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  The Class X-A and Class X-B Certificates will not be entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates, the Class A-3FL/FX regular interest and the Class A-M trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

SUMMARY OF THE CERTIFICATES

component outstanding. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B and Class C trust components and the Class D, Class E, Class F and Class G Certificates.

(9)
All or a portion of the Class A-3FL Certificates may be exchanged for Class A-3FX Certificates. The aggregate Certificate Balance of the Class A-3FL Certificates and Class A-3FX Certificates will at all times equal the certificate balance of the Class A-3FL/FX regular interest.

(10)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(11)
On the Settlement Date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the Settlement Date of $99,776,000, $59,362,000 and $31,574,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be decreased or increased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the Settlement Date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the Settlement Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1 / A-2	GACC	High Peaks Resort Lake Placid	Hospitality	$14,000,000	58	57.1%	1.80x	13.6%
A-2	CCRE	Boston Marlborough Courtyard by Marriott	Hospitality	$19,727,951	59	71.3%	1.45x	11.9%
A-2	UBSRES	Liberty Crossing	Retail	$11,000,000	59	49.8%	2.05x	10.7%
A-2 / A-SB	GACC	Virginia Regional I	Industrial	$15,000,000	60	75.0%	1.32x	9.4%
A-2 / A-SB	UBSRES	Colorado Tower	Office	$13,750,000	60	38.2%	2.44x	16.5%
A-2 / A-SB	CCRE	2781-2791 Grand Concourse	Multifamily	$10,000,000	60	76.4%	1.26x	8.5%
A-2 / A-SB	GACC	Holiday Inn Express Downtown Detroit	Hospitality	$7,500,000	60	48.4%	2.45x	19.1%
A-2 / A-SB	CCRE	333 East 176th Street	Multifamily	$7,000,000	60	69.3%	1.34x	8.4%
A-2 / A-SB	CCRE	1901 Grand Concourse	Multifamily	$5,800,000	60	71.7%	1.30x	8.9%
A-SB	KeyBank	Dow Chemical - Freeport	Industrial	$2,097,564	83	69.9%	1.64x	11.5%

(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,010,397,899 (Approximate) New–Issue Multi–Borrower CMBS:
–
Overview: The mortgage pool consists of 59 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,010,397,899 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $17,125,388 per Mortgage Loan and are secured by 87 Mortgaged Properties located throughout 25 states.

–	LTV: 63.0% weighted average Cut–off Date LTV and 53.1% weighted average Maturity Date or ARD LTV.
–	DSCR: 1.92x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.78x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.
–	Debt Yield: 11.7% weighted average debt yield, based on Underwritten NOI. 10.9% weighted average debt yield, based on Underwritten NCF.
–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates in the aggregate and the Class A–3FL/FX regular interest, which are each rated AAA(sf) / AAA(sf) / Aaa(sf) by DBRS/KBRA/Moody’s.

▪	Loan Structural Features:
–	Amortization: 83.9% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
▪	61.2% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.
▪	22.7% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.
▪	16.1% of the Mortgage Loans by Cut–off Date Balance are interest-only for the entire term.
–	Hard Lockboxes: 54.6% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
▪
Cash Traps: 63.1% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
▪	Real Estate Taxes: 52 Mortgage Loans representing 75.0% of the total Cut–off Date Balance.
▪	Insurance Reserves: 39 Mortgage Loans representing 54.8% of the total Cut–off Date Balance.
▪	Replacement Reserves (Including FF&E Reserves): 51 Mortgage Loans representing 73.7% of the total Cut–off Date Balance.
▪	Tenant Improvement / Leasing Commissions: 25 Mortgage Loans representing 65.8% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.
–	Defeasance: 75.6% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.
–	Yield Maintenance: 23.7% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge in most cases following a lockout period and prior to an open period.
–
Defeasance or Yield Maintenance: 0.7% of the Mortgage Loans by Cut-off Date Balance permit either defeasance or prepayment only with a Yield Maintenance Charge, in either case following a lockout period and prior to an open period.

▪	Multiple–Asset Types > 5.0% of the Total Pool:
–	Office: 27.6% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.
–
Retail: 17.8% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (17.1% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Hospitality: 14.0% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.
–	Manufactured Housing Community: 12.9% of the Mortgaged Properties by allocated Cut–off Date Balance are manufactured housing communities.
–	Multifamily: 12.3% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.
–	Industrial: 6.1% of the Mortgaged Properties by allocated Cut-off Date Balance are industrial properties.
–	Mixed Use: 5.5% of the Mortgaged Properties by allocated Cut-off Date Balance are mixed use properties.
▪	Geographic Diversity: The 87 Mortgaged Properties are located throughout 25 states, with only one state having greater than 10.0% by allocated Cut–off Date Balance: California (25.2%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, second, to the Class A–1 Certificates, third, to the Class A–2 Certificates, fourth, to the Class A–3 Certificates and Class A–3FL/FX regular interest, pro rata, based on their respective Certificate Balances, fifth, to the Class A–4 Certificates, and sixth, to the Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, and then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the Certificate Balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the Certificate Balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the Certificate Balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M trust component, Class B trust component, Class C trust component and the Class D through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates and Class A–3FL/FX regular interest, on a pro rata basis, based on their respective Certificate Balances, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates and the Class A-3FL/FX regular interest and the Class A–M trust component; and (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B and Class C trust components and the Class D, Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–3, Class A–4 , Class A–SB, Class X–A and Class X–B Certificates and the Class A–3FL/FX regular interest, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A–M trust component), then, to the Class B

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–3, Class A–3FX, Class A–4, Class A–SB, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A–3FL/FX regular interest for each Distribution Date will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii)  the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A–M, Class B and Class C trust component represented by the PEZ Certificates.

The pass–through rates applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, the Class A–3FL/FX regular interest and the Class A–M trust component, as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B and Class C trust components and the Class D, Class E, Class F and Class G Certificates, as further described in the Free Writing Prospectus.

The Pass-Through Rate applicable to the Class A-3FL Certificates will be equal to a LIBOR-based floating rate.  If there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is terminated and not replaced, then the Pass-Through Rate applicable to the Class A-3FL Certificates will convert to the Pass-Through Rate of the Class A-3FL/FX regular interest.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including the Class D Certificates, then to the Class C trust component (and correspondingly, to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then to the Class A-M trust component (and correspondingly, to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–1, Class A–2, Class A-3, Class A–4 and Class A–SB Certificates and the Class A-3FL/FX regular interests on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–3, Class A–4, Class A–SB and Class D Certificates, the Class A-3FL/FX regular interests and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–3, Class A–4, Class A–SB and Class D Certificates, the Class A–3FL/FX regular interest and the Class A–M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations/Split Loan Structures:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as One Wilshire secures a Mortgage Loan (the “One Wilshire Loan”) with an outstanding principal balance as of the Cut–off Date of $100,000,000, evidenced by Note A-1, representing approximately 9.9% of the Initial Outstanding Pool Balance, and secures on a pari passu

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $80,000,000, evidenced by Note A-2, which is currently held by CCRE. The One Wilshire Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “One Wilshire Loan Combination.”

The One Wilshire Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. The One Wilshire pari passu companion loan evidenced by Note A-2 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). For additional information regarding the One Wilshire Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—One Wilshire Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that Eightfold Real Estate Capital III, L.P. (“Eightfold”) will be the initial Directing Holder and Eightfold will own a majority of the Class E, Class F and Class G Certificates as of the Settlement Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:
If a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)(2)

Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
$2,075,000	-	$9,999,999	26	$150,300,289	14.9%	5.0890%	111	1.54x	66.9%	55.2%
$10,000,000	-	$24,999,999	21	$317,743,283	31.4%	5.0064%	103	1.58x	65.7%	53.2%
$25,000,000	-	$39,999,999	6	$195,944,337	19.4%	5.1270%	120	1.54x	64.0%	53.5%
$40,000,000	-	$59,999,999	5	$246,409,990	24.4%	4.4120%	119	1.89x	65.1%	56.1%
$60,000,000	-	$100,000,000	1	$100,000,000	9.9%	4.6850%	120	2.93x	41.1%	41.1%
Total/Weighted Average			59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%

Distribution of Mortgage Rates(1)(2)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
3.7225%	-	4.2499%	5	$191,409,990	18.9%	4.0118%	114	1.70x	67.7%	57.4%
4.2500%	-	4.4999%	3	$35,244,977	3.5%	4.3863%	94	1.61x	66.3%	56.4%
4.5000%	-	4.7499%	10	$211,650,518	20.9%	4.6343%	110	2.63x	48.5%	46.0%
4.7500%	-	6.0600%	41	$572,092,414	56.6%	5.2658%	115	1.50x	66.6%	54.0%
Total/Weighted Average			59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%

Property Type Distribution(1)(2)(4)

					Weighted Averages

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads, NRA or Beds	Cut–off Date Balance per Unit/Room Pad/NRA/Bed	Mortgage Rate	Stated Remaining Term (Mos.)(3)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
Office	12	$278,665,836	27.6%	2,612,175	$166	4.7468%	117	93.7%	2.38x	52.1%	47.0%
CBD	5	$191,050,000	18.9%	1,822,934	$186	4.6636%	116	92.3%	2.78x	45.6%	43.6%
Suburban	6	$81,415,836	8.1%	717,945	$127	4.8708%	119	97.8%	1.52x	65.6%	53.8%
Medical	1	$6,200,000	0.6%	71,296	$87	5.6820%	120	82.8%	1.57x	73.8%	62.0%
Retail	25	$179,740,177	17.8%	1,354,927	$170	4.8782%	116	96.9%	1.61x	65.9%	55.0%
Anchored(5)	24	$172,290,177	17.1%	1,329,959	$165	4.8552%	115	97.1%	1.62x	65.8%	54.9%
Unanchored	1	$7,450,000	0.7%	24,968	$298	5.4100%	120	91.9%	1.37x	69.0%	57.5%
Hospitality	9	$141,419,280	14.0%	1,678	$93,799	4.7468%	101	64.7%	1.74x	64.5%	54.4%
Limited Service	6	$96,977,773	9.6%	1,080	$102,333	4.9597%	102	66.1%	1.68x	65.0%	54.5%
Full Service	2	$38,650,000	3.8%	496	$77,933	4.1330%	96	59.3%	1.92x	62.6%	54.6%
Extended Stay	1	$5,791,508	0.6%	102	$56,779	5.2775%	119	78.4%	1.45x	68.1%	51.5%
Manufactured Housing Community	16	$130,788,510	12.9%	4,183	$37,039	4.2164%	118	84.9%	1.47x	71.5%	60.6%
Multifamily	14	$124,516,057	12.3%	2,521	$91,396	5.2788%	108	95.6%	1.45x	68.1%	50.9%
Industrial	7	$62,107,318	6.1%	2,565,959	$39	5.1466%	104	96.2%	1.52x	66.3%	56.7%
Mixed Use	2	$55,091,384	5.5%	354,573	$181	5.5551%	120	93.1%	1.39x	69.6%	58.2%
Retail/Office	2	$55,091,384	5.5%	354,573	$181	5.5551%	120	93.1%	1.39x	69.6%	58.2%
Self Storage	1	$31,969,337	3.2%	295,344	$108	5.4300%	119	94.2%	1.34x	61.4%	51.2%
Other	1	$6,100,000	0.6%	182,817	$33	6.0600%	120	NAP	1.31x	68.5%	53.2%
Total/Weighted Average	87	$1,010,397,899	100.0%			4.8653%	113	89.4%	1.78x	63.0%	53.1%

Geographic Distribution(1)(2)(4)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
California	10	$255,048,037	25.2%	4.9242%	120	2.41x	51.7%	46.9%
Southern(6)	6	$179,610,612	17.8%	4.7422%	120	2.78x	46.1%	44.0%
Northern(6)	4	$75,437,424	7.5%	5.3574%	120	1.54x	65.1%	53.5%
New York	10	$99,619,489	9.9%	4.7839%	97	1.41x	66.7%	59.2%
Texas	14	$88,619,044	8.8%	4.7987%	111	1.59x	64.7%	53.4%
Florida	11	$63,069,883	6.2%	4.4630%	118	1.40x	71.2%	59.8%
Michigan	5	$62,354,754	6.2%	5.3147%	113	1.50x	67.1%	56.3%
Other	37	$441,686,692	43.7%	4.8570%	113	1.62x	66.6%	53.8%
Total/Weighted Average	87	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%
(1)	With respect to the One Wilshire Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA/Bed calculations include the related pari passu companion loan.
(2)
With respect to the Boston Marlborough Courtyard by Marriott loan, 2781-2791 Grand Concourse loan and 1901 Grand Concourse loan, Cut-off Date LTV Ratio has been calculated based on the mortgage loan balance net of earnout reserves of $1,200,000, $525,000 and $425,000, respectively.

(3)	In the case of one Mortgage Loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(4)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(5)	Includes anchored, single tenant and shadow anchored properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(2)

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
38.2%	-	54.9%	5	$180,650,000	17.9%	4.6045%	109	2.94x	42.1%	41.8%
55.0%	-	59.9%	7	$92,477,386	9.2%	5.2620%	110	1.69x	57.3%	36.7%
60.0%	-	64.9%	9	$196,762,306	19.5%	4.9318%	119	1.64x	62.5%	51.7%
65.0%	-	69.9%	16	$194,557,484	19.3%	4.9697%	117	1.56x	67.4%	55.3%
70.0%	-	76.4%	22	$345,950,723	34.2%	4.7988%	110	1.39x	73.2%	62.9%
Total/Weighted Average			59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%

Distribution of LTV Ratios at Maturity or ARD(1)(2)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
8.0%	-	49.9%	11	$268,467,386	26.6%	4.8621%	112	2.52x	47.2%	39.4%
50.0%	-	54.9%	16	$254,901,088	25.2%	4.8765%	116	1.64x	63.6%	51.9%
55.0%	-	59.9%	12	$191,600,447	19.0%	5.1600%	120	1.51x	67.9%	57.4%
60.0%	-	75.4%	20	$295,428,978	29.2%	4.6673%	107	1.39x	73.6%	63.8%
Total/Weighted Average			59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)(2)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
1.25x	-	1.39x	19	$270,728,111	26.8%	5.2842%	111	1.32x	70.4%	59.7%
1.40x	-	1.44x	5	$143,914,346	14.2%	4.2394%	117	1.42x	72.5%	61.7%
1.45x	-	1.54x	6	$86,895,529	8.6%	5.0371%	105	1.48x	67.1%	57.9%
1.55x	-	1.64x	9	$70,366,475	7.0%	5.0062%	118	1.61x	65.6%	51.7%
1.65x	-	1.74x	9	$155,694,796	15.4%	5.2411%	120	1.69x	62.2%	45.3%
1.75x	-	1.84x	2	$26,600,000	2.6%	4.7400%	87	1.81x	58.5%	49.4%
1.85x	-	1.99x	3	$72,288,642	7.2%	4.0932%	119	1.98x	64.4%	52.5%
2.00x	-	3.37x	6	$183,910,000	18.2%	4.6068%	109	2.92x	42.4%	42.1%
Total/Weighted Average			59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%

Distribution of Original Terms to Maturity or ARD(1)(2)(3)

Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
60	9	$103,777,951	10.3%	4.6354%	59	1.71x	62.0%	59.5%
84	1	$2,097,564	0.2%	4.6200%	83	1.64x	69.9%	61.4%
120	49	$904,522,385	89.5%	4.8922%	119	1.78x	63.1%	52.3%
Total/Weighted Average	59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%

Distribution of Remaining Terms to Maturity or ARD(1)(2)(3)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
58	-	60	9	$103,777,951	10.3%	4.6354%	59	1.71x	62.0%	59.5%
83	-	83	1	$2,097,564	0.2%	4.6200%	83	1.64x	69.9%	61.4%
116	-	120	49	$904,522,385	89.5%	4.8922%	119	1.78x	63.1%	52.3%
Total/Weighted Average			59	$1,010,397,899	100.0%	4.8653%	113	1.78x	63.0%	53.1%
(1)	With respect to the One Wilshire Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA/Bed calculations include the related pari passu companion loan.
(2)
With respect to the Boston Marlborough Courtyard by Marriott loan, 2781-2791 Grand Concourse loan and 1901 Grand Concourse loan, Cut-off Date LTV has been calculated based on the mortgage loan balance net of earnout reserves of $1,200,000, $525,000 and $425,000, respectively.

(3)	In the case of one Mortgage Loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
One Wilshire(1)(2)	CCRE	Los Angeles, CA	Office	$100,000,000	9.9%	$271	41.1%	2.93x	14.5%
RHP Portfolio IV(3)	GACC	Various, Various	Manufactured Housing Community	$54,815,651	5.4%	$35,251	73.7%	1.42x	8.3%
RHP Portfolio V(3)	GACC	Various, Various	Manufactured Housing Community	$53,252,859	5.3%	$31,325	73.7%	1.43x	8.4%
Raytheon & DirecTV Buildings(2)	CCRE	El Segundo, CA	Office	$48,400,000	4.8%	$88	42.5%	3.37x	15.9%
Brighton Towne Square	KeyBank	Brighton, MI	Mixed Use	$45,000,000	4.5%	$137	70.3%	1.32x	9.5%
Prince Kuhio Plaza	CCRE	Hilo, HI	Retail	$44,941,480	4.4%	$101	63.3%	1.98x	12.5%
SpringHill Suites / Fairfield Inn & Suites – Louisville	KeyBank	Louisville, KY	Hospitality	$38,675,000	3.8%	$116,141	65.6%	1.69x	12.3%
General Motors Innovation Center	CCRE	Austin, TX	Office	$35,300,000	3.5%	$110	61.4%	1.67x	11.1%
Center Pointe Plaza I	CCRE	Newark, DE	Retail	$35,000,000	3.5%	$139	63.6%	1.51x	10.6%
8-33 40th Avenue	GACC	Long Island City, NY	Self Storage	$31,969,337	3.2%	$108	61.4%	1.34x	9.4%
Total/Weighted Average				$487,354,327	48.2%		59.6%	2.01x	11.6%
(1)	With respect to the One Wilshire Loan, LTV, DSCR, debt yield and Cut–off Date Balance per Room/Pad/NRA calculations include the related pari passu companion loan.
(2)	The One Wilshire Loan and the Raytheon & DirecTV Buildings loan, representing 9.9% and 4.8%, respectively, of the outstanding pool balance as of the cut-off date, are under common sponsorship.
(3)	The RHP Portfolio IV loan and the RHP Portfolio V loan, representing approximately 5.4% and 5.3%, respectively, of the outstanding pool balance as of the cut-off date, are under common sponsorship.

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
One Wilshire	$100,000,000	$80,000,000	$180,000,000	COMM 2013–CCRE10	Wells Fargo Bank, National Association	LNR Partners, LLC	COMM 2013-CCRE10

Existing Mezzanine Debt Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Mezzanine Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
High Peaks Resort Lake Placid	$14,000,000	$4,250,000	1.80x	1.08x	57.1%	74.5%	13.6%	10.4%
Colorado Tower(1)	$13,750,000	$6,000,000	2.44x	1.28x	38.2%	54.9%	16.5%	11.5%
(1)
The mortgage loan amortizes on a planned amortization schedule after an initial interest only period of 24 months. Payments on the mezzanine loan are interest only for the entire mezzanine loan term and are made according to a planned interest rate schedule as outlined in the mezzanine loan documents with a maximum monthly interest rate of 11.0629% and a minimum monthly interest rate of 10.8015% over the mezzanine loan term. Total Debt U/W NCF DSCR reflects total annual debt service calculated as the average of the first 12 payments after the initial interest only period for the mortgage loan and the average of the first 12 payments on the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE10 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
RHP Portfolio IV	GACC	Various, Various	Manufactured Housing Community	$54,815,651	5.4%	MLMT 2008-C1
RHP Portfolio V	GACC	Various, Various	Manufactured Housing Community	$53,252,859	5.3%	MLMT 2008-C1
Brighton Towne Square	KeyBank	Brighton, MI	Mixed Use	$45,000,000	4.5%	GSMS 2004-GG2
Prince Kuhio Plaza	CCRE	Hilo, HI	Retail	$44,941,480	4.4%	BACM 2004-2
Center Pointe Plaza I	CCRE	Newark, DE	Retail	$35,000,000	3.5%	WMCMS 2003-C1A
Culver City Creative Office Portfolio(2)	CCRE	Culver City, CA	Office	$18,980,612	1.9%	GMACC 2003-C2
Hampton Inn and Suites – Corolla, NC	GACC	Corolla, NC	Hospitality	$14,649,142	1.4%	CSMC 2006-C4
JCS Net Lease Portfolio(3)	UBSRES	Various, Various	Retail	$9,443,812	0.9%	NLFLP 2005-1A
Hackman Livonia Portfolio	GACC	Livonia, MI	Industrial	$7,779,754	0.8%	GCCFC 2005-GG5
Genesee West MHC & Jamestown MHC	CCRE	Various, NY	Manufactured Housing Community	$3,400,000	0.3%	JPMCC 2003-CB7
Total				$287,263,310	28.4%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
With respect to the Culver City Creative Office Portfolio loan, only The Box and The Beehive property was previously securitized in the GMACC 2003-C2 transaction. The 3555 Hayden Avenue property was not previously securitized.

(3)
With respect to the JCS Net Lease Portfolio loan, the Taco Cabana San Antonio property, Taco Bell/Pizza Hut Arlington property, Checkers Philadelphia property and Checkers Foley property were previously securitized in the NLFLP 2005-1A transaction. The remaining properties were not previously securitized.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office / Telecom / Collocation
Credit Assessment			Collateral:	Fee Simple
(DBRS/KBRA/Moody’s):	A (low) / BBB / Baa2		Location:	Los Angeles, CA
Sponsor(1)(2):	GI Partners; CalPERS		Year Built / Renovated:	1967 / 1992
Borrower:	GI TC One Wilshire, LLC		Total Sq. Ft.:	663,035
Original Balance(3):	$100,000,000		Property Management:	Hines Interests Limited Partnership
Cut-off Date Balance(3):	$100,000,000		Underwritten NOI:	$26,045,542
% by Initial UPB:	9.9%		Underwritten NCF:	$25,050,989
Interest Rate:	4.6850%		Appraised Value:	$437,500,000
Payment Date:	6th of each month		Appraisal Date:	May 22, 2013
First Payment Date:	September 6, 2013
Maturity Date:	August 6, 2023		Historical NOI
Amortization:	Interest Only		2012 NOI:	$25,350,120 (December 31, 2012)
Additional Debt(3):	$80,000,000 Pari Passu Debt		2011 NOI:	$23,783,025 (December 31, 2011)
Call Protection(4):	L(24), D(92), O(4)		2010 NOI:	$22,776,882 (December 31, 2010)
Lockbox / Cash Management:	Soft, Springing Hard / Springing		2009 NOI:	$21,901,570 (December 31, 2009)

Reserves(5)			Historical Occupancy
	Initial	Monthly	Current Occupancy:	91.7% (June 30, 2013)
Taxes:	$0	Springing	2012 Occupancy:	94.3% (December 31, 2012)
Insurance:	$0	Springing	2011 Occupancy:	93.0% (December 31, 2011)
Replacement:	$0	Springing	2010 Occupancy:	95.2% (December 31, 2010)
TI/LC:	$0	Springing	2009 Occupancy:	96.5% (December 31, 2009)
Required Repairs:	$938,464	NAP
(1)   The sponsor and recourse carve-out guarantor of the One Wilshire Loan is TechCore, LLC, a joint venture between CalPERS and GI Partners.
(2)   The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 as Raytheon & DirecTV Buildings, which has a cut-off date balance of $48,400,000.
(3)   The Original Balance and Cut-off Date Balance of $100.0 million represent the controlling Note A-1 of a $180.0 million whole loan (the “One Wilshire Loan Combination”) evidenced by two pari passu notes.  The pari passu companion loan is the non-controlling Note A-2 with an original principal amount of $80.0 million, which is held by CCRE and expected to be included in a future securitization.  CCRE has reserved the right to further split Note A-2 into multiple notes.
(4)   The lockout period will be at least 24 payment dates beginning with and including the first payment date of September 6, 2013. Defeasance of the full $180.0 million One Wilshire Loan Combination is permitted after the date that is earlier to occur of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) September 6, 2016.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate One Wilshire Loan Combination.
(7)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment.  Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.33x and 2.24x, respectively.

Financial Information(6)
Cut-off Date Balance / Sq. Ft.:		$271
Balloon Balance / Sq. Ft.:		$271
Cut-off Date LTV:		41.1%
Balloon LTV:		41.1%
Underwritten NOI DSCR(7):		3.05x
Underwritten NCF DSCR(7):		2.93x
Underwritten NOI Debt Yield:		14.5%
Underwritten NCF Debt Yield:		13.9%
Underwritten NOI Debt Yield at Balloon:		14.5%
Underwritten NCF Debt Yield at Balloon:		13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
TeleCom Tenants(2)
CoreSite(3)(4)	NR/NR/NR	159,848	24.1%	$77.90	37.9%	2017/2022
Verizon(5)	A/A3/A-	67,703	10.2%	$58.31	12.0%	2013/2015-2018
Qwest Communications Corp.(6)	BB+/Ba1/NR	30,070	4.5%	$68.60	6.3%	2018/2020
IX2 Wilshire, LLC	NR/NR/NR	12,739	1.9%	$47.88	1.9%	12/31/2013
Global Crossing Bandwidth, Inc.(7)	NR/NR/NR	11,676	1.8%	$65.71	2.3%	2014/2023
Total Major TeleCom Tenants		282,036	42.5%	$70.35	60.4%
Remaining TeleCom Tenants		158,799	24.0%	55.74	27.0%
Total TeleCom Tenants		440,835	66.5%	$65.09	87.4%
Vacant Telecom		54,297	8.2%
Total Telecom		495,132	74.7%

Office Tenants
Musick, Peeler & Garrett, LLP	NR/NR/NR	106,475	16.1%	$23.60	7.7%	10/31/2023
Crowell, Weedon & Company(8)	NR/NR/NR	44,899	6.8%	$29.10	4.0%	12/31/2024
Total Office Tenants		151,374	22.8%	$25.23	11.6%
Total Retail Tenants		10,209	1.5%	$32.02	1.0%
Total Commercial Tenants		656,715	99.0%	$54.51	100.0%
Storage		6,320	1.0%
Total		663,035	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
CoreSite’s lease is structured as a gross lease plus electricity.  All other telecom tenant leases are structured as modified gross leases plus electricity along with additional infrastructure usage charges (approximately $15.44 PSF)

(3)	CoreSite has 42,913 sq. ft. expiring in 2017 and 116,935 sq. ft. expiring in 2022.
(4)	CoreSite has three consecutive 5-year extension options.
(5)	Verizon has 3,608 sq. ft. expiring in 2013, 2,253 sq. ft. expiring in 2015, 18,835 sq. ft. expiring in 2016, 24,283 sq. ft. expiring in 2017 and 18,724 sq. ft. expiring in 2018.
(6)	Qwest Communications Corp. has 22,277 sq. ft. expiring in 2018 and 7,793 sq. ft. expiring in 2020.
(7)	Global Crossing Bandwith, Inc. has 2,756 sq. ft. expiring in 2014 and 8,920 sq. ft. expiring in 2023.
(8)
Crowell, Weedon & Company has a one-time option to terminate up to 19,419 sq. ft. (43.3% of Crowell, Weedon & Company’s total sq. ft.) located on either or both of the 25th and 29th floors effective December 31, 2020 with no less than 180 days notice and payment of two months of base rent for the terminated space and any remaining unamortized tenant improvements and leasing commissions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

Lease Rollover Schedule(1)
Year	# of Suites Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	15	33,931	5.1%	33,931	5.1%	$36.86	3.8%	3.8%
2014	8	30,282	4.6%	64,213	9.7%	$40.01	3.7%	7.5%
2015	9	27,800	4.2%	92,013	13.9%	$58.45	4.9%	12.4%
2016	9	40,870	6.2%	132,883	20.0%	$54.41	6.8%	19.2%
2017(2)	24	94,781	14.3%	227,664	34.3%	$61.69	17.8%	37.0%
2018	9	52,813	8.0%	280,477	42.3%	$66.61	10.7%	47.7%
2019	6	13,663	2.1%	294,140	44.4%	$71.14	3.0%	50.7%
2020	2	11,700	1.8%	305,840	46.1%	$71.24	2.5%	53.2%
2021	3	8,210	1.2%	314,050	47.4%	$63.29	1.6%	54.8%
2022(2)	26	129,963	19.6%	444,013	67.0%	$79.56	31.5%	86.3%
2023	7	116,793	17.6%	560,806	84.6%	$27.32	9.7%	96.0%
Thereafter	5	47,298	7.1%	608,104	91.7%	$27.62	4.0%	100.0%
Vacant	NAP	54,931	8.3%	663,035	100.0%	NAP	NAP
Total / Wtd. Avg.	123	663,035	100.0%			$54.00	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	CoreSite has 42,913 sq. ft. expiring in 2017 and 116,935 sq. ft. expiring in 2022 with three consecutive options to extend its lease term for a period of five years each.

The Loan.    The One Wilshire loan (the “One Wilshire Loan”) is a fixed rate loan secured by the fee simple interest in a 663,035 sq. ft., telecom/collocation and office building with a subterranean parking garage located at 624 South Grand Avenue in downtown Los Angeles, California between 6th and 7th Streets (the “One Wilshire Property”) with an original principal balance of $180.0 million.  The One Wilshire Loan is comprised of the controlling Note A-1 of a $180.0 million whole loan that is evidenced by two pari passu notes (collectively, the “One Wilshire Loan Combination”).  Only the $100.0 million controlling Note A-1 will be included in the COMM 2013-CCRE10 commercial mortgage trust.  The non-controlling Note A-2, with an original principal balance of $80.0 million (which note may be further split), is expected to be included in one or more future securitizations.  The One Wilshire Loan has a 10-year term and interest only payments for the term of the loan.  The One Wilshire Loan accrues interest at a fixed rate equal to 4.6850% and has a cut-off date balance of $180.0 million.  Loan proceeds along with approximately $260.0 million of equity from the sponsor were used to acquire the One Wilshire Property for an allocated purchase price of $437.5 million as part of a portfolio acquisition, fund reserves and pay closing costs.  Based on the appraised value of $437.5 million as of May 22, 2013, the cut-off date LTV ratio is 41.1%.  The most recent prior financing of the One Wilshire Property was not included in a securitization.

The relationship between the holders of Note A-1 and Note A-2 will be governed by a co-lender agreement as described under “Description of the Mortgage Pool – Loan Combinations – The One Wilshire Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$180,000,000	40.9%	Purchase Price(1)	$437,500,000	99.4%
Sponsor Equity	$260,041,844	59.1%	Reserves	$938,464	0.2%
			Closing Costs	$1,603,380	0.4%
Total Sources	$440,041,844	100.0%	Total Uses	$440,041,844	100.0%
(1)
The sponsor purchased the One Wilshire Property from an affiliate of Hines Interests Limited Partnership, the property manager, as part of a two property portfolio acquisition. The allocated purchase price for the One Wilshire Property is $437.5 million.

The Borrower / Sponsor.    The borrower, GI TC One Wilshire, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is TechCore, LLC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

TechCore, LLC is a $500 million core real estate fund capitalized by California Public Employees’ Retirement System (“CalPERS”) and GI Partners that invests in data centers, internet gateways, corporate campuses for technology tenants and life science properties located in core metropolitan cities throughout the United States.

CalPERS is the largest public pension fund in the United States with approximately $260 billion in assets.  The retirement system administers retirement benefits for more than 1.6 million current and retired California State, public school and local public agency employees and their families on behalf of more than 3,000 public employers in the state and health benefits for 1.3 million enrollees.

GI Partners is a multi-strategy private equity investment manager established in 2001 with 46 investment professionals.  Since inception, the firm has managed assets valued at more than $8.5 billion through three discretionary private equity funds and five separate real estate accounts for recognized institutional investors including the largest state and sovereign pension funds in North America, Europe and the Middle East.

The Property.    The One Wilshire Property is a 91.7% occupied 30-story office building and mission critical collocation center built in 1967 and renovated in 1992 that offers equipment space and bandwidth for rental.  Collocation centers provide tenants and customers with a central hub offering power, bandwidth and cooling that allows for efficient interconnectivity. The One Wilshire Property totals 663,035 sq. ft. and is comprised of 495,132 sq. ft. of telecom space, 151,374 sq. ft. of office space, 10,209 sq. ft. of retail space, 6,320 sq. ft. of storage space and a five-level subterranean parking garage.  As of June 30, 2013, the telecom space was approximately 89.0% occupied (87.4% of U/W Base Rent), the office space was 100.0% occupied (11.6% of U/W Base Rent) and the retail space was 100.0% occupied (1.0% of U/W Base Rent).

The One Wilshire Property operated as a traditional office building until 1992 when it was converted to a telecommunications building through the installation of infrastructure necessary to attract telecommunication companies.  Since 2001, prior owners and current tenants have invested over $50.0 million into the One Wilshire Property’s power, cooling and communications infrastructure.  The One Wilshire Property is recognized as the primary communications hub connecting North America and Asia, the most significant point of interconnection in the Western United States and one of the top three network interconnection points in the world.

The One Wilshire Property’s largest tenant, CoreSite, operates the One Wilshire Property’s main interconnection point, or “Meet-Me-Room”, located on the 4th floor, a central hub that connects more major internet service providers than any other property in the United States and provides six times the amount of connectivity of any other data center in Los Angeles.  While most typical collocation centers are served by 20 to 100 telecom service providers, the One Wilshire Property has retained nearly 100.0% of its approximately 300 telecom service providers since 2007 that either occupy space as outright tenants or via collocation.  In addition, the two largest office tenants, Musick, Peeler & Garrett, LLP and Crowell, Weedon & Company, have occupied space at the One Wilshire Property since it opened in 1967.

Environmental Matters.    The Phase I environmental report dated June 6, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the One Wilshire Property, which is currently in place.

Major Tenants.

CoreSite One Wilshire, LLC (159,848 sq. ft.; 24.1% of NRA; 37.9%% of U/W Base Rent) CoreSite Realty Corporation (NYSE: COR) (“CoreSite”), the parent of the tenant, is an owner, developer and operator of 14 data centers comprising 2.0 million sq. ft. across the United States that offer private data center space and full service collocation to over 750 customers including enterprises, communication service providers, media and content companies, governmental agencies and educational institutions. Since 2001, CoreSite has invested over $34.0 million into the One Wilshire Property’s power, cooling and communications infrastructure. The One Wilshire Property generates more revenue than any other asset in CoreSite’s portfolio, with $24.4 million in revenue as of 4Q 2012, representing approximately 20.0% of CoreSite’s total rental revenues.  CoreSite has been a tenant at the One Wilshire Property since 2001 with leases expiring in 2017 and 2022 and three consecutive options to extend its lease term for a period of five years each.

Musick, Peeler & Garrett, LLP (106,475 sq. ft.; 16.1% of NRA; 7.7% of U/W Base Rent) Musick, Peeler & Garrett, LLP is a California law firm founded in Los Angeles with over 100 attorneys practicing in six offices throughout the state.  Musick, Peeler & Garrett, LLP occupies all of floors 20 through 23 and part of the 24th floor at the One Wilshire Property.  Musick, Peeler & Garrett, LLP has maintained its headquarters at the One Wilshire Property since 1967 with its lease expiring in 2023.

Verizon (67,703 sq. ft.; 10.2% of NRA; 12.0% of U/W Base Rent) MCI, Inc. (d/b/a Verizon Business; rated A/A3/A- by Fitch/Moody’s/S&P) is an American telecommunications subsidiary of Verizon Communications (NASDAQ: VZ) headquartered in Ashburn, Virginia that provides enterprise communications, managed network and IT services to businesses and federal government

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

clients primarily within the United States.  Verizon specializes in voice and data communications, network operations management, network security management, wholesale network access and teleconferencing serving customers in 140 countries through 300 offices in 75 countries.  Verizon has been a tenant at the One Wilshire Property since 2007 with leases expiring in 2013, 2015, 2016, 2017 and 2018.

Crowell, Weedon & Company (44,899 sq. ft.; 6.8% of NRA; 4.0% of U/W Base Rent) Crowell, Weedon & Company (“Crowell”) is a full service stock brokerage and money management firm founded in 1932.  Crowell is based in Los Angeles with 340 employees in 14 offices throughout southern California.  Crowell has approximately $9 billion of assets under management and has maintained its headquarters at the One Wilshire Property since 1967 with its lease expiring in 2024.

Qwest Communications Corp. (30,070 sq. ft.; 4.5% of NRA; 6.3% of U/W Base Rent) Qwest Communications Corp. (rated BB+/Ba1/NR by Fitch/Moody’s/S&P) is a subsidiary of CenturyLink, Inc. (“CenturyLink”).  CenturyLink is the third largest telecommunications company in the United States and is recognized as a global leader in cloud infrastructure and hosted IT solutions for enterprise customers.  CenturyLink provides data, voice and managed services in local, national and select international markets through its advanced fiber optic network and multiple data centers for businesses and consumers.  CenturyLink also offers advanced entertainment services under the CenturyLink Prism and DirecTV brands.  CenturyLink’s leases expire in 2018 and 2020.

The Market.

Global internet protocol traffic is projected to grow at an annual compound growth rate of 29.0% from 2011 to 2016, fueled by increased broadband penetration, wireless smart phones, on-demand video, social networking, streaming video, mobile broadband and cloud computing.  Internet infrastructure properties are currently experiencing pronounced supply shortages with global demand for data space outpacing overall supply, resulting in an expected current global utilization rate of approximately 90.0% in 2014.  The One Wilshire Property serves as the primary terminus for major fiber routes between Asia and North America, two of the fastest growing markets for internet data consumption, with five-year compound annual growth rates of approximately 24.0% and 33.0%, respectively.

Los Angeles Data Center Submarket
The One Wilshire Property is located in Southern California within the Los Angeles data center submarket.  Los Angeles is considered the largest data center market in the United States and home to the most extensive telecommunications infrastructure in the western United States.  As of 4Q 2012, Los Angeles contained 58 active data centers and telecom buildings comprising 1.8 million sq. ft. with an expected pipeline of 53,000 additional sq. ft. in 2013.  Approximately 87.0% of the Los Angeles data center submarket was utilized in 2012 and approximately 90.0% of the Los Angeles data center submarket is expected to be utilized in 2013.  Nearly every major data center in Los Angeles uses the One Wilshire Property as its primary fiber optic terminal and interconnection point, resulting in a clustering of existing space and demand for future space proximate to the One Wilshire Property.  Consistent with the rents at the One Wilshire Property, the appraiser concluded an annual gross rent of $67.00 PSF plus electricity for telecom space and an annual modified gross rent of $80.00 PSF plus electricity for CoreSite’s space.

CBD / Financial District Office Submarket
The One Wilshire Property is located in the CBD / Financial District office submarket of Los Angeles.  The CBD / Financial District submarket is bound by Interstate 110 to the west, 9th Street to the south, 2nd Street to the north and Hill Street to the east.  As of Q1 2013, the CBD / Financial District office submarket was comprised of approximately 27.4 million sq. ft. with a vacancy rate of 20.8% and an average rental rate of $35.13 PSF.    Consistent with the rents at the One Wilshire Property, the appraiser concluded a full service gross annual rent of $30.00 PSF for the One Wilshire Property office space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$28,086,554	$28,862,805	$30,627,347	$32,837,921	$49.53
Value of Vacant Space	0	0	0	2,950,893	4.45
Gross Potential Rent	$28,086,554	$28,862,805	$30,627,347	$35,788,814	$53.98
Total Recoveries	1,028,455	1,023,037	1,069,351	1,288,945	1.94
Total % Rents	0	0	0	0	0.00
Total Other Income(2)	$4,987,872	4,996,230	4,970,969	4,970,969	7.50
Less: Vacancy(3)	0	0	0	(3,053,433)	(4.61)
Effective Gross Income	$34,102,881	$34,882,072	$36,667,667	$38,995,295	$58.81
Total Operating Expenses(4)	11,325,999	11,099,047	11,317,547	12,949,754	19.53
Net Operating Income	$22,776,882	$23,783,025	$25,350,120	$26,045,542	$39.28
TI/LC	0	0	0	795,642	1.20
Capital Expenditures	0	0	0	198,911	0.30
Net Cash Flow	$22,776,882	$23,783,025	$25,350,120	$25,050,989	$37.78
(1)	U/W Base Rent includes $813,153 of contractual rent increases through June 2014 and $750,329 of average rent for CoreSite through lease expiration.
(2)	Other income includes conduit income, parking income, service charge revenue, roof and antenna income, administration income, generator income, miscellaneous income and storage rent.
(3)	U/W Vacancy is based on a vacancy adjustment of 8.3% of base rent and recoveries. The One Wilshire Property is 91.7% physically occupied as of June 30, 2013.
(4)	The increase in expenses from 2012 to U/W is primarily due to the anticipated real estate tax increase resulting from the sale of the One Wilshire Property pursuant to California’s Proposition 13.

Property Management.    The One Wilshire Property is managed by Hines Interests Limited Partnership (“Hines”), an affiliate of the previous One Wilshire Property ownership.  Hines is a privately owned international real estate investment, development and management firm active in 18 countries.  Hines employs approximately 3,300 people with controlled assets valued at approximately $24.3 billion and 148.5 million sq. ft. under management.

Lockbox / Cash Management.     The One Wilshire Loan is structured with a soft, springing hard lockbox and springing cash management.  A hard lockbox is required upon an event of default.  In place cash management (“Cash Management Period”) is required upon (i) the commencement of a Cash Trap Period, (ii) the failure by the borrower at the end of any calendar quarter to maintain a debt yield of at least 7.5% (a NCF debt service coverage ratio of 1.58x), or (iii) the commencement of a Lease Sweep Period.  In addition, a full excess cash sweep will commence upon the commencement of a Cash Trap Period.

A “Cash Trap Period” will commence (i) upon the occurrence of any event of default, (ii) if the borrower has not provided to lender an estoppel certifying all owed future Musick, Peeler & Garrett, LLP tenant improvement payments have been made by July 31, 2020 or (iii) if the borrower has not provided to lender an estoppel certifying all owed future Crowell, Weedon & Company tenant improvement payments have been made by June 30, 2014.

A “Lease Sweep Period” will commence (i) if a Lease Sweep Event Tenant surrenders, cancels or terminates its lease prior to its then current expiration date (provided if such event is with respect to CoreSite and CoreSite continues to operate at least 90,000 sq. ft. of space at the One Wilshire Property, such event will not be deemed a Lease Sweep Event), (ii) upon a material deterioration in the credit of a Lease Sweep Event Tenant, (iii) upon the occurrence of Lease Sweep Event Tenant insolvency proceeding or (iv) if a Lease Sweep Event Tenant gives notice of its intent to terminate its lease or the notice period for any Lease Sweep Event Tenant to renew its lease has elapsed without renewal (provided if such event is with respect to CoreSite and CoreSite continues to operate at least 90,000 sq. ft. of space at the One Wilshire Property, such event will not be deemed a Lease Sweep Event).  A Lease Sweep Period will terminate if, among other things, the borrower achieves a debt yield of 8.5% for two consecutive quarters. Deposits from the lease sweep will be capped at $40.00 PSF of space leased to the applicable Lease Sweep Event Tenant.

A “Lease Sweep Event Tenant” is (a) any tenant at the One Wilshire Property (i) whose premises account for 25% or more of the NRA at the One Wilshire Property  or (ii) whose gross rent accounts for 25% or more of all gross rents at the One Wilshire Property and (b) CoreSite.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

Initial Reserves.    At closing, the borrower deposited $938,464 into a required repairs reserve account for miscellaneous repairs with no individual item exceeding $400,000.

Ongoing Reserves.    Upon the occurrence of a Cash Management Period, borrower will be required to make monthly deposits of (i) 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account, (ii) $16,576 into a replacement reserve account and (iii) $69,066 into a rollover reserve account.  Borrower will not be required to deposit 1/12 of annual insurance premiums during a Cash Management Period if (i) no event of default exists, (ii) the One Wilshire Property is insured under a blanket policy acceptable to lender, (iii) insurance premiums are paid annually in advance and (iv) borrower provides lender with evidence of renewal policies two days prior to the expiration date of such policy. Additionally, upon a Lease Sweep Period, all excess cash flow will be swept into a rollover reserve account, subject to a cap of $40.00 PSF of space leased to the applicable Lease Sweep Event Tenant.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

ONE WILSHIRE

FLOOR
31
CoreSite 477 SF 7/2022
30
Mechanical Floor
29
Southwest Water Company 12,969 SF 9/2013
Vacant 274 SF
John Stewart 101 SF 3/2045
Crowell, Weedon 3,997 SF 10/2024
Aegis 3,602 SF 1/2014
Vacant 4,622 SF
28
CoreSite 11,654 SF 7/2022
IX2 1,387 SF 12/2018
Primus 5,858 SF 8/2021
VSNL 61 SF 1/2047
Tata Com. 2,467 SF 8/2016
Vacant 1,085 SF
Zone 1,657 SF 1/2017
Vacant 1,126 SF
CoreSite 287 SF 7/2017
27
CoreSite 25,810 SF 7/2022
26
Crowell, Weedon 25,480 SF 12/2024
25
Vacant 6,020 SF
Vacant 6,954 SF
Crowell, Weedon 12,335 SF 12/2024
24
Musick Peeler 6,574 SF 10/2023
Poindexter & Doutre 4,777 SF 6/2014
TCAST Communications 4,218 SF 6/2016
Vacant 2,330 SF
Cambrian 2,502 SF 6/2014
Crowell, Weedon 2,303 SF 12/2024
Property Mgmt 2,519 SF 12/2013
23
Musick Peeler 24,976 SF 10/2023
22
Musick Peeler 24,975 SF 10/2023
21
Musick Peeler 24,975 SF 10/2023
20
Musick Peeler 24,975 SF 10/2023
19
CoreSite 24,988 SF 7/2022
18
China Telecom 3,810 SF 5/2015
Weatherby 1,426 SF 9/2013
Qwest 3,762 SF 6/2018
Leading Edge 1,558 SF 5/2015
Time Warner 1,855 SF 9/2019
US Colo 5,342 SF 12/2016
Time Warner 2,742 SF 9/2019
Miracle Com. 3,299 SF 7/2017
China Telecom 2,013 SF 5/2015
17
Qwest Communications 7,445 SF 6/2018
Level 3 Com 5,411 SF 12/2023
China Unicom 1,248 SF 4/2015
Level 3 Com 1,614 SF 11/2016
Vacant 2,651 SF
XO Com 3,907 SF 7/2020
CoreSite 2,675 SF 7/2017
16
IX2 Wilshire 1,262SF 12/2018
Transaction Network 3,655 SF 12/2019
Vacant 1,463 SF
IX2 Wilshire 2,490 SF 12/2018
Broadwing Communication 6,092 SF 4/2014
Savvis Com. 9,617 SF 3/2017
Vacant 196 SF
15
Pacific Link 6,598 SF 9/2015
Vacant 4,962 SF
Verizon / MCI 13,594 SF 12/2013
14
Verizon 15,812 SF 12/2016
Vacant 6,504 SF
Sprint Com 2,352 SF 12/2021
Vacant 66 SF
12
IX2 Wilshire 1,971 SF 12/2013
Verizon 3,023 SF 12/2016
IX2 Wilshire 1,995 SF 12/2018
Pac-West 2,409 SF 9/2018
Level 3 Com 1,398 SF 12/2023
Vacant 1,234 SF
IX2 Wilshire 3,297 SF 12/2018
Pac-West 7,030 SF 9/2018
CoreSite 2,356 SF 7/2022
11
CoreSite 13,277 SF 7/2022
Chinacache 2,373 SF 9/2018
CoreSite 8,993 SF 7/2022
10
Global Crossing Bandwidth, Inc. 7,444 SF 4/2023
Global Crossing 1,476 SF 4/2023
Vacant 1,953 SF
MPower Com 7,427 SF 3/2015
CoreSite 6,006 SF 7/2017
9
CoreSite 12,370 SF 7/2017
Qwest Comm 11,070 SF 6/2018
CoreSite 842 SF 7/2017
8
Sirius Telecom 8,000 SF 3/2014
China Telecom 2,553 SF 3/2014
CoreSite 5,954 SF 7/2017
Verizon 2,253 SF 4/2015
CoreSite 4,836 SF 7/2017
7
CoreSite 7,485 SF 7/2017
Incontact/UCN 4,313 SF 7/2016
Neutral Tandem 6,857 SF 10/2016
Global Crossing 2,756 SF 4/2014
CoreSite 2,839 SF 7/2017
6
CoreSite 24,283 SF 7/2017
5
Verizon California 6,050 SF 8/2018
4
CoreSite 10,848 SF 7/2022
3
Qwest Communications 7,793 SF 12/2020
Verizon 3,608 SF 11/2013
US Colo 1,381 SF 12/2016
IX2 Wilshire 918 SF 12/2018
Vacant 4,138 SF
2
Verizon 4,769 SF 8/2018
TCG LA 2,893 SF 9/2015
East-West Bank 2,423 SF 7/2017
CoreSite One Wilshire, LLC 9,571 SF 7/2022
1
East-West Bank 5,177 SF 10/2017
CoreSite 19,094 SF 7/2022
Utility Telephone 1,948 SF 7/2017
Integra Telecom 2,709 SF 7/2017
Grand Cafe 2,609 SF 4/2017
CoreSite 715 SF 7/2022
VACANT
BUILDING
2013
2014
2015
2016
2017
2018
2019+

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 1 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 41.1% 2.93x 14.5%

CARTIFACT
One Wilshire
624 South Grand Avenue
Los Angeles, CA 90017
HARBOR FWY
110
CROWN HILL
LITTLE TOKYO
TOY DISTRICT
1ST ST
2ND ST
3RD ST
4TH ST
5TH ST
6TH ST
WILSHIRE BLVD
7TH ST / METRO CENTER
7TH ST
8TH ST
9TH ST
OLYMPIC BLVD
11TH ST
12TH ST
PICO BLVD
CHICK HEARN COURT
FIGUEROA ST
FLOWER ST
HOPE ST
GRAND AVE
OLIVE ST
HILL ST
BROADWAY
SPRING ST
MAIN ST
LOS ANGELES ST
SAN PEDRO ST
MAPLE AVE
WALL ST
HOPE PL
PERSHING SQUARE
Los Angeles City Hall
Music Center
Walt Disney Concert Hall
Broad Museum
California Plaza
Wells Fargo Center
Bank of America Plaza
World Trade Center
Union Bank Plaza
Richard J. Riordan Central Library
City National Plaza
Macy's Plaza
FIGat7th
Staples Center
Convention Center
LA Live
ESPN Zone
Grand Hope Park
South Village
Federal Courthouse
Times Mirror Square
Los Angeles Theatre
California Market Center
Santee Court
Santee Village
AT&T Center
Herald Examiner
Angels Flight
Edward R. Roybal Learning Center
Gas Co Tower
Pershing Square
Angelina at 8th & Grand (Planned)
Metropolis Development (Planned)
Los Angeles
Pasadena
Burbank
Glendale
Santa Monica
Long Beach
Anaheim
Pomona
Ontario
Torrance
Huntington Beach
Santa Ana
Irvine
PACIFIC OCEAN
Angeles National Forest

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of five properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	RHP Properties, Inc.; Northstar Realty		Collateral:	Fee Simple
	Finance Corporation		Location:	Various
Borrower:	Shadow Hills, LLC; Riverdale MHC,		Year Built / Renovated:	Various / Various
	LLC; Huguenot MHC, LLC; Pedaler’s		Total Pads:	1,555
	Pond, LLC; Ridgewood Estates, LLC		Property Management:	Newbury Management Company
Original Balance:	$54,815,651		Underwritten NOI:	$4,552,148
Cut-off Date Balance:	$54,815,651		Underwritten NCF:	$4,465,457
% by Initial UPB:	5.4%		Appraised Value:	$74,360,000
Interest Rate:	4.0200%		Appraisal Date:	February and March 2013
Payment Date:	1st of each month
First Payment Date:	June 1, 2013		Historical NOI
Maturity Date:	May 1, 2023		2012 NOI:	$4,593,643 (December 31, 2012)
Amortization:	Interest only for first 34 months, 360		2011 NOI:	$4,310,050 (December 31, 2011)
	months thereafter		2010 NOI:	$4,244,412 (December 31, 2010)
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection(3):	L(27), YM1(88), O(5)		Historical Occupancy
Lockbox / Cash Management:	Soft / Springing		Current Occupancy:	82.9% (February 14, 2013)
			2012 Occupancy:	83.2% (December 31, 2012)
Reserves(4)			2011 Occupancy:	83.2% (December 31, 2011)
	Initial	Monthly	2010 Occupancy:	82.8% (December 31, 2010)
Taxes:	$291,200	$49,049
(1)   The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 as RHP Portfolio V, which has a cut-off date balance of $53,252,859.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Includes $146,234 reserved for required repairs at the Pedaler’s Pond property. See “Initial Reserves” herein.
(6)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.04x and 2.00x, respectively.

Insurance:	$83,397	$11,914
Replacement:	$421,538	Springing
Required Repairs(5):	$271,369	NAP
Special Capital Improvement:	$1,096,495	$0
Environmental:	$128,310	$0

Financial Information
Cut-off Date Balance / Pad:	$35,251
Balloon Balance / Pad:	$30,376
Cut-off Date LTV:	73.7%
Balloon LTV:	63.5%
Underwritten NOI DSCR(6):	1.45x
Underwritten NCF DSCR(6):	1.42x
Underwritten NOI Debt Yield:	8.3%
Underwritten NCF Debt Yield:	8.1%
Underwritten NOI Debt Yield at Balloon:	9.6%
Underwritten NCF Debt Yield at Balloon:	9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Shadow Hills	Orlando, Florida	667	1974 / NAP	$20,640,643	$28,000,000	71.2%
Riverdale	Ogden, Utah	229	1967 / NAP	$12,377,014	$16,790,000	96.1%
Huguenot	Port Jervis, New York	166	1972, 1980, 1990 / NAP	$8,772,273	$11,900,000	98.8%
Pedaler’s Pond	Lake Wales, Florida	216	1987 / NAP	$7,961,391	$10,800,000	99.5%
Ridgewood Estates	Topeka, Kansas	277	1969, 1987 / 2012	$5,064,329	$6,870,000	77.6%
Total / Wtd. Avg.		1,555		$54,815,651	$74,360,000	82.9%
(1)	Based on the February 14, 2013 rent roll.

The Loan.    The RHP Portfolio IV loan (the “RHP Portfolio IV Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in five manufactured housing communities totaling 1,555 pads, and located in Florida, Utah, New York and Kansas (the “RHP Portfolio IV Properties”) with an original principal balance of approximately $54.8 million. The RHP Portfolio IV Loan has a 10-year term and amortizes on a 30-year schedule after an initial 34-month interest only period. The RHP Portfolio IV Loan accrues interest at a fixed rate equal to 4.0200% and has a cut-off date balance of approximately $54.8 million. Loan proceeds, along with approximately $17.6 million of equity from the sponsors, were used to acquire the properties for an allocated purchase price of approximately $68.9 million. Based on the appraised value of $74.36 million as of February and March 2013, the cut-off date LTV ratio is 73.7%. The most recent prior financing of the RHP Portfolio IV Properties was included in the MLMT 2008-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,815,651	75.7%	Acquisition Price	$68,939,199	95.3%
Sponsor Equity	$17,550,914	24.3%	Reserves	$2,292,308	3.2%
			Closing Costs	$1,135,058	1.6%
Total Sources	$72,366,565	100.0%	Total Uses	$72,366,565	100.0%

The Borrower / Sponsor.    The borrowers, Shadow Hills, LLC, Riverdale MHC, LLC, Huguenot MHC, LLC, Pedaler's Pond, LLC and Ridgewood Estates, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and Northstar Realty Finance Corporation (“Northstar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 216 communities with over 54,500 housing units and sites across 25 states, with a combined value of approximately $2.3 billion.

Northstar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. Northstar had approximately $7.4 billion of real estate assets under management as of December 31, 2012.

The RHP Portfolio IV Properties were acquired in April 2013 as part of an acquisition by the sponsors of a total of 71 manufactured housing communities (only five of which properties are collateral for the RHP Portfolio IV Loan).  In connection with the acquisition, Northstar obtained a $214,873,247 preferred equity interest in the borrowers related to the 71 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The RHP Portfolio IV Properties consist of five manufactured housing communities totaling 1,555 pads and are located in Florida, Utah, New York and Kansas. The RHP Portfolio IV Properties were developed between 1967 and 1990 (the Ridgewood Estates property was renovated in 2012), and were acquired in April 2013 for an allocated purchase price of approximately $68.9 million. The RHP Portfolio IV Properties are part of a 71-property portfolio acquisition that includes 66 other manufactured housing community properties, which do not serve as collateral for the RHP Portfolio IV Loan. One of the RHP Portfolio IV Properties, Pedaler’s Pond, which accounts for 14.5% of the total allocated loan amount, is a Class A community with occupancy of at least 97.2% since 2010. The remaining four RHP Portfolio IV Properties are Class B communities. From 2010 to 2012, net operating income for the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

RHP Portfolio IV Properties increased 8.2% from approximately $4.2 million to approximately $4.6 million, while overall average occupancy increased 0.4% from 82.8% in 2010 to 83.2% in 2012.

In addition, certain affiliates of the borrowers (the “Excluded Home Owners”) own certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Home Owners pledged its equity interest in the Excluded Home Owners to the lender as additional security for the RHP Portfolio IV Loan. Additionally, the borrowers agreed to prohibit the Excluded Home Owners from selling their homes (except to third party tenants at the property), or otherwise remove these homes from the pad site, but the Excluded Home Owners are permitted to obtain a third party loan secured by such home, provided the loan is not greater than 80% of the fair market value of such home. Removal of an excluded home from the pad site (other than pursuant to a sale of such home to a tenant at such property) will trigger recourse to the guarantor for any loss incurred as a result of such action.

Shadow Hills. The Shadow Hills property is located at 8403 Millinockett Lane in Orlando, Florida. Built in 1974, the property consists of 667 pads located on 53.7 acres, and as of February 14, 2013, is 71.2% occupied. The property is an all-age Class B community with amenities that include two clubhouses, two outdoor pools, two laundry facilities, shuffleboard, RV storage and a playground.

Riverdale. The Riverdale property is located at 5100 South 1050 West in Ogden, Utah. Built in 1967, the property consists of 229 pads located on 27.8 acres, and as of February 14, 2013, is 96.1% occupied. The property is an all-age Class B community with amenities that include a clubhouse, playground, RV storage and picnic area.

Huguenot. The Huguenot property is located at 185 Cherry Street in Port Jervis, New York. Built in three phases (1972, 1980 and 1990), the property consists of 166 pads located on 66.9 acres, and as of February 14, 2013, is 98.8% occupied. The property is an all-age Class B community.

Pedaler’s Pond.  The Pedaler’s Pond property is located at 1960 Peddlers Pond Boulevard in Lake Wales, Florida. Built in 1987, the property consists of 216 pads located on 76.3 acres, and as of February 14, 2013, is 99.5% occupied. The property is an all-age Class A community with amenities that include a clubhouse, two outdoor pools, laundry, shuffleboard, volleyball courts, RV storage and a playground.

Ridgewood Estates. The Ridgewood Estates property is located at 4100 Southeast Adams Street in Topeka, Kansas. Built in two phases (1969 and 1987) with common area renovations in 2012, the property consists of 277 pads located on 170.6 acres, and as of February 14, 2013, is 77.6% occupied. The property is an all-age Class B community with amenities that include a clubhouse, outdoor pool, basketball courts, community room and RV storage.

Allocated Loan Amount By State

Environmental Matters.    The Phase I environmental reports dated from April 3, 2013 to April 4, 2013 recommended either no further action or the continued implementation of operation and maintenance plans at the RHP Portfolio IV Properties. In addition, with respect to the Huguenot property, although the Phase I environmental report found no groundwater contamination at the property, the report recommended the borrower coordinate the closing of an open case with the New York State Department of Environmental Conservation related to an oil spill at the property in 2011.

The Market.    The RHP Portfolio IV Properties are located in Florida, Utah, New York and Kansas. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent. The average rents at the RHP Portfolio IV Properties were all determined to be in line with market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

Historical Occupancy and Market Rent Summary
Property Name	Number of Pads	2011 Occupancy	2012 Occupancy	Current Occupancy(1)	Avg. Monthly Rent per Pad(1)	Market Occupancy(2)	Comparable Property Rent(2)	Appraisal Market Rent(2)
Shadow Hills	667	72.1%	71.7%	71.2%	$482	87.0%	$324 - $473	$482
Riverdale	229	96.1%	95.6%	96.1%	$469	96.0%	$269 - $547	$470
Huguenot	166	98.8%	98.8%	98.8%	$575	96.0%	$495 - $707	$575
Pedaler’s Pond	216	98.1%	98.6%	99.5%	$378	85.0%	$282 - $460	$378
Ridgewood Estates	277	78.3%	79.1%	77.6%	$330	71.0%	$256 - $471	$330
Total / Wtd. Avg.	1,555	83.2%	83.2%	82.9%	$448	86.2%	$316 - $507	$449
(1)	Based on the February 14, 2013 rent roll.
(2)	Source: Appraisal

Florida Market. The Shadow Hills property is located in Orlando, Florida in a suburban area within the Orlando-Kissimmee-Sanford metropolitan statistical area, home to tourist attractions such as Walt Disney World Resort, SeaWorld and Universal Studios. The 2012 population within a three-mile area was 96,669, an approximately 1.4% increase over 2010. The Pedaler’s Pond property is located in Lake Wales, Florida in a suburban area within the Lakeland-Winter Haven metropolitan statistical area. The 2012 population within a three-mile area was 16,326, an approximately 0.1% increase over 2010.

Utah Market. The Riverdale property is located in Ogden, Utah. Ogden is the largest city in the Ogden-Clearfield metropolitan statistical area and the county seat of Weber County. The 2012 population within a three-mile area was 72,423, an approximately 2.5% increase over 2010.

New York Market. The Huguenot property is located in Port Jervis, New York less than four miles from I-84 which provides access to the Massachusetts Turnpike (I-90) to the east and the Scranton, Pennsylvania area to the west. The 2012 population within a three-mile area was 6,510, an approximately 0.7% decrease over 2010.

Kansas Market. The Ridgewood Estates property is located in Topeka, Kansas. Topeka is located approximately 64 miles west of Kansas City, Missouri and is well served by three major freeways (I-70, I-470 and I-335). The 2012 population within a three-mile area is 30,409, an approximately 0.7% increase since 2010.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Pad
Gross Potential Rent	$6,140,218	$6,379,169	$6,626,220	$8,216,815	$5,284
Total Other Income	939,273	968,552	974,017	974,017	626
Less: Concessions & Credit Loss	(296,327)	(241,147)	(204,067)	(190,918)	(123)
Less: Vacancy	0	0	0	(1,290,732)	(830)
Effective Gross Income	$6,783,164	$7,106,574	$7,396,170	$7,709,182	$4,958
Total Operating Expenses	2,538,752	2,796,524	2,802,527	3,157,034	2,030
Net Operating Income	$4,244,412	$4,310,050	$4,593,643	$4,552,148	$2,927
Capital Expenditures	0	0	0	86,691	56
Net Cash Flow	$4,244,412	$4,310,050	$4,593,643	$4,465,457	$2,872

Property Management.    The RHP Portfolio IV Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The RHP Portfolio IV Loan is structured with a soft lockbox and springing cash management. The borrowers are required to deposit all rents and other payments in a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into the borrowers’ operating account, unless a Cash Management

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the RHP Portfolio IV Loan documents.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on any calculation date, the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) for the trailing 12-month period is less than 1.05x. A Cash Management Period will end (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $291,200 into a tax reserve account, (ii) $83,397 into an insurance reserve account, (iii) $421,538 into a replacement reserve account, (iv) $1,096,495 into a special capital improvement reserve, (v) $128,310 into an environmental reserve to cover estimated costs relating to closing the open case as described under “Environmental Matters” above, and (vi) $271,369 into a required repairs reserve. Of the $271,369 reserved for required repairs, $146,234 has been reserved specifically for modifications and upgrades to the onsite storm water retention system at the Pedaler’s Pond property.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $49,049, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $11,914, into an insurance reserve account. Beginning on the payment date occurring in May 2016 and on each payment date thereafter, the borrowers will be required to make monthly payments of $6,479 into the replacement reserve, subject to a replacement reserve cap of $248,800, which amount excludes any of the funds initially deposited into the replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Northstar, which indirectly owns 97.727% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, RHP Western Portfolio Group, LLC. Northstar can convert its preferred equity, together with its equity interests in the owners of the 66 other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the RHP Portfolio IV Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the RHP Portfolio IV Loan and the equity in the owners of the other 66 manufactured housing properties) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $97,961,500, (ii) the allocated LTV ratio for the mezzanine loan and the RHP Portfolio IV Loan must be no greater than 85% and (iii) the aggregate DSCR must be at least 1.15x. In addition, the mortgage loan documents also permit an approved mezzanine loan with respect to the equity interests in the related borrowers only, provided, the mezzanine loan amount does not exceed $8,390,349 and the conditions above (other than clause (i)) are satisfied.

Partial Release.    After the expiration of the lockout period (or with respect to the Ridgewood Estates property, at any time), the borrowers may obtain the release of any of the RHP Portfolio IV Properties from the lien of the related mortgage in connection with a third-party sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount (or, with respect to the Ridgewood Estates property, 110% of the allocated loan amount) or (y) with respect to a sale of the property to an RHP Related Transferee (as defined in the loan agreement), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds for the applicable property (together with the payment of a yield maintenance premium); (ii) satisfaction of REMIC requirements; and (iii) a requirement that, after giving effect to such release, the debt service coverage ratio of the properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.15x.

Substitution of Collateral.    At any time prior to May 1, 2022, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the RHP Portfolio IV Loan provided that, among other things: (i) the aggregate of the allocated portions of the RHP Portfolio IV Loan related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original RHP Portfolio IV Loan amount and (ii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property, and (2) the net operating income of the new property is not less than the net operating income of the substituted property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 RHP Portfolio IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,815,651 73.7% 1.42x 8.3%

Altamonte Springs
Casselberry
Oviedo Marketplace
Eatonville
Maitland
Winter Park Village
Winter Park
Pine Hills
Orlando Fashion Square
DOWNTOWN ORLANDO
ORLANDO EXECUTIVE AIRPORT
Orlovista
Rio Pinar Country Club
Metro West
Conway
Edgewood
Bay Hill
Mall At Millenia
Belle Isle
Orlando
Orange Tree Country Club
Festival Bay Mall
Doctor Phillips
The Florida Mall
Shingle Creek Golf Club
ORLANDO INTERNATIONAL AIRPORT
Ritz Carlton Golf Club Grande Lakes
1

Ogden
West Haven
West Haven Country Park
OGDEN-HINCKLEY AIRPORT
Newgate Mall
Riverdale
Weber State University
McKay-Dee Hospital
Roy
South Ogden
HILL AIR FORCE BASE
Clinton
Uintah
2

HUNTERS GLEN
Eagle Ridge Mall
Lake Stuart
LAKE MABEL HEIGHTS
LAKE PIERCE RANCHETTES
MOUNTAIN LAKE
Mountain Lake Golf Club
BOHANNON ESTATES
Lake Wales
Lake Parker
GREENBRIAR
LAKE WALES MUNICIPAL AIRPORT
South Gate Shopping Center
Lake Wales Medical Center
Lake Wales Country Club
4

Catskill
MASS.
Springfield
Woodstock
Catskill Park
CONNECTICUT
Kingston
NEW YORK
Hartford
Monticello
Poughkeepsie
Bristol
New Britain
Wappingers Falls
New Milford
Waterbury
Walden
Meriden
Bloomingburg
Newburgh
Middletown
Carmel
Woodbury
Danbury
New Haven
Milford
Peekskill
West Haven
Vernon Township
NEW JERSEY
Ramapo
Bridgeport
Norwalk
Nanuet
Stamford
Long Island Sound
White Plains
Paterson
Clifton
Yonkers
East Orange
Morristown
Newark
New York
Hempstead
Elizabeth
Bridgewater
Atlantic Ocean
Trenton
3

NORTH TOPEKA
Topeka
Kansas River
PHILIP BILLARD MUNICIPAL AIRPORT
OLD TOWN
State Capitol
Kansas Expocentre
West Ridge Mall
SOUTHWEST TOPEKA
Shawnee CC
Lake Shawnee
5

RHP PORTFOLIO IV

1	Shadow Hills	8403 Millinockett Lane	Orlando, FL 32825
2	Riverdale	5100 South 1050 West	Ogden, UT 84405
3	Huguenot	185 Cherry Street	Port Jervis, NY 12771
4	Pedaler's Pond	1960 Pedalers Pond Boulevard	Lake Wales, FL 33859
5	Ridgewood Estates	4100 Southeast Adams Street	Topeka, KS 66609

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of seven properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	RHP Properties, Inc.; Northstar Realty		Collateral:	Fee Simple
	Finance Corporation		Location:	Various
Borrower:	Casual Estates, LLC; Sunset Vista,		Year Built / Renovated:	Various / Various
	LLC; Viking Villa, LLC; Whitney MHC,		Total Pads:	1,700
	LLC; Carriage Court Central, LLC;		Property Management:	Newbury Management Company
	Riverchase, LLC; Kopper View MHC,		Underwritten NOI:	$4,470,165
	LLC		Underwritten NCF:	$4,375,390
Original Balance:	$53,252,859		Appraised Value:	$72,240,000
Cut-off Date Balance:	$53,252,859		Appraisal Date:	February and March 2013
% by Initial UPB:	5.3%
Interest Rate:	4.0200%		Historical NOI
Payment Date:	1st of each month		2012 NOI:	$4,444,270 (December 31, 2012)
First Payment Date:	June 1, 2013		2011 NOI:	$4,008,385 (December 31, 2011)
Maturity Date:	May 1, 2023		2010 NOI:	$3,966,953 (December 31, 2010)
Amortization:	Interest only for first 34 months, 360
	months thereafter		Historical Occupancy
Additional Debt(2):	Future Mezzanine Debt Permitted		Current Occupancy:	78.9% (February 14, 2013)
Call Protection(3):	L(27), YM1(88), O(5)		2012 Occupancy:	78.8% (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing		2011 Occupancy:	77.8% (December 31, 2011)
			2010 Occupancy:	78.6% (December 31, 2010)
Reserves(4)
(1)       The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 as RHP Portfolio IV, which has a cut-off date balance of $54,815,651.
(2)       See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)       Partial release is permitted. See “Partial Release” herein.
(4)       See “Initial Reserves” and “Ongoing Reserves” herein.
(5)       Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.06x and 2.02x, respectively.

	Initial	Monthly
Taxes:	$353,046	$74,681
Insurance:	$84,203	$12,029
Replacement:	$252,253	Springing
Required Repairs:	$23,549	NAP
Special Capital Improvement:	$832,076	$0

Financial Information
Cut-off Date Balance / Pad:	$31,325
Balloon Balance / Pad:	$26,993
Cut-off Date LTV:	73.7%
Balloon LTV:	63.5%
Underwritten NOI DSCR(5):	1.46x
Underwritten NCF DSCR(5):	1.43x
Underwritten NOI Debt Yield:	8.4%
Underwritten NCF Debt Yield:	8.2%
Underwritten NOI Debt Yield at Balloon:	9.7%
Underwritten NCF Debt Yield at Balloon:	9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Casual Estates	Liverpool, New York	757	1967 / NAP	$12,384,386	$16,800,000	55.5%
Sunset Vista	Magna, Utah	207	1986 / NAP	$10,983,771	$14,900,000	97.1%
Viking Villa	Ogden, Utah	192	1970 / NAP	$10,261,348	$13,920,000	97.4%
Whitney	Gainesville, Florida	206	1973 / NAP	$7,076,792	$9,600,000	97.1%
Carriage Court Central	Orlando, Florida	118	1971 / NAP	$5,160,161	$7,000,000	98.3%
Riverchase	Manhattan, Kansas	159	1908 / 1998	$3,774,289	$5,120,000	99.4%
Kopper View MHC	West Valley City, Utah	61	1995 / NAP	$3,612,113	$4,900,000	98.4%
Total / Wtd. Avg.		1,700		$53,252,859	$72,240,000	78.9%
(1)  Based on the February 14, 2013 rent roll.

The Loan.    The RHP Portfolio V loan (the “RHP Portfolio V Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in seven manufactured housing communities totaling 1,700 pads, and located in Utah, New York, Florida and Kansas (the “RHP Portfolio V Properties”) with an original principal balance of approximately $53.3 million. The RHP Portfolio V Loan has a 10-year term and amortizes on a 30-year schedule after an initial 34-month interest only period. The RHP Portfolio V Loan accrues interest at a fixed rate equal to 4.0200% and has a cut-off date balance of approximately $53.3 million. Loan proceeds, along with approximately $18.4 million of equity from the sponsors, were used to acquire the properties for an allocated purchase price of approximately $69.0 million. Based on the appraised value of $72.24 million as of February and March 2013, the cut-off date LTV ratio is 73.7%. The most recent prior financing of the RHP Portfolio V Properties was included in the MLMT 2008-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$53,252,859	74.4%	Acquisition Price	$68,968,061	96.3%
Sponsor Equity	$18,367,450	25.6%	Reserves	$1,545,127	2.2%
			Closing Costs	$1,107,121	1.5%
Total Sources	$71,620,309	100.0%	Total Uses	$71,620,309	100.0%

The Borrower / Sponsor.    The borrowers, Casual Estates, LLC, Sunset Vista, LLC, Viking Villa, LLC, Whitney MHC, LLC, Carriage Court Central, LLC, Riverchase, LLC and Kopper View MHC, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in their organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and Northstar Realty Finance Corporation (“Northstar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 216 communities with over 54,500 housing units and sites across 25 states, with a combined value of approximately $2.3 billion.

Northstar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. Northstar had approximately $7.4 billion of real estate assets under management as of December 31, 2012.

The RHP Portfolio V Properties were acquired in April 2013 as part of an acquisition by the sponsors of a total of 71 manufactured housing communities (only seven of which properties are collateral for the RHP Portfolio V Loan).  In connection with the acquisition, Northstar obtained a $214,873,247 preferred equity interest in the borrowers related to the 71 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The RHP Portfolio V Properties consist of seven manufactured housing communities totaling 1,700 pads and are located in Utah, New York, Florida and Kansas. The RHP Portfolio V Properties were constructed or renovated between 1967 and 1998 and were acquired in April 2013 for an allocated purchase price of approximately $69.0 million. The RHP Portfolio V Properties are part of a 71-property portfolio acquisition that includes 64 other manufactured housing community properties, which do not serve as collateral for the RHP Portfolio V Loan. Two of the RHP Portfolio V Properties, Sunset Vista and Kopper View MHC, which together

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

account for 27.4% of the total allocated loan amount, are Class A communities each with occupancy of at least 92.3% since 2010. The remaining five RHP Portfolio V Properties are Class B communities. From 2010 to 2012, net operating income for the RHP Portfolio V Properties increased 10.7% from approximately $4.0 million to approximately $4.4 million.

In addition, certain affiliates of the borrowers (the “Excluded Home Owners”) own certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Home Owners pledged its equity interest in the Excluded Home Owners to the lender as additional security for the RHP Portfolio V Loan. Additionally, the borrowers agreed to prohibit the Excluded Home Owners from selling their homes (except to third party tenants at the property), or otherwise remove these homes from the pad site, but the Excluded Home Owners are permitted to obtain a third party loan secured by such home, provided the loan is not greater than 80% of the fair market value of such home. Removal of an excluded home from the pad site (other than pursuant to a sale of such home to a tenant at such property) will trigger recourse to the guarantor for any loss incurred as a result of such action.

Casual Estates. The Casual Estates property is located at 7330 Landsend Lane in Liverpool, New York. Built in 1967, the property consists of 757 pads located on 128.5 acres, and as of February 14, 2013, is 55.5% occupied. The property is an all-age Class B community with amenities that include a clubhouse, outdoor pool, playground, community room and RV storage.

Sunset Vista. The Sunset Vista property is located at 8460 West Sunset Hills Drive in Magna, Utah. Built in 1986, the property consists of 207 pads located on 25.2 acres, and as of February 14, 2013, is 97.1% occupied. The property is an all-age Class A community with amenities that include a clubhouse, outdoor pool, basketball court, RV storage and playground.

Viking Villa. The Viking Villa property is located at 433 East 980 North in Ogden, Utah. Built in 1970, the property consists of 192 pads located on 28.4 acres, and as of February 14, 2013, is 97.4% occupied. The property is an all-age Class B community with amenities that include a clubhouse, outdoor pool, playground and RV storage.

Whitney.  The Whitney property is located at 8401 Northwest 13th Street in Gainesville, Florida. Built in 1973, the property consists of 206 pads located on 82.4 acres, and as of February 14, 2013, is 97.1% occupied. The property is an all-age Class B community with amenities that include a clubhouse, outdoor pool, RV storage, tennis courts, picnic area and basketball courts.

Carriage Court Central. The Carriage Court Central property is located at 4820 West Oak Ridge Road in Orlando, Florida. Built in 1971, the property consists of 118 pads located on 15.8 acres, and as of February 14, 2013, is 98.3% occupied. The property is an all-age Class B community with amenities that include a clubhouse, outdoor pool, laundry, shuffleboard, tennis courts and RV storage.

Riverchase. The Riverchase property is located at 4440 Tuttle Creek Boulevard in Manhattan, Kansas. Built in 1908 and renovated in 1998, the property consists of 159 pads located on 35.1 acres, and as of February 14, 2013, is 99.4% occupied. The property is an all-age Class B community with amenities that include playground and pool access at Colonial Gardens MPH.

Kopper View MHC. The Kopper View MHC property is located at 7122 West Bendixon Drive in West Valley City, Utah. Built in 1995, the property consists of 61 pads located on 6.2 acres, and as of February 14, 2013, is 98.4% occupied. The property is an all-age Class A community.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

Environmental Matters.    The Phase I environmental reports dated from April 3, 2013 to April 4, 2013 recommended either no further action or the continued implementation of operation and maintenance plans at the RHP Portfolio V Properties.

The Market.    The RHP Portfolio V Properties are located in Utah, New York, Florida and Kansas. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent. The average rents at the RHP Portfolio V Properties were all determined to be in line with market rent.

Historical Occupancy and Market Rent Summary
Property Name	Number of Pads	2011 Occupancy	2012 Occupancy	Current Occupancy(1)	Avg. Monthly Rent per Pad(1)	Market Occupancy(2)	Comparable Property Rent(2)	Appraisal Market Rent(2)
Casual Estates	757	54.2%	55.2%	55.5%	$474	67.0%	$330 - $395	$470
Sunset Vista	207	95.2%	97.6%	97.1%	$466	96.0%	$269 - $547	$472
Viking Villa	192	97.9%	96.9%	97.4%	$436	96.0%	$269 - $547	$436
Whitney	206	96.6%	97.1%	97.1%	$352	86.0%	$295-$335	$352
Carriage Court Central	118	98.3%	98.3%	98.3%	$445	87.0%	$324 - $473	$445
Riverchase	159	95.6%	98.7%	99.4%	$313	95.0%	$185 - $333	$310
Kopper View MHC	61	100.0%	100.0%	98.4%	$469	96.0%	$269 - $547	$468
Total / Wtd. Avg.	1,700	77.8%	78.8%	78.9%	$437	81.2%	$295 - $428	$435
(1)   Based on the February 14, 2013 rent roll.
(2)   Source: Appraisal

Utah Market. The Sunset Vista property is located in Magna, Utah. Magna is located within the Salt Lake City metropolitan statistical area, approximately 15 miles southwest of Salt Lake City. Salt Lake City is the capital of Utah and the most populous city in the state. The 2012 population within a three-mile area was 47,871, an approximately 1.8% increase over 2010. The Viking Villa property is located in Ogden, Utah. Ogden is the largest city in the Ogden-Clearfield metropolitan statistical area and the county seat of Weber County. The 2012 population within a three-mile area was 58,834, an approximately 2.9% increase over 2010. The Kopper View MHC property is located in West Valley City, Utah, and, along with the Sunset Vista property, is located within the Salt Lake City metropolitan statistical area. West Valley City is located approximately 11 miles southwest of Salt Lake City. The 2012 population within a three-mile area was 64,193, an approximately 1.7% increase over 2010.

New York Market. The Casual Estates property is located in Liverpool, New York approximately 11 miles northwest of Syracuse. The property benefits from interstate access via I-81, which is located less than 10 miles to the east of the property and I-90 (the New York State Thruway), which is located approximately five miles to the south. The 2012 population within a three-mile area was 34,955, an approximately 2.4% increase over 2010.

Florida Market. The Whitney property is located in Gainesville, Florida which is home to the University of Florida. The property is located less than 10 miles east of I-75, which provides north-south access across Florida. The 2012 population within a three-mile area was 20,009, an approximately 0.2% increase over 2010. The Carriage Court Central property is located in Orlando, Florida, home to tourist attractions such as Walt Disney World Resort, SeaWorld and Universal Studios. The 2012 population within a three-mile area was 83,459, an approximately 2.2% increase over 2010.

Kansas Market. The Riverchase property is located in Manhattan, Kansas, home to Kansas State University. Manhattan is located approximately 9 miles north of I-70, which provides east-west access across Kansas. The 2012 population within a three-mile area is 45,836, an approximately 2.7% increase since 2010.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Pad
Gross Potential Rent	$6,005,284	$6,274,316	$6,463,148	$8,739,866	$5,141
Total Other Income	721,492	717,173	742,907	742,907	437
Less: Concessions & Credit Loss	(225,948)	(242,800)	(193,229)	(184,892)	(109)
Less: Vacancy	0	0	0	(1,876,032)	(1,104)
Effective Gross Income	$6,500,827	$6,748,690	$7,012,826	$7,421,850	$4,366
Total Operating Expenses	2,533,875	2,740,305	2,568,556	2,951,685	1,736
Net Operating Income	$3,966,953	$4,008,385	$4,444,270	$4,470,165	$2,630
Capital Expenditures	0	0	0	94,775	56
Net Cash Flow	$3,966,953	$4,008,385	$4,444,270	$4,375,390	$2,574

Property Management.    The RHP Portfolio V Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The RHP Portfolio V Loan is structured with a soft lockbox and springing cash management. The borrowers are required to deposit all rents and other payments in a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into the borrowers’ operating account, unless a Cash Management Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the RHP Portfolio V Loan documents.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on any calculation date, the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) for the trailing 12-month period is less than 1.05x. A Cash Management Period will end (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $353,046 into a tax reserve account, (ii) $84,203 into an insurance reserve account, (iii) $252,253 into a replacement reserve account, (iv) $23,549 into a required repairs reserve and (v) $832,076 into a special capital improvement reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $74,681, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $12,029, into an insurance reserve account. Beginning on the payment date occurring in May 2016 and on each payment date thereafter, the borrowers will be required to make monthly payments of $7,083 into the replacement reserve, subject to a replacement reserve cap of $272,000, which amount excludes any of the funds initially deposited into the replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Northstar, which indirectly owns 97.727% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, RHP Western Portfolio Group, LLC. Northstar can convert its preferred equity, together with its equity interests in the owners of the 64 other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the RHP Portfolio V Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the RHP Portfolio V Loan and the equity in the owners of the other 64 manufactured housing properties) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $97,961,500, (ii) the allocated LTV ratio for the mezzanine loan and the RHP Portfolio V Loan must be no greater than 85% and (iii) the aggregate DSCR must be at least 1.15x. In addition, the mortgage loan documents also permit an approved mezzanine loan with respect to the equity interests in the related borrowers only, provided, the mezzanine loan amount does not exceed $8,151,141 and the conditions above (other than clause (i)) are satisfied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

Partial Release.    After the expiration of the lockout period, the borrowers may obtain the release of any of the RHP Portfolio V Properties from the lien of the related mortgage in connection with a third-party sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount or (y) with respect to a sale of the property to an RHP Related Transferee (as defined in the loan agreement), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds for the applicable property (together with the payment of a yield maintenance premium); (ii) satisfaction of REMIC requirements; and (iii) a requirement that, after giving effect to such release, the debt service coverage ratio of the properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.15x.

Substitution of Collateral.    At any time prior to May 1, 2022, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the RHP Portfolio V Loan provided that, among other things: (i) the aggregate of the allocated portions of the RHP Portfolio V Loan related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original RHP Portfolio V Loan amount and (ii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property, and (2) the net operating income of the new property is not less than the net operating income of the substituted property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 3 RHP Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,252,859 73.7% 1.43x 8.4%

Great Northern Mall
MICHAEL AIRFIELD
Seneca Mall
Baldwinsville
Bayberry Shopping Center
Village Green
North Syracuse
Seneca Knolls
NEW YORK STATE TRWY
Van Buren
Liverpool
SYRACUSE HANCOCK INT'L
Lakeland
Onondaga Lake
Galeville
STATE FAIR BLVD
WARNERS RD
Syracuse

Kennecott Tailings Pond
Salt Lake City
Rocky Mountain Raceways
Magna-Cooper Park
Intermountain Healthcare
Stonebridge Golf Club
PARKWAY BLVD
Magna
W 3100 S
W 3500 S
West Valley City
W 4100 S
S 5600 W
W 4700 S
Salt Lake Comm. College

Harrisville
FORT CARSON ARMY RESERVATION CENTER
E 1100 N
Marriott-Slaterville
Ogden
2ND ST
W 1200 S
12TH ST
El Monte Golf Course
WASHINGTON BLVD
20TH ST
S 3500 W
24TH ST
W 2550 S
West Haven
WALL AVE
HARRISON BLVD
30TH ST
Mt Ogden Golf Course
West Haven Country Park
OGDEN-HINCKLEY AIRPORT

San Felasco Hammock State Park
NW 13TH ST
San Felasco Park
MILLHOPPER RD
Devil's Millhopper State Park
NW 34TH ST
Ironwood Golf Course
GAINESVILLE REGIONAL AIRPORT
Meadowbrook Golf Club
Santa Fe College
NW 23RD AVE
NW 16TH AVE
W NEWBERRY RD
Gainesville
Morningside Nature CTR
UNIVERSITY AVE
SE HAWTHORNE RD
Mark Bostick Golf Course
Ben Hill Griffin Stadium
University of Florida
SW 91ST ST
SW 75TH ST

Pine Hills
West Oaks Mall
Orlando Fashion Square
DOWNTOWN ORLANDO
ORLANDO EXECUTIVE AIRPORT
Orlovista
Windermere
Windermere Country Club
Metro West
Conway
Lake Down
Edgewood
Mall At Millenia
Bay Hill
Belle Isle
Bay Hill Club & Lodge
Orange Tree Country Club
Orlando
Golden Bear Club At Keene's Point
Doctor Phillips
The Florida Mall
Lake Tibet
Big Sand Lake
Lake Sheen
Shingle Creek Golf Club
ORLANDO INTERNATIONAL AIRPORT
Lake Buena Vista
Ritz Carlton Golf Club Grande Lakes

St. Joseph
Concordia
Excelsior Springs
Manhattan
Kansas City
Junction City
Topeka
Salina
Harrisonville
Emporia
KANSAS
MISSOURI
El Dorado
Nevada
Fort Scott
Wichita
Independence
Springfield
Wellington

Salt Lake City
CALIFORNIA AVE
W 1700 S
Rocky Mountain Raceways
Intermountain Healthcare
Stonebridge Golf Club
PARKWAY BLVD
Magna
S 7200 W
W 3100 S
W 3500 S
West Valley City
W 4100 S
Meadow Brook Golf Course
S 5600 W
Salt Lake Comm. College
W 4700 S
Taylorsville

RHP PORTFOLIO V

CARTIFACT

1	Casual Estates	7330 Landsend Lane	Liverpool, NY 13090
2	Sunset Vista	8460 West Sunset Hills Drive	Magna, UT 84044
3	Viking Villa	433 East 980 North	Ogden, UT 84404
4	Whitney	8401 Northwest 13th Street	Gainesville, FL 32653
5	Carriage Court Central	4820 West Oak Ridge Road	Orlando, FL 32809
6	Riverchase	4440 Tuttle Creek Boulevard	Manhattan, KS 66502
7	Kopper View MHC	7122 West Bendixon Drive	West Valley City, UT 84128

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Credit Assessment			Collateral:	Fee Simple
(DBRS/KBRA/Moody’s):	BBB / A- / Baa2		Location:	El Segundo, CA
Sponsor(1)(2):	GI Partners; CalPERS		Year Built / Renovated:	1976 / 2010, 2013
Borrower:	GI TC Imperial Highway, LLC		Total Sq. Ft.:	550,579
Original Balance:	$48,400,000		Property Management:	Hines Interests Limited Partnership
Cut-off Date Balance:	$48,400,000		Underwritten NOI:	$7,711,102
% by Initial UPB:	4.8%		Underwritten NCF:	$7,573,457
Interest Rate:	4.5805%		Appraised Value:	$114,000,000
Payment Date:	6th of each month		Appraisal Date:	May 28, 2013
First Payment Date:	September 6, 2013
Maturity Date:	August 6, 2023		Historical NOI
Amortization:	Interest Only		2012 NOI:	$7,605,632 (December 31, 2012)
Additional Debt:	None		2011 NOI:	$7,534,176 (December 31, 2011)
Call Protection:	L(24), D(92), O(4)		2010 NOI:	$7,488,079 (December 31, 2010)
Lockbox / Cash Management:	Soft, Springing Hard / Springing
			Historical Occupancy
Reserves(3)			Current Occupancy:	100.0% (August 6, 2013)
	Initial	Monthly	2012 Occupancy:	100.0% (December 31, 2012)
Taxes:	$0	Springing	2011 Occupancy:	100.0% (December 31, 2011)
Insurance:	$0	Springing	2010 Occupancy:	100.0% (December 31, 2010)
Replacement:	$0	Springing
(1)  The sponsor and recourse carve-out guarantor of the Raytheon & DirecTV Buildings Property is TechCore, LLC, a joint venture between CalPERS and GI Partners.
(2)   The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 as One Wilshire, which has a cut-off date balance of $100.0 million.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The $13,059,181 TI/LC reserve is in connection with owed tenant improvement and renovation costs associated with the DirecTV renewal lease.
(5)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payments. Based on a 30-year amortization schedule the underwritten NOI DSCR and underwritten NCF DSCR are 2.60x and 2.55x, respectively.

TI/LC(4):	$13,059,181	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$88
Balloon Balance / Sq. Ft.:		$88
Cut-off Date LTV:		42.5%
Balloon LTV:		42.5%
Underwritten NOI DSCR(5):		3.43x
Underwritten NCF DSCR(5):		3.37x
Underwritten NOI Debt Yield:		15.9%
Underwritten NCF Debt Yield:		15.6%
Underwritten Balloon NOI Debt Yield:		15.9%
Underwritten Balloon NCF Debt Yield:		15.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)
Raytheon	A-/A3/A-	345,377	62.7%	$15.25	61.6%	12/31/2018
DirecTV	BBB-/Baa2/BBB	205,202	37.3%	$15.99	38.4%	9/30/2027(3)
Total Occupied Collateral		550,579	100.0%	$15.53	100.0%
Vacant		0	0.0%
Total		550,579	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Raytheon has four 5-year extension options with 15-months notice and DirecTV has three 5-year extension options with 14-months notice.
(3)
DirecTV has the right to terminate its lease effective after December 31, 2023 or contract its space by no more than 102,601 sq. ft., provided notice is given by September 30, 2022 and subject to a termination fee equal to the remaining unamortized tenant improvement allowance ($4,022,498 if terminated effective December 31, 2023 or $2,011,249 if contracted by 102,601 sq. ft.).

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018(1)	1	345,377	62.7%	345,377	62.7%	$15.25	61.6%	61.6%
2019	0	0	0.0%	345,377	62.7%	$0.00	0.0%	61.6%
2020	0	0	0.0%	345,377	62.7%	$0.00	0.0%	61.6%
2021	0	0	0.0%	345,377	62.7%	$0.00	0.0%	61.6%
2022	0	0	0.0%	345,377	62.7%	$0.00	0.0%	61.6%
2023(2)	0	0	0.0%	345,377	62.7%	$0.00	0.0%	61.6%
Thereafter(1)	1	205,202	37.3%	550,579	100.0%	$15.99	38.4%	100.0%
Vacant	NAP	0	0.0%	550,579	100.0%	NAP	NAP
Total / Wtd. Avg.	2	550,579	100.0%			$15.53	100.0%

(1)	Raytheon has four 5-year extension options with 15-months notice and DirecTV has three 5-year extension options with 14-months notice.
(2)
DirecTV has the right to terminate its lease effective after December 31, 2023 or contract its space by no more than 102,601 sq. ft., provided notice is given by September 30, 2022 and subject to a termination fee equal to the remaining unamortized tenant improvement allowance ($4,022,498 if terminated effective December 31, 2023 or $2,011,249 if contracted by 102,601 sq. ft.).

The Loan.    The Raytheon & DirecTV Buildings loan (the “Raytheon & DirecTV Buildings Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two 11-story office buildings and a 10-story building, with eight levels of parking and two levels of office/lab (the “Raytheon & DirecTV Buildings Property”). The Raytheon & DirecTV Buildings Property totals 550,579 sq. ft. of net rentable area with 1,883 parking spaces. The Raytheon & DirecTV Buildings Loan has an original principal balance of $48.4 million. The Raytheon & DirecTV Buildings Loan has a 10-year term and interest only payments for the term of the loan. The Raytheon & DirecTV Buildings Loan accrues interest at a fixed rate equal to 4.5805% and has a cut-off date balance of $48.4 million. Loan proceeds along with approximately $77.7 million of equity were used to purchase the property for $112.5 million, fund reserves and pay closing costs. Based on the appraised value of $114.0 million as of May 28, 2013, the cut-off date LTV ratio is 42.5%. The most recent prior financing of the Raytheon & DirecTV Buildings Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,400,000	38.4%	Purchase Price(1)	$112,500,000	89.2%
Equity	$77,691,468	61.6%	Reserves	$13,059,181	10.4%
			Closing Costs	$532,287	0.4%
Total Sources	$126,091,468	100.0%	Total Uses	$126,091,468	100.0%
(1)
The sponsor purchased the Raytheon & DirecTV Buildings Property from an affiliate of Hines Interests Limited Partnership, the property manager, as part of a two property portfolio acquisition. The allocated purchase price for the Raytheon & DirecTV Buildings Property is $112.5 million.

The Borrower / Sponsor.    The borrower, GI TC Imperial Highway, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is TechCore, LLC.

TechCore, LLC is a $500 million core real estate fund launched by California Public Employees’ Retirement System (“CalPERS”) and GI Partners that invests in data centers, internet gateways, corporate campuses for technology tenants and life science properties located in core metropolitan cities throughout the United States.

CalPERS is the largest public pension fund in the United States with approximately $260 billion in assets.  The retirement system administers retirement benefits for more than 1.6 million current and retired California State, public school and local public agency employees and their families on behalf of more than 3,000 public employers in the state and health benefits for 1.3 million enrollees.

GI Partners is a multi-strategy private equity investment manager established in 2001 with 46 investment professionals.  Since inception, the firm has managed assets valued at more than $8.5 billion through three discretionary private equity funds and five separate real estate accounts for recognized institutional investors including the largest state and sovereign pension funds in North America, Europe and the Middle East.

The Property.    The Raytheon & DirecTV Buildings Property consists of two 11-story office buildings and a 10-story building with eight levels of parking and two levels of office/lab space. Located in El Segundo, California the Raytheon & DirecTV Buildings Property totals 550,579 sq. ft. of net rentable area with 1,883 parking spaces, is accessible via Interstates 105, 405 and 710 and is adjacent to Los Angeles International Airport (“LAX”).

Raytheon Buildings
The 2200 and 2222 East Imperial Highway buildings (“Raytheon Buildings”) were constructed in 1976 and most recently renovated in 2010. The 2200 East Imperial Highway building totals 199,496 sq. ft., while the 2222 East Imperial Highway building consists of 145,881 sq. ft. of office/lab space on its top two floors and 1,883 parking spaces in the 8-story parking structure below.

The Raytheon Buildings are 100% leased to Raytheon, which has occupied the Raytheon Buildings since 1984 and is the largest employer in El Segundo with over 7,000 employees.  Among other divisions, Raytheon operates a Space and Airborne Systems (“SAS”) testing facility at the Raytheon Buildings.  The Space and Airborne Systems division develops radars and other sensors for aircraft, spacecraft and ships, as well as performs research in areas ranging from linguistics to quantum computing. The SAS Division, headquartered in McKinney, Texas, benefits from the proximity of the Raytheon Buildings to the Los Angeles Air Force Base, which is a hub of activity for the military and space exploration industries in Southern California.  The SAS Division, accounted for 21.8% of the company’s $24.4 billion of revenue of 2012.

DirecTV Building
The 2230 East Imperial Highway building (“DirecTV Building”) was built in 1976 and is currently undergoing a renovation, which is expected to be completed in 2014. The DirecTV Building totals 205,202 sq. ft. and is 100% leased to DirecTV, which has been in occupancy since 2006, as part of its corporate headquarters complex. The sponsor is currently spending approximately $13.0 million ($64 PSF) to renovate the DirecTV space. DirecTV has temporarily relocated majority of employees from the DirecTV Building to neighboring buildings to facilitate the renovations, which include a significant interior overhaul and elevator and bathroom upgrades, installation of an exterior entrance canopy, two new rooftop chillers and repainting. Upon completion of the renovations, the DirecTV Building will be the location for DirecTV’s engineering and programming division, as well as its satellite control room.

Environmental Matters.    The Phase I environmental report dated June 6, 2013 recommended the asbestos operation and maintenance plan already in place at the Raytheon & DirecTV Buildings Property be updated to include all the buildings due to the age of the buildings.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

Tenancy.

Raytheon (345,377 sq. ft., 62.7% of NRA, 61.6% of U/W Base Rent) Raytheon (NYSE: RTN; rated A-/A3/A- by Fitch/Moody’s/S&P) leases 100.0% of the Raytheon Buildings. Founded in 1922, Raytheon is a technology and innovation leader specializing in defense, aerospace systems, security and civil markets, with 68,000 employees globally. Raytheon was the fifth largest government contractor in 2012 with nearly $6.0 billion of contracts for major government agencies including the U.S. Military, Missile Defense Agency, Homeland Security Department and the Transportation Department. Raytheon is involved in over 15,000 contracts with no single contract accounting for more than 5% of total net sales. As of July 2013, Raytheon had a market capitalization of $22.7 billion.

Raytheon initially executed a 24.5-year lease at the Raytheon & DirecTV Buildings Property, which commenced in June 1984, and exercised a 10-year extension option in 2008, which will expire in December 2018. Raytheon has four additional 5-year extension options, which may be exercised with 15-months notice.

DirecTV (205,202 sq. ft., 37.3% of NRA, 38.4% of U/W Base Rent) DirecTV  (NASDAQ: DTV; rated BBB-/Baa2/BBB by Fitch/Moody’s/S&P) leases 100.0% of the DirecTV Building as part of its corporate headquarters complex. The DirecTV lease is guaranteed by DirecTV Holdings LLC (the “DirecTV Guarantor”). DirecTV, founded in 1990, is one of the world’s leading providers of digital television and entertainment services, with 35.6 million subscribers in the United States and Latin America. Since 2010, DirecTV’s customer base has increased by a total of 4.7%. As of July 2013, DirecTV had a market capitalization of $35.6 billion.

In May 2012, DirecTV executed a renewal lease which will commence on January 1, 2014 (when the current lease ends) and expires in September 2027. The renewal lease has three 5-year extension options which are exercisable with 14-months notice. DirecTV has the right to terminate its lease effective anytime after December 31, 2023 or contract its space by no more than 102,601 sq. ft., provided notice is given by September 30, 2022 and subject to a termination fee equal to the remaining unamortized tenant improvement allowance ($4,022,498 if terminated effective December 31, 2023 or $2,011,249 if contracted by 102,601 sq. ft.).

The Market.

The Raytheon & DirecTV Buildings Property is located in the South Bay office submarket of Los Angeles, which includes El Segundo, Manhattan Beach, Torrance, Long Beach and parts of Los Angeles proper. The South Bay submarket contains an overall inventory of approximately 14.4 million sq. ft., of which 7.0 million sq. ft. (49%) consists of Class A properties. As a result of its proximity to the Los Angeles Air Force Base, South Bay’s four largest employers are within the aerospace and defense industries, including Raytheon.

The appraiser concluded a market rental rate of $16.62 PSF for single-tenant occupied triple net lease buildings. The U/W Base Rent of $15.53 PSF at the Raytheon & DirecTV Buildings Property is slightly below the concluded market rent. The Raytheon & DirecTV Buildings Property competes with 29 office buildings ranging in size from two to 24 stories, and all located within a three-mile radius of the Raytheon & DirecTV Buildings Property in El Segundo. The buildings total approximately 6.3 million sq. ft. with asking rent of $25.80 PSF to $34.80 PSF on a gross basis. Occupancy in the submarket including the Raytheon & DirecTV Buildings Property is 87.9%, with 16 of the properties 100% occupied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$7,717,935	$7,773,861	$7,830,910	$8,548,915	$15.53
Value of Vacant Space	0	0	0	$0	0.0
Gross Potential Rent	$7,717,935	$7,773,861	$7,830,910	$8,548,915	$15.53
Total Recoveries	1,537,071	1,495,942	1,541,193	1,408,130	2.56
Total Other Income(2)	0	0	0	200,037	0.36
Less: Vacancy(3)	0	0	0	(507,854)	(0.92)
Effective Gross Income	$9,255,006	$9,269,803	$9,372,103	$9,649,228	$17.53
Total Operating Expenses	1,766,927	1,735,627	1,766,471	1,938,125	3.52
Net Operating Income	$7,488,079	$7,534,176	$7,605,632	$7,711,102	$14.01
TI/LC(4)	0	0	0	0	0.00
Capital Expenditures	0	0	0	137,645	0.25
Net Cash Flow	$7,488,079	$7,534,176	$7,605,632	$7,573,457	$13.76

(1)
U/W Base Rent includes $345,384 from a contractual rent increase for Raytheon (January 2014) and $314,439 due to rent averaging of DirecTV over the loan term, which remains slightly below the appraisers concluded market rent..

(2)
U/W Total Other Income consists of parking garage fees paid by DirecTV, which is offset by an equivalent expense. Raytheon leases 100.0% of the parking structure as part of its base rent, however the borrower subleases a portion of the parking, which it then rents to DirecTV.

(3)
U/W Vacancy represents 5.0% of gross income, which is greater than the 17 year historical average of 2.0% at the Raytheon & DirecTV Buildings Property. The Raytheon & DirecTV Buildings Property is currently 100.0% leased.

(4)
The Raytheon and DirecTV Buildings Loan is structured with cash flow sweeps and springing rollover reserve collections tied to both Raytheon and DirecTV. See “Lockbox / Cash Management” and “Ongoing Reserves” below.

Property Management.    The Raytheon & DirecTV Buildings Property is managed by Hines Interests Limited Partnership (“Hines”).  Hines is a privately owned international real estate investment, development and management firm active in 18 countries.  Hines employs approximately 3,300 people with controlled assets valued at approximately $24.3 billion and 148.5 million sq. ft. under management.

Lockbox / Cash Management.    The Raytheon & DirecTV Buildings Loan is structured with a soft springing hard lockbox and springing cash management. A hard lockbox is required upon an event of default. In place cash management is required upon a Cash Management Period. In addition, a full excess cash sweep will commence upon the commencement of a Cash Trap Period.

A “Cash Management Period” will commence upon (i) the commencement of a Cash Trap Period, (ii) the failure by the borrower at the end of any calendar quarter to maintain a debt yield of at least 7.5% (equivalent to a NCF debt service coverage ratio of 1.61x), (iii) the commencement of a Lease Sweep Period, or (iv) the commencement of a DTV Sweep Period.

A “Cash Trap Period” will commence upon (i) the occurrence and continuance of an event of default or (ii) the failure to separate a released parcel and the remaining parcel into two separate tax lots within 18 months from the date of such release (“Tax Lot Separation Condition”), which trigger will terminate at such time that the borrower has satisfied the Tax Lot Separation Condition by delivering evidence of the separate tax lot parcels and an endorsement to the title insurance policy insuring the remaining property that the remaining property  is a separate tax lot.

A “Lease Sweep Period” will commence if a Major Tenant (i) cancels or terminates its lease prior to the expiration date, (ii) experiences a material deterioration in credit, (iii) becomes insolvent or (iv) provides notice of its intent to terminate its lease or fails to give notice of its intent to renew within the notice period. A Lease Sweep Period will terminate if, among other things, the borrower achieves a debt yield of at least 8.5% for two consecutive quarters. Deposits from a Lease Sweep Period will be capped at $30.00 PSF of space leased to the applicable Major Tenant.

“Major Tenant” means any tenant at the Raytheon & DirecTV Buildings Property (i) leasing at least 50% of the total net rentable area or (ii) accounting for at least 50% of the gross rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

A “DTV Sweep Period” will commence if (i) DirecTV is not conducting business and occupying and using or actively renovating at least 75% of its space, and (ii) either (y) DirecTV or DirecTV Guarantor being the subject of a bankruptcy action or (z) DirecTV Guarantor or its indebtedness failing to be rated “BBB- Stable” (or other equivalent rating) or higher by at least one rating agency. A DTV Sweep Period will terminate if, among other things, the borrower achieves a debt yield of at least 8.5% for two consecutive quarters and DirecTV is no longer a tenant of the building. Deposits from a DTV Sweep Period will be capped at $30.00 PSF of space leased to DirecTV.

Initial Reserves.    At closing, the borrower deposited $13,059,181 into a TI/LC reserve to be used for payment of tenant improvement and renovation costs incurred by the borrower as a result of the DirecTV lease renewal.

Ongoing Reserves.    Upon the occurrence of a Cash Management Period, borrower will be required to make monthly deposits of (i) 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account, (ii) $11,470 into a replacement reserve account and (iii) $57,352 into a rollover reserve account. The borrower will not be required to deposit 1/12 of annual insurance premiums during a Cash Management Period if (i) no event of default exists, (ii) the Raytheon & DirecTV Buildings Property is insured under a blanket policy acceptable to lender, (iii) insurance premiums are paid annually in advance and (iv) the borrower provides lender with evidence of renewal policies two business days prior to the expiration date of such policy.

Partial Release.    After the expiration of the defeasance lockout period, the borrower may obtain the release of either office building or the parking garage in connection with a sale of such parcel, provided, among other things, (i) the LTV ratio (after the release) not more than the lessor of 42.5% or the LTV immediately prior to such release, (ii) the DSCR (after the release) is at least equal  to the greater of 4.00x or the DSCR immediately prior to such release, (iii) the debt yield (after the release) is at least equal to the greater of 15.6% or the debt yield immediately prior to such release, (iv) the parking garage is not the last parcel securing the Raytheon & DirecTV Buildings Loan and (v) the Raytheon & DirecTV Buildings Loan is defeased by an amount equal to the greater of (a) 100% of net sales proceeds, (b) 115% of the allocated loan amount or (c) the amount necessary to satisfy the conditions described in clauses (i), (ii) and (iii). The allocated loan amounts are as follows: 2230 East Imperial Highway building - $20,400,000; 2200 East Imperial Highway building - $17,600,000; 2222 East Imperial Highway building - $10,400,000. In the event the Tax Lot Separation Condition has not been satisfied within 18 months of such release, a Cash Trap Period will commence (as described above under “Lockbox / Cash Management”) and the borrower shall deposit with the lender the amount equal to one year of taxes due with respect to the release parcel until such time that the Tax Lot Separation Condition has been satisfied.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 and 2230 East Imperial Highway El Segundo, CA 90245	Collateral Asset Summary – Loan No. 4 Raytheon & DirecTV Buildings	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 42.5% 3.37x 15.9%

Raytheon & DirecTV Buildings
2200 and 2230 East Imperial Highway
El Segundo, CA 90245
Los Angeles
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
El Segundo
Manhattan Beach
Hermosa Beach
Santa Monica Bay
W MANCHESTER AVE
Westchester Golf Course
WESTCHESTER PKWY
LINCOLN BLVD
University of West Los Angeles
W ARBOR VITAE ST
WORLD WAY
W CENTURY BLVD
S SEPULVEDA BLVD
AVIATION BLVD
S LA CIENEGA BLVD
W IMPERIAL HWY
Boeing
General Dynamics
N SEPULVEDA BLVD
N NASH ST
Northrop Grumman
Teledyne Technologies
Time Warner Cable
Hewlett Packard
Mattel
Oracle
CBRE
Los Angeles Air Force Base
IBM
Aerospace
E EL SEGUNDO BLVD
Raytheon Headquarters
The Lakes at El Segundo Golf Course
El Segundo Recreation Area
MAIN ST
Dockweiler Beach
VISTA DEL MAR
Chevron Refinery
Xerox
DaVita
Plaza El Segundo
Continental Park
ROSECRANS AVE
Manhattan Marketplace
Manhattan Village Shopping Center
Marriott Plaza Golf Course
Raleigh Studios
Northrop Grumman Aeropace
N VALLEY DR
N HIGHLAND AVE
OCEAN DR
Manhattan Beach County Park
Veterans Parkway
N ARDMORE AVE
MANHATTAN BEACH BLVD
PACIFIC COAST HWY
HERMOSA AVE
ARTESIA BLVD
SAN DIEGO FWY
LOS ANGELES INTERNATIONAL AIRPORT
Cars Direct
E MAPLE AVE
E MARIPOSA AVE
N SEPULVEDA BOULEVARD
N AVIATION BOULEVARD
Time Warner Cable
HP
E GRAND AVE
LAWRENCE ST
E EL SEGUNDO BOULEVARD
Angeles National Forest
San Fernando
Burbank
Glendale
Pasadena
Glendora
Beverly Hills
Santa Monica
Culver City
Covina
Upland
West Covina
Pomona
Ontario
Marina Del Rey
Whittier
Diamond Bar
Norwalk
Brea
Fullerton
Torrance
Lakewood
Anaheim
Long Beach
Cypress
Garden Grove
Orange
San Pedro
Seal Beach
Santa Ana
Huntington Beach
Irvine
Lake Forest
Mission Viejo
Laguna Beach
Dana Point
PACIFIC OCEAN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

Mortgage Loan Information				Property Information
Loan Seller:	KeyBank National Association			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Retail / Office
Sponsor:	Norman E. Murphy			Collateral:	Fee Simple
Borrower:	Brighton Holdings LLC			Location:	Brighton, MI
Original Balance:	$45,000,000			Year Built / Renovated:	1997-2001 / NAP
Cut-off Date Balance:	$45,000,000			Total Sq. Ft.:	327,688
% by Initial UPB:	4.5%			Property Management:	Argus Realty Group, LLC
Interest Rate:	5.4800%			Underwritten NOI:	$4,282,181
Payment Date:	1st of each month			Underwritten NCF:	$4,031,181
First Payment Date:	September 1, 2013			Appraised Value:	$64,000,000
Maturity Date:	August 1, 2023			Appraisal Date:	April 22, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), YM1(91), O(4)			Most Recent NOI:	$4,924,317 (T-12 March 31, 2013)
Lockbox / Cash Management:	Hard / Springing			2012 NOI:	$5,190,998 (December 31, 2012)
				2011 NOI:	$5,100,056 (December 31, 2011)
Reserves(1)				2010 NOI:	$4,686,537 (December 31, 2010)
	Initial		Monthly
Taxes:	$0		$29,929	Historical Occupancy
Insurance:	$33,283		$6,657	Current Occupancy:	93.6% (May 21, 2013)
Home Depot	$0		Springing	2012 Occupancy:	93.6% (December 31, 2012)
Replacement:	$7,928		$7,928	2011 Occupancy:	93.6% (December 31, 2011)
TI/LC:	$12,917		$12,917	2010 Occupancy:	93.0% (December 31, 2010)
Required Repairs:	$74,525		$0	(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Vacant Space:	$250,000		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$137
Balloon Balance / Sq. Ft.:		$115
Cut-off Date LTV:		70.3%
Balloon LTV:		58.7%
Underwritten NOI DSCR:		1.40x
Underwritten NCF DSCR:		1.32x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield		9.0%
Underwritten Balloon NOI Debt Yield:		11.4%
Underwritten Balloon NCF Debt Yield:		10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

Tenant Summary
Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Major Retail Tenants
Home Depot	A-/A3/A-	111,892	34.1%	1/31/2018	$10.40	NAP	NAP
MJR Theatre(3)	NR/NR/NR	79,886	24.4%	4/14/2029	$14.39	$457,926	16.3%
Total Major Retail Tenants		191,778	58.5%		$12.06

Remaining Retail Tenants
Staples	BBB/Baa2/BBB	27,610	8.4%	10/31/2017	$11.34	NAP	NAP
Party City	NR/B2/B	10,400	3.2%	2/15/2020	$13.25	$140	14.9%
KeyBank National Association	A-/A3/A-	3,200	1.0%	4/30/2019	$45.00	NAP	NAP
Verizon Wireless	A/A3/A-	3,200	1.0%	1/31/2016	$27.90	NAP	NAP
Subtotal		44,410	13.6%		$15.41

Total Occupied Retail		236,188	72.1%		$12.69
Retail Vacant		0	0.0%		NAP	NAP	NAP
Retail Total/Wtd. Avg.		236,188	72.1%		$12.69

Major Office Tenants
University of Michigan	NR/Aaa/AAA	41,500	12.7%	4/30/2025	$34.50	NAP	NAP
Subtotal		41,500	12.7%		$34.50

Remaining Office Tenants		28,879	8.8%	Various	$17.96	NAP	NAP
Office Vacant		21,121	6.4%	NAP	NAP	NAP	NAP
Office Total/Wtd. Avg.		91,500	27.9%		$21.32

Total/Wtd. Avg.		327,688	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease
(2)	Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of December 31, 2012.
(3)	MJR Theatre’s sales are reflected as sales per screen based on 20 screens.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	1,670	0.5%	1,670	0.5%	$16.30	0.6%	0.6%
2015	1	12,430	3.8%	14,100	4.3%	$19.00	4.8%	5.3%
2016	4	15,008	4.6%	29,108	8.9%	$18.80	5.7%	11.0%
2017	1	27,610	8.4%	56,718	17.3%	$11.34	6.3%	17.4%
2018	2	114,863	35.1%	171,581	52.4%	$10.67	24.8%	42.1%
2019	1	3,200	1.0%	174,781	53.3%	$45.00	2.9%	45.0%
2020	1	10,400	3.2%	185,181	56.5%	$13.25	2.8%	47.8%
2021	0	0	0.0%	185,181	56.5%	$0.00	0.0%	47.8%
2022	0	0	0.0%	185,181	56.5%	$0.00	0.0%	47.8%
2023	0	0	0.0%	185,181	56.5%	$0.00	0.0%	47.8%
Thereafter	2	121,386	37.0%	306,567	93.6%	$21.26	52.2%	100.0%
Vacant	NAP	21,121	6.4%	327,688	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	13	327,688	100.0%			$16.14	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

The Loan.    The Brighton Towne Square loan (the “Brighton Towne Square Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 327,688 sq. ft. mixed use, anchored retail and office property located at 7927 Nemco Way in Brighton, MI (the “Brighton Towne Square Property”) with an original principal balance of $45.0 million. The Brighton Towne Square Loan has a 10-year term and amortizes on a 30-year schedule. The Brighton Towne Square Loan accrues interest at a fixed rate equal to 5.4800% and has a cut-off date balance of $45.0 million. Loan proceeds were used to retire existing debt for approximately $41.4 million, fund upfront reserves of approximately $378,653, pay closing costs of $944,067, giving the borrower a return of equity of approximately $2.2 million.  Based on the appraised value of $64.0 million as of April 22, 2013 the cut-off date LTV ratio is 70.3% and the remaining implied equity is $19.0 million.  The most recent prior financing of the Brighton Towne Square Property was included in the GSMS 2004-GG2 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	100.0%	Loan Payoff	$41,430,793	92.1%
			Reserves	$378,653	0.8%
			Closing Costs	$944,067	2.1%
			Return of Equity	$2,246,487	5.0%
Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%

The Borrower / Sponsor.    The borrower, Brighton Holdings LLC, is a single purpose Michigan limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Norman E. Murphy.

Norman E. Murphy is the founder and President of Brighton Land Company and has been involved in the real estate development, acquisition, investment and management for over 50 years.

The Property.    The Brighton Towne Square Property is a 327,688 sq. ft. mixed use, power center comprised of retail and office space, which was constructed in phases from 1997 to 2001.  Retail space comprises 236,188 sq. ft. (72.1% of the total sq. ft.) and office space comprises 91,500 sq. ft. (27.9% of the total sq. ft.).  The Brighton Towne Square Property is anchored by Home Depot and MJR Theatre, and shadow anchored by Target, which is not part of the collateral.  Additional retail tenants include Staples, Party City, KeyBank National Association and Verizon Wireless.  The Brighton Town Square Property also contains a 41,500 sq. ft. medical office building which is 100% leased to the University of Michigan, as well as an additional multi-tenant office building.  In addition to Target, Brighton Towne Square features numerous other commercial tenants, which are not collateral for the Brighton Towne Square Loan, including Holiday Inn Express, MC Sports, IHOP and Chili’s located on outparcels, Independence Village, a senior living facility, Kinder Care and various inline retail tenants.

Environmental Matters.    The Phase I environmental report dated April 24, 2013  recommended no further action at the Brighton Towne Square Property.

Major Tenants.

Home Depot (111,892 sq. ft., 34.1% of NRA, 23.5% of U/W Base Rent) Home Depot (NYSE: HD, rated A-/A3/A- by Fitch/Moody’s/S&P) operates as a home improvement retailer.  Its stores sell building materials, home improvement products, and lawn and garden products, as well as provide installation, home maintenance, and professional service programs to do-it-yourself, and professional customers.  It serves home owners, professional remodelers, general contractors, repairmen and small business owners.  As of March 13, 2013, Home Depot operated 2,257 retail stores in 50 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, Guam, Canada and Mexico.  Home Depot was founded in 1978 and is based in Atlanta, Georgia.  Home Depot has occupied the Brighton Towne Square Property since 1997 via a 20-year lease.  Home Depot has no early termination options and four five-year extension options.

MJR Theatres (79,886 sq. ft., 24.4% of NRA, 23.2% of U/W Base Rent)  MJR Theatres, Inc. (“MJR”) is a privately held company founded in 1981 and headquartered in Oak Park, Michigan.  The company primarily operates in the Motion Picture and Video Exhibition Companies industry.  MJR owns and operates eight movie theatres with 132 total screens in the Detroit metropolitan area.  MJR Theatres has occupied the property since 1999, and has approximately 16 of 25 years remaining on their lease term.  MJR has no early termination options and three extension options (one five-year and two 10-year).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

University of Michigan (41,500 sq. ft., 12.7% of NRA, 28.9% of U/W Base Rent)  The University of Michigan (rated Aaa/AAA by Moody’s/S&P), based in Ann Arbor, Michigan, opened the Medical School in 1849 and opened the first university-owned hospital in the United States in 1869.  The University of Michigan utilizes the premises as medical office space.  The University of Michigan Health System (“UMHS”) is a premier, highly ranked academic medical center and award-winning health care system.  The UMHS is comprised of three hospitals and 120 clinics throughout Michigan and northern Ohio, the Medical School, Faculty Group Practice, School of Nursing and Michigan Health Corporation.  In addition, the University of Michigan Health System obtains approximately $440 million per year in research dollars for discoveries in cancer, heart disease, diabetes, childhood illness and more.  The University of Michigan has occupied Brighton Towne Square Property since 2000 and recently extended their lease term for 12 years.  The University of Michigan has no early termination options and four five-year extension options.

The Market.    The Brighton Towne Square Property is located in Brighton, Michigan, which is in the Warren-Troy-Farmington Hills Metropolitan Division within the Detroit MSA.  The Brighton Towne Square Property is located approximately 0.4 miles southwest of Interstate 96 on Nemco Way.  Interstate 96 runs west to Lansing and Grand Rapids and east to the Detroit MSA.  US-23 is located approximately 2.4 miles east of the subject and links the area to Flint, Saginaw, and Midland to the north, and Ann Arbor and Toledo to the south.  The Ann Arbor Airport is located 19 miles south of the Brighton Towne Square Property and Oakland County International Airport, the world’s twelfth busiest general aviation airport is located 28 miles northeast of the Brighton Towne Square Property.

The Detroit Retail Market contains 243,053,461 sq. ft. of space within 22,405 buildings.  Vacancy as of Q1 2013 was 9.7%, down 0.1% from the previous quarter.  The market rental rate as of Q1 2013 was $11.91 per sq. ft, compared to $11.95 per sq ft from Q4 2012.  Net absorption was positive at 385,103 sq. ft. in Q1 2013, up from positive absorption of 376,430 sq. ft. in Q4 2012.

The Brighton Towne Square Property is located in the Livingston/W Oakland Retail Market and the Howell/Brighton Area Retail Submarket.  The Livingston/W Oakland Retail Market contains 1,802 buildings totaling 23,010,434 sq. ft.  Q1 2013 vacancy was 7.2% and the average rental rate was $15.76 per sq. ft.  The Howell/Brighton Area Retail Submarket contains 944 buildings totaling 9,977,369 sq. ft.   Vacancy was 5.5% and the average rental rate was $15.05 per sq. ft. as of Q1 2013.

The Detroit Office Market contains 195,391,348 sq. ft. within 9,032 buildings. As of Q1 2013, the vacancy rate was 18.0%, and rental rates were $17.07 per sq. ft. Net absorption has been consecutively positive over the last three quarters with Q1 2013 a positive 42,887 sq. ft. with 53,110 sq. ft. of new space coming online.

The Brighton Towne Square Property is located in the Livingston/W Oakland Office Market and the Howell/Brighton Area Office Submarket. The Livingston/W Oakland Office Market is comprised of 7,935,337 sq. ft. within 691 office buildings.  Vacancy as of Q1 2013 was 12.2%, and rental rates were $18.48 per sq. ft. The Howell/Brighton Area Office Submarket is comprised of 2,642,509 sq. ft. within 383 office buildings.  Vacancy and average rental rates in the Howell/Brighton Area Office Submarket as of Q1 2013 were 8.0% and $14.99 per sq. ft., respectively.

Retail-Competitive Set(1)
Name	Brighton Towne Square	Portion of Brighton Towne Square (non- collateral)	Brighton Mall	Green Oak Village Place	Lyon Towne Center
Distance from Subject	NAP	0.2 miles	0.5 miles	5.0 miles	10.8 miles
Property Type	Retail / Office	Power Center	Power Center	Power Center	Power Center
Year Built / Renovated	1997-2001 / NAP	1997 / NAP	1970 / 2000	2007/ NAP	2007 / NAP
Total Occupancy	93.6%	25%	88%	98%	98%
Size (Sq. Ft.)	327,688	120,000	301,185	431,547	415,852
Anchors / Major Tenants	Home Depot, MJR Cinema, Univ. of Michigan	MC Sports	Sears, Marshall’s, Best Buy, PetSmart	JC Penney	Wal-Mart, Lowe’s
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

Office-Competitive Set(1)
Name	Brighton Towne Square	1021 Karl Greimel Drive	Lakes Office Building	123 Brighton Lake Road	Genoa Business Park
Distance from Subject	NAP	0.2 miles	3.6 miles	1.9 miles	2.6 miles
Property Type	Retail / Office	Suburban Office	Suburban Office	Suburban Office	Medical Office
Year Built / Renovated	1997-2001 / NAP	2005 / NAP	2001 / NAP	1999 / NAP	2002 / NAP
Total Occupancy	93.6%	100%	96%	100%	0%
Size (Sq. Ft.)	327,688	27,605	44,843	20,000	24,032
Rental Rate PSF	$19.00(2)	$17.50	$16.50 - $17.50	$15.50 - $16.00	$19.00
(1)	Source: Appraisal
(2)	Rental Rate PSF is reflective of general office space and excludes the rental rate on 41,500 sq. ft. of medical office space leased to University of Michigan for $34.50 PSF.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 3/31/2013	U/W	U/W PSF
Base Rent	$5,326,270	$5,438,936	$5,189,670	$4,948,226	$15.10
Value of Vacant Space	0	0	0	422,420	1.29
Gross Potential Rent	$5,326,270	$5,438,936	$5,189,670	$5,370,646	$16.39
Total Recoveries	934,254	937,228	905,265	962,695	2.94
Total Other Income(1)	59,091	106,593	116,575	3,505	0.01
Less: Vacancy(2)	0	0	0	(648,657)	(1.98)
Effective Gross Income	$6,319,615	$6,482,757	$6,211,510	$5,688,190	$17.36
Total Operating Expenses	1,219,559	1,291,759	1,287,193	1,406,009	4.29
Net Operating Income	$5,100,056	$5,190,998	$4,924,317	$4,282,181	$13.07
TI/LC	13,593	16,026	26,710	155,385	0.47
Capital Expenditures	0	0	0	95,614	0.29
Net Cash Flow	$5,086,463	$5,174,972	$4,897,607	$4,031,181	$12.30

(1)	Total Other Income includes sign rent, percentage rent, and in 2011 a rental settlement from a prior office tenant.
(2)	U/W Vacancy represents 10.2% of gross income.

Property Management.    The Brighton Towne Square Property is managed by Argus Realty Group, LLC.

Lockbox / Cash Management.    The Brighton Towne Square Loan is structured with a hard lockbox and springing cash management. Rents and other payments are required to be deposited directly into the lockbox account controlled by the lender.

Funds deposited in the lockbox account are then swept into the borrower’s operating account unless a Cash Sweep Event (as defined below) is continuing, in which case, such funds will be swept into a segregate cash management account under the control of the lender. A “Cash Sweep Event” will commence upon any of the following  (i) DSCR falling below 1.15x based on a trailing six month period, (ii) there is an event of default under the loan documents, (iii) the borrower or property manager becomes party to a bankruptcy, insolvency or similar action, or (iv) Home Depot U.S.A., Inc. (“Home Depot”) (1) becomes a party to a bankruptcy, insolvency or similar action, (2) Home Depot vacates or ceases doing business at the Home Depot leased premises, (3) Home Depot notifies the borrower of Home Depot’s intent to not renew the Home Depot lease or (4) Home Depot fails to renew or enter into a new Home Depot lease in accordance with the loan documents on or before July 31, 2016 (“Renewal Date”) or any time after the Renewal Date, Home Depot fails to renew or enter into a new Home Depot lease in accordance with the loan documents on the date that is two years prior to the current lease expiration date.

Initial Reserves.    At closing, the borrower deposited (i) $33,283 into an insurance reserve account, (ii) $12,917 into the TI/LC reserve account (iii) $7,928 into the replacement reserve account, (iv) $74,525 into the required repairs reserve and (v) $250,000 into the vacant space reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $29,929 into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $6,657 into an insurance reserve account, (iii) $12,917 into the TI/LC reserve account, which amount is capped at $465,000 and (iv) $7,928 into the replacement reserve account, which amount is capped at $285,400.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7927 Nemco Way Brighton, MI 48116	Collateral Asset Summary – Loan No. 5 Brighton Towne Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 70.3% 1.32x 9.5%

Brighton Towne Square
7927 Nemco Way
Brighton, MI 48116
Brighton
Brighton Mall
Brighton District Library
Us Post Office
Brighton Hills Cemetery
Jackal Golf Club
BRIGHTON AIRPORT
Huntmore Golf Club
Oak Pointe Country Club
Green Oak Village Place
Island Lake State Recreation Area
Brighton State Recreation Area
Huron Meadows Golf Course
Huron Meadows Metropark
Moose Ridge Golf Course
Kensington Metropolitan Park
Kensington Metropolitan Golf Course
Woodland Lake
Brighton Lake
Ore Lake
Island Lake
Lake Chemung
East Crooked Lake
Euler Lake
Appleton Lake
Murray Lake
Lime Lake
School Lake
Long Lake
Briggs Lake
Fonda Lake
Woodruff Lake
Pickerel Lake
Lake of the Pines
BERGIN RD
MCCLEMENTS RD
HYNE RD
HUGHES RD
E GRAND RIVER AVE
GRAND RIVER RD
S HACKER RD
CHALLIS RD
BRIGHTON RD
SPENCER RD
PLEASANT VALLEY RD
LEE RD
MALTBY RD
HAMBURG RD
RICKETT RD
S OLD US-23
KENSINGTON RD
SILVER LAKE RD
RUSHTON RD
96
23
Clarkston
Romeo
Utica
Waterford
Milford
Bloomfield
Sterling Heights
Royal Oak
Warren
Brighton
South Lyon
Farmington Hills
Ferndale
Livonia
Detroit
Dearborn
Canton
Westland
Ann Arbor
LaSalle
CARTIFACT
MAP © 2013 CARTIFACT DATA © ROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Regional Mall
Sponsor:	GGP Limited Partnership		Collateral(4):	Leasehold
Borrower:	Prince Kuhio Plaza, LLC		Location:	Hilo, HI
Original Balance:	$45,000,000		Year Built / Renovated:	1985 / 1994, 1995, 1999
Cut-off Date Balance:	$44,941,480		Total Sq. Ft.:	506,113
% by Initial UPB:	4.4%		Total Collateral Sq. Ft. (5):	444,240
Interest Rate:	4.1035%		Property Management:	General Growth Properties
Payment Date:	6th of each month		Underwritten NOI:	$5,607,098
First Payment Date:	August 6, 2013		Underwritten NCF:	$5,155,561
Maturity Date:	July 6, 2023		Appraised Value:	$71,000,000
Amortization:	360 months		Appraisal Date:	June 19, 2013
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(91), O(4)		Historical NOI(6)
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$4,893,161 (T-12 April 30, 2013)
			2012 NOI:	$4,726,166 (December 31, 2012)
Reserves(2)			2011 NOI:	$5,033,133 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$5,286,660 (December 31, 2010)
Taxes:	$0	Springing
Insurance:	$0	Springing	Historical Occupancy(7)
Replacement:	$0	Springing	Current Occupancy:	95.2% (April 30, 2013)
Inline Tenant TI/LC:	$0	Springing	2012 Occupancy:	94.5% (December 31, 2012)
Major Tenant TI/LC:	$0	Springing	2011 Occupancy:	86.2% (December 31, 2011)
Ground Rent:	$0	Springing	2010 Occupancy:	85.0% (December 31, 2010)

(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Based on Total Collateral Sq. Ft. of 444,240.
(4)   See “Ground Lease” herein.
(5)   Excludes Macy’s Home Store (61,873 sq. ft.), which is a non-collateral anchor.
(6)   The increase from T-12 to Underwritten NOI is primarily the result of recent leasing activity, including Sports Authority, which accounts for $800,000 of U/W base rent.
(7)   Based on Total Collateral Sq. Ft. Current Occupancy based on Total Sq. Ft. of 506,113 is 95.8%.

Financial Information
Cut-off Date Balance / Sq. Ft.(3):		$101
Balloon Balance / Sq. Ft.(3):		$81
Cut-off Date LTV:		63.3%
Balloon LTV:		50.5%
Underwritten NOI DSCR:		2.15x
Underwritten NCF DSCR:		1.98x
Underwritten NOI Debt Yield:		12.5%
Underwritten NCF Debt Yield:		11.5%
Underwritten Balloon NOI Debt Yield:		15.6%
Underwritten Balloon NCF Debt Yield:		14.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(4)

Non-Collateral Anchor Tenant
Macy’s Home Store(5)	BBB/Baa3/BBB	61,873	NAP	9/30/2042	NAP	$9,100	$147	0.5%

Anchor Tenants
Sears	B/B2/CCC+	74,070	16.7%	4/30/2017	$1.88	$18,048	$244	1.4%
Macy’s	BBB/Baa3/BBB	50,477	11.4%	3/14/2015	$2.18	$10,913	$216	2.4%
Total		124,547	28.0%			$28,961	$233

Major Tenants (≥ 10,000 sq. ft.)
Sports Authority(6)	NR/NR/NR	50,000	11.3%	1/31/2023	$16.00	NAV	NAV	NAV
Safeway(7)	BBB-/Baa3/BBB	39,385	8.9%	3/24/2020	$11.72	NAV	NAV	NAV
Longs Drugs	BBB+/Baa2/BBB+	27,360	6.2%	9/30/2020	$3.64	$21,818	$797	0.9%
Prince Kuhio Megaplex Cinemas	NR/NR/NR	20,553	4.6%	1/31/2019	$11.20	$2,397	$266,307(8)	12.3%
Hilo Hattie	NR/NR/NR	12,000	2.7%	5/31/2017	$11.50	$4,048	$337	4.6%
Subtotal		149,298	33.6%			$28,263	$657

In-line Tenants (<10,000 sq. ft.)(9)		149,255	33.6%		$30.99	$29,628	$381	12.4%

Total Occupied Collateral		423,100	95.2%

Vacant		21,140	4.8%
Total Collateral		444,240	100.0%

(1)	Based on rent roll as of April 30, 2013.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(3)	Annual U/W Base Rent PSF includes rent steps through May 1, 2014 and percentage in lieu.
(4)
Total Sales (000s) and Sales PSF were provided by the borrower as of April 30, 2013 and only include tenants that reported sales for a minimum of 12 months (52.0% of occupied in-line space). Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.

(5)
Macy’s Home Store operates under a co-terminous sub-ground lease to the Prince Kuhio Plaza Property’s ground lease and as such is not collateral for the Prince Kuhio Plaza Loan. Sales are estimates provided by the borrower as of April 30, 2013.

(6)	Sports Authority took occupancy in August 2012. Therefore, annual sales are unavailable.
(7)
The Safeway store is dark and is included in current and historical calculations of occupancy, NOI and historical and underwritten base rent. In March 2011, Safeway relocated to an adjacent center due to needs for more space, while exercising a 10-year extension option at the Prince Kuhio Plaza Property through 2020. Safeway intentionally maintained its lease in order to protect its market share and status as the only grocer in the area. Safeway is rated BBB-/Baa3/BBB by Fitch/Moody’s/S&P and in 2010, Safeway achieved sales of approximately $49.7 million ($1,263 PSF) at the Prince Kuhio Plaza Property, which equated to an occupancy cost of 1.2%.

(8)	Shown as sales per screen. Prince Kuhio Megaplex Cinemas contains nine screens.
(9)	In-line tenants include food court, kiosk, outparcel and all temporary tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	3	5,846	1.3%	5,846	1.3%	$14.79	1.3%	1.3%
2013	9	21,723	4.9%	27,569	6.2%	$19.46	6.4%	7.7%
2014	14	32,528	7.3%	60,097	13.5%	$26.52	13.1%	20.8%
2015	9	61,391	13.8%	121,488	27.3%	$13.47	12.5%	33.3%
2016	11	19,115	4.3%	140,603	31.7%	$37.46	10.8%	44.1%
2017	5	93,637	21.1%	234,240	52.7%	$6.56	9.3%	53.4%
2018	6	7,747	1.7%	241,987	54.5%	$37.35	4.4%	57.8%
2019	4	30,318	6.8%	272,305	61.3%	$17.86	8.2%	66.0%
2020	6	78,422	17.7%	350,727	78.9%	$10.41	12.4%	78.4%
2021	2	5,602	1.3%	356,329	80.2%	$27.29	2.3%	80.7%
2022	0	0	0.0%	356,329	80.2%	$0.00	0.0%	80.7%
2023	4	60,182	13.5%	416,511	93.8%	$18.70	17.0%	97.7%
Thereafter	2	6,589	1.5%	423,100	95.2%	$22.57	2.3%	100.0%
Vacant	NAP	21,140	4.8%	444,240	100.0%	NAP	NAP
Total / Wtd. Avg.	75	444,240	100.0%			$15.61	100.0%
(1)	Based on rent roll as of April 30, 2013.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The Prince Kuhio Plaza loan (the “Prince Kuhio Plaza Loan”) is a fixed rate loan secured by the borrower’s leasehold interest in a portion of a one-story regional mall located in Hilo, Hawaii.  Prince Kuhio Plaza is a 506,113 sq. ft. mall with three anchor tenants. The collateral (the “Prince Kuhio Plaza Property”) for the Prince Kuhio Plaza Loan consists of 444,240 sq. ft. and includes two of the anchor tenants and all major and in-line tenants. The three anchor tenants at the mall are Sears, Macy’s and Macy’s Home Store (non-owned and not part of the collateral).

The Prince Kuhio Plaza Loan has an original principal balance of $45.0 million, with a 10-year term and amortizes on a 30-year amortization schedule. The Prince Kuhio Plaza Loan accrues interest at a fixed rate equal to 4.1035% and has a cut-off date balance of $44.9 million. The Prince Kuhio Plaza Loan proceeds were used to retire existing debt of approximately $33.6 million, fund closing costs and return approximately $11.1 million of equity to the borrower. Based on the appraised value of $71.0 million as of June 19, 2013, the cut-off date LTV ratio is 63.3% with remaining implied equity of $26.0 million. The total cost basis is approximately $56.0 million. The most recent prior financing of the Prince Kuhio Plaza Property was included in the BACM 2004-C2 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	100.0%	Loan Payoff	$33,562,282	74.6%
			Closing Costs	$334,777	0.7%
			Return of Equity	$11,102,941	24.7%
Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%

The Borrower / Sponsor.    The borrower, Prince Kuhio Plaza, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is GGP Limited Partnership. GGP Limited Partnership is a subsidiary of General Growth Properties, Inc. (“GGP”) (NYSE: GGP). GGP is the second largest retail real estate investment trust in the United States, with a portfolio of 123 regional malls encompassing approximately 124.0 million sq. ft., located in over 40 states.

As of July 8, 2013, GGP had a total market capitalization of approximately $19.6 billion. For the trailing 12 months ending December 31, 2012, GGP reported consolidated total revenues of approximately $2.5 billion and total assets of approximately $27.3 billion.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

GGP filed for Chapter 11 bankruptcy protection in April 2009 as a result of disruption in the CMBS markets leading to its inability to refinance its maturing CMBS debt. Prince Kuhio Plaza was not part of the Chapter 11 filing. Per the reorganization plan, GGP split into two publicly traded companies (New GGP and Howard Hughes Corporation), representing a separation of stable, income producing malls from master planned communities and real estate development opportunities. GGP received a $6.8 billion equity investment that was used to repay all creditors. In November 2010, GGP raised equity and was able to exit bankruptcy.

The sponsor or its predecessors have owned the Prince Kuhio Plaza Property since 1995.

The Property.    Prince Kuhio Plaza consists of a one-story enclosed regional mall containing 506,113 sq. ft. of total leasable area, 444,240 sq. ft. of which is collateral for the Prince Kuhio Plaza Loan. Prince Kuhio Plaza is located along Hawaii Belt Road, which consists of State Routes 11 and 19 that encircle the island of Hawaii. Prince Kuhio Plaza was constructed in 1985 and most recently renovated in 1999 with the construction of the nine-screen Prince Kuhio Megaplex Cinemas. Additionally, in 1994-1995, Prince Kuhio Plaza was expanded to include a new anchor space, which is currently occupied by Macy’s Home Store (non-collateral). Prince Kuhio Plaza is the only enclosed regional mall on the island of Hawaii and is the primary shopping destination in the 30-mile trade area with a population of over 100,000 individuals.

Prince Kuhio Plaza contains three anchor tenants, Sears, Macy’s and Macy’s Home Store (non-collateral). Major tenants include Sports Authority, Prince Kuhio Megaplex Cinemas, Longs Drugs and Hilo Hattie. Prince Kuhio Plaza Property is occupied by 68 in-line tenants, none of which accounts for more than 2.4% of the total collateral sq. ft. National in-line tenants include American Eagle Outfitters, Champs Sports, H&R Block, GNC, PacSun, Payless Shoesource, Radioshack and Zales Jewelers. Prince Kuhio Plaza Property has experienced strong recent leasing activity with the addition of Sports Authority in August 2012 and ten new or renewal leases executed or negotiated in the past six months. Additionally, the Prince Kuhio Plaza Property offers the only Sears on the island of Hawaii and the nearest Macy’s is over 90 miles away.

As of April 30, 2013, the Prince Kuhio Plaza Property was 95.2% occupied. In-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $381 PSF with an occupancy cost of 12.4% as of April 30, 2013.  In-line tenant sales at the Prince Kuhio Plaza Property have remained stable from 2010 to 2012 as shown in the table below:

Historical Sales PSF(1)
	2010	2011	2012	T-12 4/30/2013
Sears	$275	$265	$250	$244
Macy’s	$194	$194	$223	$216

In-line Tenants(2)	$387	$387	$373	$381
(1)	Historical Sales PSF are based on historical operating statements provided by the borrower.
(2)
In-line tenant sales include all tenants occupying less than 10,000 sq. ft., which have been in occupancy and reported sales for a minimum of 12 months (52.0% of occupied in-line space). In-line tenant sales shown above include food court, kiosk and outparcel tenants.

Environmental Matters.    The Phase I environmental report dated June 19, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Prince Kuhio Plaza Property, which is already in place. The Phase I report also recommended the removal of mold growth in the central portion of the former Blockbuster Video building. The borrower is required to complete such removal as well as repair the source of the moisture or water intrusion causing the mold.

The Market.    The Prince Kuhio Plaza Property is located in Hilo, Hawaii, the largest city within Hawaii County. The property is situated in a highly visible and accessible location along the northeastern coast of Hawaii with regional accessibility via State Routes 11 and 19. State Highway 11 provides direct access to the Hawaii Volcanoes National Park, which is approximately 27.0 miles from the property and had over 1.4 million tourists visit in 2012. Total visitor arrivals in the county increased 4.0% annually over the first four months of 2013, during which time total retail expenditures increased 9.7% to $690.4 million. Additionally, the Hilo International Airport is less than three miles from the Prince Kuhio Plaza Property, offering regional air service to and from the other Hawaiian Islands. The unemployment rate in Hawaii County decreased 1.7% annually in April 2013 to 6.6%. In addition to tourism, the University of Hawaii Hilo and Hawaii Community College are within two miles of the Prince Kuhio Plaza Property and collectively enroll over 7,000 students.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

Between 2000 and 2013, the population within a 30-mile radius around the Prince Kuhio Plaza Property increased 24.5%, resulting in a current population of approximately 100,511 individuals. Average household income within the same radius in 2013 is $46,245.

The appraiser analyzed a set of three competitive properties within the region proximate to the Prince Kuhio Plaza Property. As shown, the property is the only traditional regional mall in the Hawaii County region.  The appraiser’s competitive set is detailed below:

Competitive Set(1)
Name	Prince Kuhio Plaza	Waiakea Center	Makalapua Center	Crossroads S.C.
Distance from Subject	NAP	Adjacent to subject	97 miles	97 miles
City, State	Hilo, HI	Hilo, HI	Kona, HI	Kona, HI
Property Type	Regional Mall	Power Center	Community Center	Community Center
Year Built / Renovated	1985 / 1994, 1995, 1999	1996 / NAV	1997 / NAV	1995 / NAV
Total Occupancy(2)	95.8%	97.8%	100.0%	94.6%
Anchor Size (Sq. Ft.)(2)	186,420	169,200	198,245	156,399
Total Size (Sq. Ft.)(2)	506,113	324,814	198,245	194,974
Anchor Tenants	Sears, Macy’s, Macy’s Home Store	Walmart, OfficeMax, Ross, Walgreens	Macy’s, Kmart, Cinemas	Walmart, Safeway
(1)	Source: Appraisal
(2)	Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Prince Kuhio Plaza are based on the entire mall square footage of 506,113 as of April 30, 2013.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 4/30/2013	U/W	U/W PSF
Base Rent(1)	$4,432,885	$4,531,029	$4,955,593	$5,313,420	$6,382,074	$14.37
Value of Vacant Space	0	0	0	0	687,281	1.55
Gross Potential Rent	$4,432,885	$4,531,029	$4,955,593	$5,313,420	$7,069,355	$15.91
Total Recoveries	2,602,889	2,359,389	2,240,215	2,000,429	2,155,186	4.85
Total % Rents	523,228	570,078	110,577	124,822	232,097	0.52
Total Other Income	1,228,819	1,337,264	1,284,598	1,225,609	792,098	1.78
Less: Vacancy & Credit Loss(2)	0	0	0	0	(687,281)	(1.55)
Effective Gross Income	$8,787,820	$8,797,760	$8,590,983	$8,664,280	$9,561,454	$21.52
Total Operating Expenses	3,501,161	3,764,627	3,864,817	3,771,119	3,954,357	8.90
Net Operating Income	$5,286,660	$5,033,133	$4,726,166	$4,893,161	$5,607,098	$12.62
TI/LC	0	0	0	0	325,008	0.73
Capital Expenditures	0	0	0	0	126,528	0.28
Net Cash Flow	$5,286,660	$5,033,133	$4,726,166	$4,893,161	$5,155,561	$11.61

(1)
U/W Base Rent includes $134,799 in contractual rent steps through May 1, 2014. Additional increase from T-12 financials is primarily the result of recent leasing activity, including Sports Authority, which accounts for $800,000 of base rent.

(2)	U/W Vacancy & Credit Loss is based on an in-place economic vacancy of 6.7% of gross revenue, greater than the appraiser’s concluded vacancy of 5.0%.

Property Management.    The Prince Kuhio Plaza Property is managed by General Growth Properties, an affiliate of the sponsor.

Lockbox / Cash Management.    The Prince Kuhio Plaza Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon a (i) Cash Sweep Period, (ii) Reserve Trigger Period or (iii) Major Tenant Trigger Event Period (as defined below). In addition, a full excess cash sweep will occur upon a Cash Sweep Period.

A “Cash Sweep Period” will occur upon (i) an event of default or (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.20x until the DSCR is at least equal to 1.20x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

A “Reserve Trigger Period” will occur upon the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.30x until the DSCR is at least equal to 1.30x for two consecutive calendar quarters.

A “Major Tenant Trigger Event Period” will occur if (i) any tenant leasing substantially all of the leasable area of the Macy’s premises, Macy’s Home Store premises, Sports Authority premises or Sears Premises (a) “goes dark”, vacates or discontinues its operations in the space (excluding any period for remodeling or restorations as a result of a casualty), (b) fails to renew its lease prior to expiration, (c) is subject to a bankruptcy action or (d) otherwise gives written notice to vacate the premises during the term of the loan and (ii) the borrower fails, as of the end of the calendar quarter, to maintain a DSCR of 1.60x.

Initial Reserve.    None.

Ongoing Reserves.    During a Cash Sweep Period, Reserve Trigger Period or Major Tenant Trigger Event Period, the borrower will be required to make monthly deposits of (i) 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account and (ii) $10,712 into a replacement reserve account, subject to a cap of $128,538. During a Reserve Trigger Period, the borrower will be required to make monthly deposits of $22,474 into an inline tenant rollover reserve account, subject to a cap of $269,693. During a Major Tenant Trigger Event, all excess cash will be deposited into a major tenant rollover reserve account, subject to a cap of $7.50 PSF of the leasable space with respect to the applicable major tenant. During a Cash Sweep Period, the borrower will be required to make monthly deposits of 1/12 of the annual ground rent at that time.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Prince Kuhio Plaza Loan documents permit future mezzanine debt subject to, among other things, (i) a combined LTV ratio of less than or equal to 63.4%, (ii) a combined DSCR of at least 1.98x and (iii) the ground lease being extended for at least 10 years beyond its current expiration date.

Partial Release and Substitution.    The borrower may obtain the release of an acquired expansion parcel or one or more outparcels that are  improved only by landscaping, utility facilities that are readily relocatable or surface parking areas not required for zoning compliance subject to, among other things (i) evidence that the release parcel is not necessary for borrower’s current operation or use of the Prince Kuhio Plaza Property and that separation from the Prince Kuhio Plaza Property would not materially decrease  the value of the Prince Kuhio Plaza Property or have any other material adverse effect, (ii) continued compliance with zoning, access requirements, legal requirements and any restrictive easement agreements, (iii) evidence that the release parcel is a separate tax lot parcel from the remaining property and (v) satisfaction with the LTV ratio REMIC requirements related to partial release.  In addition, the borrower may substitute a new parcel in place of the released parcel subject to, among other things, delivery of satisfactory title insurance, engineering and environmental reports and insurance related to the new parcel.

Ground Lease.    The Prince Kuhio Plaza Property is subject to a long term ground lease. The lessor on the ground lease is the State of Hawaii through the Department of Hawaiian Home Lands (“DHHL”). The lease commenced in October 1977 with a 53-year initial term and after exercising a 12-year extension in September 1992, has a termination date of September 2042. The enactment of Act 187 allows the DHHL to grant a one-time 20-year extension in exchange for improvements to the leased premises. The sponsor has submitted initial plans for a $5.0 million renovation, which are expected to qualify for the extension. Upon receiving the ground lease extension, the effective expiration would be September 2062.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East Puainako Street Hilo, HI 96720	Collateral Asset Summary – Loan No. 6 Prince Kuhio Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,941,480 63.3% 1.98x 12.5%

CARTIFACT
PACIFIC OCEAN
Wainaku Gymnasium Park
MAMALAHOA HWY
19
Onekahakaha Beach Park
Puhi Bay
Carlsmith Beach Park
Kuhio Bay
Hilo Bay
Liliuokalani Gardens
200
Kilauaa Shopping Center
Hooluly Park
HILO INTERNATIONAL AIRPORT
Hilo Medical Center
PONAHAWAI ST
Hilo
KAUMANA DR
MOHOULI ST
Hilo Shopping Center
KANOELEHUA AVE
11
KEAUKAHA MILITARY RESERVATION
Hawaii Comm. College
ISLAND OF HAWAII
University Of Hawaii-Hilo
KILAUEA AVE
Lokahi Park
PUAINAKO ST
Prince Kuhio Plaza
111 East Puainako Street
Hilo, HI 96720
Puainako Center
KOMOHANA ST
IWALANI ST
W KAWAIKANI ST
HAWAII BELT RD
Ainaola Park
Ahualani Park
Hilo Municipal Golf Course
HAIHAI ST
PACIFIC OCEAN
Hilo
ISLAND OF HAWAII
KAUAI
NIIHAU
OAHU
MOLOKAI
MAUI
LANAI
Hawaiian Islands
PACIFIC OCEAN
HAWAII

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank National Association		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hotel
Sponsor:	Summit Hotel OP, LP		Collateral:	Fee Simple
Borrower:	Summit Hospitality 21, LLC		Location:	Louisville, KY
Original Balance:	$38,675,000		Year Built / Renovated:	1966, 2008 / 2008
Cut-off Date Balance:	$38,675,000		Rooms:	333
% by Initial UPB:	3.8%		Property Management:	White Lodging Services
Interest Rate:	4.9500%			Corporation
Payment Date:	1st of each month		Underwritten NOI:	$4,756,261
First Payment Date:	September 1, 2013		Underwritten NCF:	$4,193,022
Maturity Date:	August 1, 2023		Appraised Value:	$59,000,000
Amortization:	360 months		Appraisal Date:	May 16, 2013
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)		Historical NOI
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$5,369,159 (T-12 April 30, 2013)
			2012 NOI:	$5,078,821 (December 31, 2012)
Reserves(1)			2011 NOI:	$4,444,045 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$4,172,800 (December 31, 2010)
Taxes:	$218,188	$24,243
Insurance:	$0	Springing	Historical Occupancy
FF&E(2):	$48,620	$48,620	Current Occupancy:	71.2% (April 30, 2013)
Required Repairs:	$493,125	NAP	2012 Occupancy:	70.6% (December 31, 2012)
PIP Reserve:	$4,038,407	$0	2011 Occupancy:	66.1% (December 31, 2011)
			2010 Occupancy:	63.5% (December 31, 2010)
Financial Information
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Ongoing monthly FF&E shall be equal to the greater of (a) the amount required under any hotel management or franchise agreement (which is currently 1/12 of 5.0%) and (b) 1/12 of 4.0% of the greater of (x) total gross income from operations for the preceding calendar year and (y) total projected gross income from operations in the approved annual budget for the following calendar year.

Cut-off Date Balance / Room:		$116,141
Balloon Balance / Room:		$95,324
Cut-off Date LTV:		65.6%
Balloon LTV:		53.8%
Underwritten NOI DSCR:		1.92x
Underwritten NCF DSCR:		1.69x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		10.8%
Underwritten NOI Debt Yield at Balloon:		15.0%
Underwritten NOI Debt Yield at Balloon:		13.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

Historical Occupancy, ADR and RevPAR(1)
	SpringHill Suites			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2009	50.2%	$111.28	$55.84	56.3%	$103.66	$58.36	89.1%	107.4%	95.7%
2010	62.3%	$112.35	$70.01	67.3%	$106.54	$71.71	92.6%	105.5%	97.6%
2011	66.6%	$114.44	$76.26	67.3%	$111.36	$74.91	99.1%	102.8%	101.8%
2012	72.1%	$118.90	$85.78	71.9%	$114.71	$82.47	100.3%	103.7%	104.0%
T-12 April 2013	71.8%	$124.96	$89.70	72.3%	$116.84	$84.53	99.2%	106.9%	106.1%
(1)	Source: Smith Travel Report

Historical Occupancy, ADR and RevPAR(1)
	Fairfield Inn & Suites			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2009	52.0%	$101.44	$52.74	56.3%	$103.66	$58.36	92.3%	97.9%	90.4%
2010	65.3%	$100.93	$65.95	67.3%	$106.54	$71.71	97.1%	94.7%	92.0%
2011	65.3%	$107.57	$70.23	67.3%	$111.36	$74.91	97.1%	96.6%	93.8%
2012	68.2%	$115.94	$79.10	71.9%	$114.71	$82.47	94.9%	101.1%	95.9%
T-12 April 2013	70.3%	$119.00	$83.67	72.3%	$116.84	$84.53	97.2%	101.9%	99.0%
(1)	Source: Smith Travel Report

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2012 Occupancy	2012 ADR	2012 RevPAR
SpringHill Suites / Fairfield Inn & Suites	333	2008	1,903	70.6%	$117.96	$83.23
Courtyard Louisville Downtown	140	1999	1,313	76.0%	$128.00	$97.28
Hampton Inn Louisville Downtown	173	1971 / 2005	2,982	77.0%	$128.00	$98.56
Sheraton Hotel Louisville Riverside	181	1975 / 2008	7,472	63.0%	$124.00	$78.12
Residence Inn Louisville Downtown	140	2005	1,810	82.0%	$118.00	$96.76
TownPlace Suites Louisville North	94	1999	0	76.0%	$75.00	$57.00
Fairfield Inn & Suites Louisville North	78	2000	529	69.0%	$93.00	$64.17
(1)	Source: Appraisal

The Loan.    The SpringHill Suites / Fairfield Inn & Suites - Louisville loan (the “SpringHill Suites / Fairfield Inn & Suites - Louisville Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 333-room dual branded limited service hotel located at 132 and 100 East Jefferson Street in Louisville, Kentucky (the “SpringHill Suites / Fairfield Inn & Suites - Louisville Property” or the “Property”) with an original principal balance of approximately $38.7 million. The SpringHill Suites / Fairfield Inn & Suites - Louisville Loan has a 10-year term and amortizes on a 30-year schedule. The SpringHill Suites / Fairfield Inn & Suites - Louisville Loan accrues interest at a fixed rate equal to 4.9500% and has a cut-off date balance of approximately $38.7 million. The SpringHill Suites / Fairfield Inn & Suites - Louisville Loan proceeds along with approximately $12.5 million of equity from the borrower were used to pay down bridge acquisition financing by approximately $46.3 million, fund upfront reserves of approximately $4.8 million and pay closing costs. Based on the appraised value of $59.0 million as of May 16, 2013, the cut-off date LTV ratio is 65.6% and the remaining implied equity is approximately $20.3 million. The most recent prior financing of the Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	38,675,000	75.5%	Bridge Loan Pay Down	46,296,774	90.4%
Sponsor Equity	12,541,026	24.5%	Reserves	4,798,340	9.4%
			Closing Costs	120,912	0.2%
Total Sources	$51,216,026	100.0%	Total Uses	$51,216,026	100.0%

The Borrower / Sponsor.    The borrower, Summit Hospitality 21, LLC, is a single member Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  Summit Hotel OP, LP (the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

 “Sponsor”), a Delaware limited partnership, is the nonrecourse carve-out guarantor for the SpringHill Suites / Fairfield Inn & Suites - Louisville Loan.  Summit Hotel TRS 106, LLC and Summit Hotel TRS 107, LLC (collectively, the “Operators”), each a Delaware limited liability company, operate the SpringHill Suites / Fairfield Inn & Suites - Louisville Property.  The Operators are affiliates of the borrower and the Sponsor.

The Sponsor is controlled by Summit Hotel Properties, Inc. (NYSE:INN). Summit Hotel Properties, Inc. (“Summit”) focuses primarily on acquiring and owning premium-branded, select-service hotels in the upscale and upper midscale segments of the U.S. lodging industry.  Summit currently owns a portfolio of 95 hotels with a total of 11,127 guest rooms located in 24 states. Their core franchise brands include Marriott, Hilton, Hyatt and InterContinental, which account for over 95% of their portfolio. Based on total number of rooms, approximately 72% of Summit’s portfolio is positioned in the top 50 metropolitan statistical areas, or MSAs, and approximately 87% is located within the top 100 MSAs.

The Property.     The SpringHill Suites / Fairfield Inn & Suites - Louisville Property is a dual branded limited service hotel located at the intersection of East Jefferson Street and South 1st Street in downtown Louisville, Kentucky.  The Property has a total of 333 guestrooms including 198 guestrooms operated as a SpringHill Suites (the “SpringHill Suites Property”) and 135 guestrooms operated as a Fairfield Inn & Suites (the “Fairfield Inn & Suites Property”).  The SpringHill Suites Property contains 114 king suites, 76 double double suites and eight handicap accessible suites.  The Fairfield Inn & Suites Property contains 77 king rooms (seven accessible), 38 double double rooms, 16 king suites (one accessible) and four double double suites.  The SpringHill Suites Property and Fairfield Inn & Suites Property each have their own entrance, guest registration and lobby areas, as well as separate business centers, breakfast areas and market convenience shop.  A hallway on the ground floor connects the two hotels, as well as connected access ways on floors three through six.  The Property has a common swimming pool and exercise room located on the ground floor, which can be utilized by guests in each hotel.

The Fairfield Inn & Suites Property was originally built in 1966 and was formerly operated as a 99-room independent hotel.  In 2008, the property was redeveloped, at which time 36 rooms were added to the newly flagged Fairfield Inn & Suites Property and the SpringHill Suites Property was developed.  A 235 space under-building parking garage services both the SpringHill Suites Property and Fairfield Inn & Suites Property.

The Sponsor purchased the SpringHill Suites / Fairfield Inn & Suites - Louisville Property has in May 2013 as part of a two property, four hotel portfolio, for an allocated price of $59.5 million.  The Sponsor is planning approximately $3.4 million ($10,106 / room) of PIP renovations (for which approximately $4.0 million was reserved at closing) including guest rooms and guest bathrooms, lobby and breakfast rooms, hallways and stairwells, pool, meeting rooms and exterior façade and hardscapes.  More specifically, approximately $2.0 million ($9,899 / room) has been budgeted to the SpringHill Suites Property and $1.4 million ($10,410 / room) has been budgeted to the Fairfield Inn & Suites Property.

Environmental Matters.    The Phase I environmental report dated May 10, 2013 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the SpringHill Suites / Fairfield Inn & Suites - Louisville Property, which is already in place.

The Market.    The SpringHill Suites / Fairfield Inn & Suites - Louisville Property is located on the south side of East Jefferson Street in the southeast quadrant of the intersection formed by South 1st Street and East Jefferson Street in the Louisville Central Business District.  Louisville is the largest city in Kentucky and the 29th largest city in the United States and boasts a dynamic, diversified economy, which has outperformed the United States in job and income growth over the last decade.  The region draws workers from a 26 county bi-state area, providing an ample and reliable source of educated and skilled employees.  Interstate 65, which is located immediately east of the Property, provides access to Louisville International Airport approximately seven miles to the south, and the intersection of Interstate 64 and 71 approximately 1.5 miles to the northeast.

The immediate area is comprised of a mix of commercial uses including office, retail, hotel and residential developments.  Local demand drivers include the KFC Yum! Center, a 22,500-seat basketball and multipurpose arena; the Kentucky International Convention Center, a 300,000 sq. ft. convention, meeting and event center; and Fourth Street Live!, Louisville’s premier dining, entertainment and retail destination located on Fourth Street, three blocks from the Property.  The Louisville metropolitan area is home to a number of Fortune 500 companies including Humana and Kindred Healthcare, both of which are headquartered in downtown Louisville.  The appraiser identified 18 class A office properties within a three mile radius encompassing approximately 4.2 million sq. ft., with 15 of the 18 buildings located in the Louisville Central Business District.  Demand in the market is driven primarily by the commercial segment (60.9%), followed by meeting and group (21.9%) and leisure (17.2%).  This is in-line with the SpringHill Suites / Fairfield Inn & Suites - Louisville Property with demand segmented by commercial (60%), meeting and group (25%) and leisure (15%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 4/30/2013	U/W	U/W per Room
Occupancy	63.5%	66.1%	70.6%	71.2%	71.2%
ADR	$107.59	$111.71	$117.96	$122.93	$122.93
RevPAR	$68.37	$73.83	$83.23	$87.51	$87.51

Room Revenue	$8,309,470	$8,973,539	$10,143,870	$10,635,887	$10,635,887	$31,940
F&B Revenue	67,273	84,433	36,551	33,999	33,999	102
Other Revenue	355,830	389,674	537,449	594,903	594,903	1,786
Total Revenue	$8,732,573	$9,447,646	$10,717,870	$11,264,789	$11,264,789	$33,828
Operating Expenses	1,780,808	1,951,512	2,301,134	2,419,811	2,420,227	7,268
Undistributed Expenses	2,387,490	2,671,167	2,954,759	3,098,417	3,150,849	9,462
Gross Operating Profit	$4,564,275	$4,824,967	$5,461,977	$5,746,561	$5,693,713	$17,098
Total Fixed Charges	391,475	380,922	383,156	377,402	937,452	2,815
Net Operating Income	$4,172,800	$4,444,045	$5,078,821	$5,369,159	$4,756,261	$14,283
FF&E	261,978	377,906	535,894	563,239	563,239	1,691
Net Cash Flow	$3,910,822	$4,066,139	$4,542,927	$4,805,920	$4,193,022	$12,592

Property Management.    The SpringHill Suites / Fairfield Inn & Suites - Louisville Property is managed by White Lodging Services Corporation, an Indiana corporation.

Lockbox / Cash Management.    The SpringHill Suites / Fairfield Inn & Suites - Louisville Loan is structured with hard collection accounts and springing cash management. Upon the occurrence of any of the following (each a “Cash Sweep Event”): (i) the debt service coverage ratio based on the trailing six month period  is less than 1.20x (“Debt Trigger Event”), (ii) there is an event of default under the loan documents, (iii) a default occurs beyond any cure period under any hotel management agreement or franchise agreement and such default has not been waived or is not curable, (iv) the management agreement or franchise agreement is terminated or materially amended without the lender’s prior written consent or the borrower or any operator enters into a new management agreement or franchise agreement without the prior written consent of lender (each a “Franchise Trigger Event”), or (v) the occurrence of the date that is six months prior to the expiration of the management agreement or franchise agreement (“Franchise Renewal Trigger”), all excess cash flow from the Properties will be deposited into the cash management account controlled by the lender except in the case of a Franchise Renewal Trigger for which all excess cash flow attributable to such individual hotel will be deposited into the cash management account controlled by the lender.  All such excess cash flow shall be held as additional collateral for the SpringHill Suites / Fairfield Inn & Suites - Louisville Loan.  Unless a Cash Sweep Event has occurred, all cash deposited into the collection accounts is swept daily into borrower controlled account(s).  In the event a Franchise Renewal Trigger is cured in accordance with the loan documents, 120% of the amount of any required future PIP renovations under any hotel management agreement or franchise agreement must be deposited into a required future PIP renovations reserve from amounts held as additional collateral for the SpringHill Suites / Fairfield Inn & Suites - Louisville Loan pursuant to a Franchise Renewal Trigger.

Initial Reserves.    At closing, the borrower deposited (i) $218,188 into a tax reserve account, (ii) $493,125 into the required repairs reserve, (iii) $48,620  into the replacement reserve, and (iv) $4,038,407 into the PIP renovations reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $24,243 into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account; provided, however, the borrower is not required to make such deposits as long as the borrower maintains blanket insurance unless the lender elects to require the borrower to fund the monthly insurance reserve following (a) any notice of cancellation, termination, or lapse or actual cancellation, termination, or lapse of such blanket policy, (b) the borrower’s failure to deliver evidence of insurance, or (c) an event of default occurs,  and (iii) the replacement reserve equal to the greater of (a) the amount required under any hotel management or franchise agreement and (b) 1/12 of 4.0% of the greater of (x) total gross income from operations for the preceding calendar year and (y) total projected gross income from operations in the approved annual budget for the following calendar year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

132 and 100 East Jefferson Street Louisville, KY 40202	Collateral Asset Summary – Loan No. 7 SpringHill Suites / Fairfield Inn & Suites – Louisville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,675,000 65.6% 1.69x 12.3%

New Albany
INDIANA
Jeffersonville
OHIO RIVER
SpringHill Suites /
Fairfield Inn & Suites - Louisville
132 and 100 East Jefferson Street
Louisville, KY 40202
Kentucky Science Museum
Humana
Kentucky Int'l Convention Center
KFC Yum! Center
Louisville Slugger Park
4th Street Live!
Jewish Hospital And St Mary's Healthcare
Norton Hospital
Louisville
Spalding University
Simmons University
KENTUCKY
Cave Hill National Cemetery
St Louis Cemetery
St Michael Cemetery
Calvary Cemetery
Louisville Cemetery
Norton Audubon Hospital
Bellarmine University
University Of Louisville
Papa John's Cardinal Stadium
Churchill Downs
Temple Cemetery
Parkway Village
Audubon Park
Six Flags Kentucky Kingdom
Evergreen Cemetery
LOUISVILLE INTERNATIONAL AIRPORT
UPS Worldport Hub
St John Cemetery
W MUHAMMAD ALI BLVD
W CHESTNUT ST
W BROADWAY
E BROADWAY
W MAIN ST
W MARKET ST
W LIBERTY ST
E MAIN ST
E MARKET ST
E JEFFERSON ST
E LIBERTY ST
W OAK ST
VIRGINIA AVE
DUMESNIL ST
ALGONQUIN PKY
MILLERS LN
RALPH AVE
CENTRAL AVE
EASTERN PKY
BARDSTOWN RD
FRANKFORT AVE
BROWNSBORO RD
LEXINGTON RD
WINTER AVE
PRESTON HWY
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CLARK MEMORIAL BRIDGE
71
65
64
264
31
60
Greensburg
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Bardstown
KY
IN
OH
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Danville
Buffalo
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Suburban Office
Sponsor:	Gladstone Commercial Corporation			Collateral:	Fee Simple
Borrower:	TX13 Austin LLC			Location:	Austin, TX
Original Balance:	$35,300,000			Year Built / Renovated:	1999 / 2013
Cut-off Date Balance:	$35,300,000			Total Sq. Ft.:	320,000
% by Initial UPB:	3.5%			Property Management:	Granite Real Estate Management, Inc.
Interest Rate:	4.81125%			Underwritten NOI:	$3,935,748
Payment Date:	6th of each month			Underwritten NCF:	$3,713,348
First Payment Date:	September 6, 2013			Appraised Value:	$57,500,000
Maturity Date:	August 6, 2023			Appraisal Date:	May 13, 2013
Amortization:	360 Months
Additional Debt:	None			Historical NOI(2)
Call Protection:	L(24), D(92), O(4)			2012 NOI:	NAP
Lockbox / Cash Management:	Hard / Springing			2011 NOI:	NAP
				2010 NOI:	NAP
Reserves(1)
	Initial		Monthly	Historical Occupancy(2)
Taxes:	$0		Springing	Current Occupancy:	100.0% (July 23, 2013)
Insurance:	$0		Springing	2012 Occupancy:	NAP
Immediate Repairs:	$66,750		NAP	2011 Occupancy:	NAP
TI/LC:	$0		Springing	2010 Occupancy:	NAP
Replacement:	$0		Springing
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Historical NOI and Occupancy are not applicable as the sole tenant, General Motors, executed a NNN lease for 100.0% of the NRA in September 2012.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$110
Balloon Balance / Sq. Ft.:		$90
Cut-off Date LTV:		61.4%
Balloon LTV:		50.2%
Underwritten NOI DSCR:		1.77x
Underwritten NCF DSCR:		1.67x
Underwritten NOI Debt Yield:		11.1%
Underwritten NCF Debt Yield:		10.5%
Underwritten Balloon NOI Debt Yield:		13.6%
Underwritten Balloon NCF Debt Yield:		12.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration(2)
General Motors LLC	BB+/Ba1/BB+	320,000	100.0%	$14.50	100.0%	8/31/2020
Total Occupied Collateral		320,000	100.0%	$14.50	100.0%
Vacant		0	0.0%
Total		320,000	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	General Motors has three, 3-year renewal options at 95.0% of fair market rent, as specified in its lease.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020(1)	1	320,000	100.0%	320,000	100.0%	$14.50	100.0%	100.0%
2021	0	0	0.0%	320,000	100.0%	$0.00	0.0%	100.0%
2022	0	0	0.0%	320,000	100.0%	$0.00	0.0%	100.0%
2023	0	0	0.0%	320,000	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	320,000	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	320,000	100.0%	NAP	NAP
Total / Wtd. Avg.	1	320,000	100.0%			$14.50	100.0%

(1)	General Motors’ lease expires in August 2020. General Motors has three, 3-year renewal options at 95.0% of fair market rent, as specified in its lease.

The Loan.    The General Motors Innovation Center loan (the “General Motors Innovation Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a four-story office building totaling 320,000 sq. ft. of net rentable area located in Austin, Texas (the “General Motors Innovation Center Property”) with an original principal balance of $35.3 million. The General Motors Innovation Center Loan has a 10-year term and amortizes on a 30-year schedule.  The General Motors Innovation Center Loan accrues interest at a fixed rate equal to 4.81125% and has a cut-off date balance of $35.3 million.  Loan proceeds, along with approximately $22.2 million of equity, were used to purchase the General Motors Innovation Center Property for $57.0 million, fund reserves and pay closing costs.  Based on the appraised value of $57.5 million as of May 13, 2013, the cut-off date LTV ratio is 61.4%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,300,000	61.4%	Acquisition	$57,000,000	99.2%
Sponsor Equity	$22,175,776	38.6%	Reserves	$66,750	0.1%
			Closing Costs	$409,026	0.7%
Total Sources	$57,475,776	100.0%	Total Uses	$57,475,776	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

The Borrower / Sponsor.    The borrower, TX13 Austin LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with at least one independent director in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Gladstone Commercial Corporation, which holds a 100% interest in the borrowing entity. Gladstone Commercial Corporation (“Gladstone”) (NASDAQ: GOOD) is a publicly traded real estate investment trust (“REIT”) that invests in, owns and manages a diversified portfolio of 85 single-tenant net leased office, industrial and retail properties in over 20 states.

As of July 16, 2013, Gladstone had a total market capitalization of approximately $263.9 million. For the trailing-12 months ending December 31, 2012, Gladstone reported consolidated total revenues of approximately $51.2 million and total assets of approximately $564.8 million.

The Property.    The General Motors Innovation Center Property is a 320,000 sq. ft. office building located in Austin, Texas, within the Tech Ridge business park. Constructed in 1999, the General Motors Innovation Center Property was previously occupied by Dell as part of a multi-building corporate campus. In July 2012, General Motors announced its plan to expand its business in the Austin market by leasing the General Motors Innovation Center Property. In connection with the execution of its lease, the prior owner of the property provided General Motors a $10.3 million tenant improvement and renovation allowance. Approximately $8.2 million of the $10.3 tenant allowance provided by the prior owner has been spent on interior upgrades to the tenant spaces and common areas. Additionally, General Motors has invested $11.0 million in the build-out of the General Motors Innovation Center Property. Special features include large open-floor plate design, raised floors, approximately 1,800 parking spaces and a full service cafeteria. The raised flooring provides the IT infrastructure for company growth while offering an air flow system that enables individual temperature control of workspaces.

The General Motors Innovation Center Property will serve as the first of four national innovation centers for the General Motors Company. As a critical component of the company’s new IT business strategy and transformation, the majority of IT work will now be conducted by General Motors Company employees in contrast to the previous model of outsourcing. The new business strategy is focused on reducing the cost of ongoing operations while increasing innovation. The General Motors Innovation Center Property will support research and development of key proprietary information technology systems for future products, including advanced in-car “infotainment” systems.

Environmental Matters.    The Phase I environmental report dated June 10, 2013 recommended no further action at the General Motors Innovation Center Property.

Tenancy.

General Motors LLC (320,000 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent) General Motors LLC (“General Motors”), a wholly owned subsidiary of General Motors Company (NYSE: GM; rated BB+/Ba1/BB+ by Fitch/Moody’s/S&P), is the tenant under the lease. General Motors Company designs, builds and sells cars, trucks and automobile parts globally.  Brands and business units include Buick, Cadillac, Chevrolet and GMC. General Motors Company is among the world’s largest automobile manufacturers by vehicle unit sales, employs more than 200,000 people and conducts business in over 120 countries. In 2012, General Motors Company reported consolidated total revenues of approximately $152.3 billion and total assets of approximately $149.4 billion.

General Motors executed an eight-year lease at the General Motors Innovation Center Property, which commenced in September 2012 and will expire in August 2020. Base rent commenced in June 2013 at a NNN rental rate of $13.00 PSF with contractual annual increases. The lease is structured with three, 3-year renewal options and no termination options.

As of July 2013, there were over 720 employees located at the General Motors Innovation Center Property with as many as 1,800 employees planned for the location over the next year.

The Market.

The General Motors Innovation Center Property is located in Austin, Texas. The Austin office market contains an overall inventory of approximately 83.1 million sq. ft. and has a 10.1% vacancy rate. Austin’s unemployment rate of 5.4% as of March 2013, is lower than the 6.3% rate for Texas and has declined year-over-year since 2009. In early 2013, Forbes cited Austin as the “Fastest Growing City in America” for the second time in a row and number 10 for “Best Big Cities for Jobs.” In particular, Austin’s labor force and multi-business campus layout have led Austin to become a top office market for technology companies as recently demonstrated by Apple’s $300 million expansion of its Austin campus and Google’s plan to transform Austin into a Google Fiber city. According to Google, Google Fiber will allow the internet to operate approximately 100 times faster than the average broadband performance. In 2013, the population within a five-mile radius of the General Motors Innovation Center Property was 229,602 with a median household income of $88,395.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

The appraiser analyzed a set of six comparable properties within the immediate competitive area of the General Motors Innovation Center Property with rents ranging from $11.50 PSF to $18.25 PSF and concluded a market rent of $15.00 PSF. Underwritten base rent at the General Motors Innovation Center Property of $14.50 PSF is slightly below the appraiser’s concluded market rent. The chart below summarizes the comparable set as determined by the appraiser.

Comparable Set(1)
Building	Lease Area (Sq. Ft.)	Year Built / Renovated	Occupancy	Base Rent PSF	Lease Type
General Motors Innovation Center	320,000	1999 / 2013	100.0%	$14.50	NNN
Research Park III & IV	358,049	2001 / NAP	98.0%	$18.25	NNN
Reunion Park	123,280	1978 / NAP	76.0%	$11.50	NNN
Amber Oaks Building G	101,223	2001 / NAP	88.0%	$15.50	NNN
Riata Corporate Park	751,031	2000 / NAP	87.0%	$18.00	NNN
Braker Pointe I, II, & III	185,010	2001 / NAP	91.0%	$15.10	NNN
Pecan Park I & II	272,689	2007 / NAP	83.0%	$15.50	NNN
Total / Wtd. Avg.(2)			88.3%	$16.78
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. excludes the General Motors Innovation Center Property.

Cash Flow Analysis.

Cash Flow Analysis
	Appraisal	U/W	U/W PSF
Base Rent(1)	$4,200,000	$4,640,000	$14.50
Value of Vacant Space	0	0	0.00
Gross Potential Rent	$4,200,000	$4,640,000	$14.50
Total Recoveries	2,796,501	1,821,031	5.69
Total Other Income	0	0	0.00
Less: Vacancy(2)	(209,895)	(646,103)	(2.02)
Effective Gross Income	$6,786,606	$5,814,928	$18.17
Total Operating Expenses	2,795,732	1,879,180	5.87
Net Operating Income	$3,990,874	$3,935,748	$12.30
TI/LC	0	158,400	0.50
Capital Expenditures	80,000	64,000	0.20
Net Cash Flow	$3,910,874	$3,713,348	$11.60

(1)	U/W Base Rent includes $480,000 due to the averaging of General Motors’ rent over the lease term.
(2)
U/W Vacancy represents 10.0% of gross revenues. The General Motors Innovation Center Property is currently 100.0% occupied by General Motors on a long- term lease which expires in 2020. General Motors has three, 3-year renewal options at 95.0% of fair market  rent, as specified in its lease.

Property Management.    The General Motors Innovation Center Property is managed by Granite Real Estate Management, Inc., which is a third party property manager.

Lockbox / Cash Management.    The General Motors Innovation Center Loan is structured with a hard lockbox and springing cash management. In place cash management and an excess cash sweep is required upon a Cash Trap Period.

A “Cash Trap Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, the sponsor, or the property manager or (iii) a GM Tenant Trigger Event.

A “GM Tenant Trigger Event” will occur upon the earlier of (i) the date General Motors defaults beyond any applicable notice and/or cure periods provided in the lease, (ii) the date General Motors fails to occupy more than 75.0% of the General Motors Innovation Center Property and General Motors’ unsecured debt rating falls below “BB-“ as rated by S&P or an equivalent rating by the rating agencies rating the certificates, (iii) the date General Motors terminates or gives notices to terminate its lease, (iv) any bankruptcy

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

action involving General Motors that is not dismissed within 60 days or (vi) February 28, 2019 if General Motors has not renewed or extended its lease, which date is nine months prior to the earliest extension notice date set forth in the General Motors lease. In lieu of the cash flow sweep, the borrower is permitted to deposit a letter of credit in an amount which is equal to the next nine months of base rent (approximately $3.8 million) required to be paid by General Motors. In addition, the amount of the letter of credit required to avoid the GM Tenant Trigger Event will increase to approximately $7.6 million on November 30, 2019 if General Motors has not renewed or extended its lease.

Initial Reserves.    At closing, the borrower deposited $66,750 into an immediate repairs reserve for pavement and parking repairs.

Ongoing Reserves.    The borrower will be required to deposit 1/12 of the annual taxes and annual insurance premiums if, among other things, (i) an event of default occurs, (ii) General Motors fails to pay taxes or insurance premiums, (iii) the General Motors lease is no longer in full force and effect, (iv) General Motors fails to maintain a rating of at least "BB-" by S&P or the equivalent rating by rating agencies rating the securities or (v) with respect to the insurance premiums, the borrower fails to maintain a blanket insurance policy.

In addition, during a Cash Trap Period, the borrower will be required to deposit (i) $13,333 monthly into the rollover reserve and (ii) $5,333 monthly into the replacement reserve. All excess cash will be deposited into the rollover reserve during a GM Tenant Trigger Event.

GM Renovation Account.    On the closing date of the General Motors Innovation Center Loan, the borrower deposited approximately $2.1 million into an account held and maintained by Wells Fargo Bank which represented the remaining balance of the tenant improvement and renovation funds required to complete the build out of the General Motors Innovation Center Property.  The lender has a first priority security interest on this account and, prior to an event of default under the General Motors Innovation Center Loan,  the borrower has direct access to funds in the account in order to facilitate the completion of the build-out.  The borrower is required to submit all plans and specifications and a budget detailing any disbursements from this account.  In addition, in order to draw any funds from this account, the borrower must submit to lender five business days prior to the requested disbursement date an officers certificate stating that all prior draws were used for the renovation work no event of default has occurred under the General Motors Innovation Center Loan, and all vendors have been paid in full (or will be paid in full with the disbursement) for all prior work.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

717 East Parmer Lane Austin, TX 78753	Collateral Asset Summary – Loan No. 8 General Motors Innovation Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,300,000 61.4% 1.67x 11.1%

CARTIFACT
45
183
Anderson Mill Rd
Jollyville
Balcones Country Club
McNeil Dr
W Parmer Ln
1
Spring Willow Creek
Pecan St E
Pflugerville
Jollyville Rd
Duval Rd
Oaknew Park
Balcones District Park
North Austin Medical Center
General Motors Innovation Center
717 East Parmer Lane
Austin, TX 78753
35
St. Edward's Park
Great Hills Golf Course
Seton Northwest Hospital
The Quarries Park
Stone Lake Office Park
The Domain
Burnet Rd
Metric Blvd
Walnut Creek Metropolitan Park
Crossing at Parmer Lane
Dessau Rd
Arboretum Plaza I & II
Gateway Shopping Center
University of Texas-Austin JJ Pickle Research Campus
North Burnett
360
North Austin
North Shoal Creek
North Lamar
Windsor Hills
Mesa Dr
Wooten
Norcross Mall
Georgian Acres
Crestview
Heritage Hills
Allandale
Austin
Austin Country Club
Lake Austin
Highland
Saint Johns
Coronado Hills
290
Brentwood
Highland Mall
Camp Mabry
Capital Plaza
University Hills
Rosedale
Seton Medical Center Austin
Hyde Park
North University
Pecan Springs Springdale
West University
St. David's Medical Center
University Of Texas-Austin
West Lake Hills
Lions Municipal Golf Course
Pease District Park
Old West Austin
Chestnut
Rollingwood
Downtown
Leander
Hutto
Jonestown
Round Rock
Cedar Park
Volente
Austin Executive Airport
Manor
Bee Cave
Webberville
Sunset Valley
Austin-Bergstrom Int'l
San Leanna
71
130

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Joseph M. Capano			Collateral:	Fee Simple
Borrower:	Centercap Holding LLC			Location:	Newark, DE
Original Balance:	$35,000,000			Year Built / Renovated:	1997,1998 / NAP
Cut-off Date Balance:	$35,000,000			Total Sq. Ft.:	252,393
% by Initial UPB:	3.5%			Property Management:	JMC Property Management, Inc.
Interest Rate:	5.2625%			Underwritten NOI:	$3,693,943
Payment Date:	6th of each month			Underwritten NCF:	$3,518,464
First Payment Date:	September 6, 2013			Appraised Value:	$55,000,000
Maturity Date:	August 6, 2023			Appraisal Date:	June 17, 2013
Amortization:	Interest only for first 36 months; 360
	months thereafter			Historical NOI
Additional Debt:	None			Most Recent NOI:	$3,886,937 (T-12 May 31, 2013)
Call Protection:	L(49), D(67), O(4)			2012 NOI:	$3,831,213 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing			2011 NOI:	$3,692,056 (December 31, 2011)
				2010 NOI:	$3,620,057 (December 31, 2010)
Reserves(1)
	Initial		Monthly	Historical Occupancy
Taxes:	$286,917		$26,083	Current Occupancy:	100.0% (July 9, 2013)
Insurance:	$29,575		$3,838	2012 Occupancy:	100.0% (December 31, 2012)
Replacement:	$0		$4,207	2011 Occupancy:	95.6% (December 31, 2011)
TI/LC:	$0		$10,417	2010 Occupancy:	92.4% (December 31, 2010)
Immediate Repair:	$17,750		NAP
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.98x and 1.88x, respectively.

Home Depot Reserve:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$139
Balloon Balance / Sq. Ft.:		$123
Cut-off Date LTV:		63.6%
Balloon LTV:		56.6%
Underwritten NOI DSCR(2):		1.59x
Underwritten NCF DSCR(2):		1.51x
Underwritten NOI Debt Yield:		10.6%
Underwritten NCF Debt Yield:		10.1%
Underwritten Balloon NOI Debt Yield:		11.9%
Underwritten Balloon NCF Debt Yield:		11.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s /S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(4)

Anchor Tenants
Home Depot(5)	A-/A3/A-	109,738	43.5%	1/31/2018	$15.62	$41,252	$376	4.6%
Babies “R” US	B-/Caa1/B	41,890	16.6%	1/23/2023	$15.02	NAP	NAP	NAP
TJ Maxx	NR/A3/A	29,900	11.8%	1/23/2023	$16.50	$10,148	$339	5.4%
Modell’s Sporting Goods	NR/NR/NR	14,715	5.8%	1/31/2024	$16.75	$4,050	$275	6.8%
Total Anchor Tenants		196,243	77.8%		$15.71	$55,450	$359

Major Tenants (>10,000 sq. ft.)
Kitchen & Company		13,700	5.4%	3/31/2014	$21.15	NAP	NAP	NAP
Plow & Hearth, LLC		11,200	4.4%	12/31/2022	$16.75	NAP	NAP	NAP
Hometown Buffet, Inc.		10,300	4.1%	12/31/2017	$17.14	$4,811	$467	NAP
Total Major Tenants		35,200	13.9%		$18.58	$4,811	$467

In-line Tenants (<10,000 sq. ft.)		20,950	8.3%		$18.56	NAP	NAP	NAP

Total Occupied Collateral		252,393	100.0%

Vacant		0	0.0%
Total		252,393	100.0%

(1)	Based on rent roll as of July 9, 2013.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(3)	Total Sales (000s) and Sales PSF were provided by the borrower as of January 31, 2013 and only include tenants that reported sales for a minimum of 12 months.
(4)	Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.
(5)	Home Depot has four 5-year extension options with 12-months notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	13,700	5.4%	13,700	5.4%	$21.15	7.0%	7.0%
2015	1	2,750	1.1%	16,450	6.5%	$21.22	1.4%	8.4%
2016	1	8,000	3.2%	24,450	9.7%	$18.54	3.6%	12.0%
2017	1	10,300	4.1%	34,750	13.8%	$17.14	4.3%	16.3%
2018(2)	2	117,038	46.4%	151,788	60.1%	$15.76	44.7%	61.0%
2019	1	2,900	1.1%	154,688	61.3%	$18.00	1.3%	62.3%
2020	0	0	0.0%	154,688	61.3%	$0.00	0.0%	62.3%
2021	0	0	0.0%	154,688	61.3%	$0.00	0.0%	62.3%
2022	1	11,200	4.4%	165,888	65.7%	$16.75	4.5%	66.8%
2023	2	71,790	28.4%	237,678	94.2%	$15.64	27.2%	94.0%
Thereafter	1	14,715	5.8%	252,393	100.0%	$16.75	6.0%	100.0%
Vacant	NAP	0	0.0%	252,393	100.0%	$0.00	NAP
Total / Wtd. Avg.	11	252,393	100.0%			$16.35	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions, and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Leases expiring in 2018 include Home Depot, which accounts for 43.5% of the NRA and 41.5% of annual base rent. Home Depot has four 5-year extension options with 12-months notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

The Loan.    The Center Pointe Plaza I loan (the “Center Pointe Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 252,393 sq. ft., four building retail power center located in Newark, Delaware (the “Center Pointe Plaza Property”) with an original principal balance of $35.0 million.  The Center Pointe Plaza Property is anchored by Home Depot, Babies “R” Us, TJ Maxx and Modell’s Sporting Goods.  The Center Pointe Plaza Loan accrues interest at a fixed rate equal to 5.2625% and has a cut-off date balance of $35.0 million.  The Center Pointe Plaza Loan has a 10-year term and amortizes on a 30-year amortization schedule, after an initial 36 month interest only period.  Loan proceeds were used to retire existing debt of approximately $13.5 million, fund reserves, pay closing costs and return approximately $20.8 million of equity to the borrower. Based on the appraised value of $55.0 million as of June 17, 2013, the cut-off date LTV ratio is 63.6% with remaining implied equity of $20.0 million. The most recent prior financing of the Center Pointe Plaza Loan was included in the WMCMS 2003-C1A transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,000,000	100.0%	Loan Payoff	$13,453,598	38.4%
			Reserves	$334,242	1.0%
			Closing Costs	$457,648	1.3%
			Return of Equity	$20,754,512	59.3%
Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

The Borrower / Sponsor.    The borrower, Centercap Holding LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Joseph M. Capano, a real estate developer who owns and manages 11 multifamily buildings totaling 1,925 units, as well as 11 retail and office buildings totaling over one million sq. ft. of NRA located in Delaware. Mr. Capano has over 35 years of real estate experience. Mr. Capano  acquired the land in 1991 and developed the Center Pointe Plaza Property in 1997.

The Property.    The Center Pointe Plaza Property consists of a four building retail power center containing 252,393 sq. ft. of total leasable area. The Center Pointe Plaza Property is accessible via Interstate 95, the major thoroughfare running through New Castle County where the Center Pointe Plaza Property is located. The Center Pointe Plaza Property benefits from its close proximity to major employers including Bank of America, JPMorgan Chase, Citicorp and Discover Card. Additionally, the University of Delaware, which enrolls over 20,000 students, is located less than four miles from the Center Pointe Plaza Property. Within a five-mile radius of the Center Pointe Plaza Property the population is 207,634, with median household income of $58,992 as of 2013.

The Center Pointe Plaza Property contains four anchor tenants including Home Depot, Babies “R” Us, TJ Maxx and Modell’s Sporting Goods. The Center Pointe Plaza Property is occupied by seven additional major and in-line tenants, none of which occupies more than 5.4% of the total net rentable area, with only Hometown Buffet, Inc. reporting sales. Historical sales for the anchor tenants are shown in the table below:

Historical Sales PSF(1)
	T-12 1/31/2011	T-12 1/31/2012	T-12 1/31/2013
Home Depot	NAV	$367	$376
Babies “R” US	NAV	NAV	NAV
TJ Maxx	$280	$315	$339
Modell’s Sporting Goods	$307	$301	$275
(1)	Historical Sales PSF are based on historical operating statements provided by the borrower.

Environmental Matters.    The Phase I environmental report dated June 14, 2013 recommended no further action at the Center Pointe Plaza Property.

The Market.    The Center Pointe Plaza Property is located in Newark, Delaware within New Castle County. The property is situated near the intersection of Interstate 95 and Routes 1 and 7, local highways providing access to the northern and southern regions of the county. The immediate area around the Center Pointe Plaza Property is influenced by the concentration of several shopping centers, including Center Pointe Plaza II, a power center anchored by Best Buy, Eastern Mountain Sports, La-Z-Boy and Petsmart, and the Christiana Mall, the largest enclosed regional mall in Delaware. As a result, the reported average retail sales per household within a

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

one-mile radius of the Center Pointe Plaza Property is more than three times the rate of the retail sales per household for the county. In addition, the “tax free” status of shopping in Delaware draws shoppers from as far as Philadelphia and Maryland.

The New Castle County retail market contains an overall inventory of approximately 25.6 million sq. ft. with a vacancy rate of 5.7% as of 2Q 2013. Vacancy has remained relatively stable over the past three years around 6.0%. Rental rates were reported at $16.12 PSF and have generally fluctuated between $15.50 and $17.00 PSF over the past five years, in line with the weighted average U/W Base Rent at the Center Pointe Plaza Property of $16.35 PSF.

The appraiser analyzed a set of six competitive anchored retail centers within the region of the Center Pointe Plaza Property.  The comparables have occupancies ranging from 84.6% to 100.0% with an average occupancy of 96.4%, excluding the Center Pointe Plaza Property.  The appraiser’s competitive set compared to the Center Pointe Plaza Property is detailed below:

Competitive Set (1)
Name	Center Pointe Plaza Property	Center Pointe Plaza II	Midway Plaza	University Plaza	Kirkwood Plaza	Christiana Center	Christiana Town Center
Distance from Subject	NAP	< 1 mile	3 miles	3 miles	4 miles	4 miles	6 miles
Year Built	1997, 1998	2006	1960	1989	1965	1998	2004
Total Occupancy	100.0%	98.0%	95.5%	84.6%	100.0%	100.0%	100.0%
Size (Sq. Ft.)	252,393	187,900	158,413	191,894	310,144	302,904	346,164
(1)      Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 5/31/2013	U/W	U/W PSF
Base Rent(1)	$3,746,909	$3,791,648	$3,916,752	$3,968,550	$4,126,354	$16.35
Value of Vacant Space	0	0	0	0	0	0
Gross Potential Rent	$3,746,909	$3,791,648	$3,916,752	$3,968,550	$4,126,354	$16.35
Total Recoveries	521,253	549,187	524,756	524,756	549,783	2.18
Total Other Income	0	0	0	0	261	0.00
Less: Vacancy(2)	0	0	0	0	(257,202)	(1.02)
Effective Gross Income	$4,268,162	$4,340,835	$4,441,508	$4,493,306	$4,419,196	$17.51
Total Operating Expenses(3)	648,105	648,779	610,295	606,369	725,253	2.87
Net Operating Income	$3,620,057	$3,692,056	$3,831,213	$3,886,937	$3,693,943	$14.64
TI/LC	0	0	0	0	125,000	0.50
Capital Expenditures	0	$104,682	0	0	50,479	0.20
Net Cash Flow	$3,620,057	$3,587,374	$3,831,213	$3,886,937	$3,518,464	$13.94

(1)	U/W Base Rent is based on in place rent roll as of July 9, 2013.
(2)	U/W Vacancy includes a 5.5% adjustment. The Center Pointe Plaza Property is currently 100.0% occupied.
(3)	Total Operating Expenses include a 3.0% management fee. The Center Pointe Plaza Property historically operated with a management fee of 0.8%.

Property Management.    The Center Pointe Plaza Property is managed by JMC Property Management, Inc. an affiliate of the borrower.

Lockbox / Cash Management.    The Center Pointe Plaza Loan is structured with a hard lockbox and springing cash management.  In place cash management is required upon (i) a Cash Trap Period or (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.15x until the DSCR is at least equal to 1.20x for two consecutive calendar quarters. A full excess cash sweep will occur upon the commencement of a Cash Trap Period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

A “Cash Trap Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, the sponsor, or the property manager, (iii) a bankruptcy action of Home Depot, (iv) the downgrading of Home Depot below BBB- by S&P or Baa3 by Moody’s or (iv) the failure by the borrower to deposit the Home Depot Reserve (as described below in “Ongoing Reserves”) in the form of cash or a letter of credit.

Initial Reserves.    At closing the borrower deposited (i) $286,917 into a tax reserve account, (ii) $29,575 into an insurance reserve account and (iii) $17,750 into an immediate repair reserve for routine exterior maintenance.

Ongoing Reserves.    On a monthly basis, the borrower will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $26,083, (ii) 1/12 of the required insurance premiums, which currently equates to $3,838, (iii) $4,207 into a replacement reserve and (iv) $10,417 into a TI/LC reserve, subject to a cap of $250,000.

In addition, the borrower will be required to deposit $1.5 million into a Home Depot reserve account upon the earlier of (i) the date that is nine months prior to the then-current Home Depot lease expiration date or any replacement lease expiration date or (ii) the date on which Home Depot vacates, surrenders, or “goes dark” at the Center Pointe Plaza Property.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1301-1325 Churchmans Road Newark, DE 19713	Collateral Asset Summary – Loan No. 9 Center Pointe Plaza I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 63.6% 1.51x 10.6%

Center Pointe Plaza I
1301-1325 Churchmans Road
Newark, DE 19713
Wilmington
Newark
Elsmere
New Castle
Bear
Pennsville
DELAWARE
NEW JERSEY
DELAWARE RIVER
NEW CASTLE AIRPORT
Delaware Park Racetrack and Casino
Christiana Care Health System
Delaware Technical CC
Strawbridge Christiana Mall
University Plaza
Governor's Square Shopping Center
Wilmington University New Castle
Penn Mart Shopping Center
Airport Shopping Center
Alfred Dupont Hospital for Children
Miller Shopping Center
Riverview Cemetery
Silverbrook Memorial Park
Cathedral Cemetery
Daniel S Frawley Stadium
Gracelawn Memorial Park
Prices Corner
Kirkwood Plaza
All Saints Cemetery
Meadowood Shopping Center
Pike Creek
Fairfax Shopping Center
Banning Park
Carousel Farm
KIRKWOOD HWY
OGLETOWN STANTON RD
LANCASTER PIKE
KENNETT PIKE
FAULKLAND RD
BOXWOOD RD
CENTRE RD
E NEWPORT PIKE
COMMONS BLVD
W BASIN RD
N DUPONT HWY
S DUPONT HWY
NEW CASTLE AVE
S MARKET ST
BEAR CHRISTIANA RD
RIVER RD
CONCORD PIKE
N WASHINGTON ST
N MARKET ST
W 4TH ST
E 12TH ST
95
295
495
1
2
7
9
13
40
48
52
141
Philadelphia
Wilmington
Trenton
PENNSYLVANIA
NEW JERSEY
DELAWARE
Doylestown
Norristown
Chester
Camden
Cherry Hill
Mt. Holly
Medford
Berlin
Glassboro
Pilesgrove
West Chester
Malvern
Wayne
Levittown
Bristol
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Self Storage
Sponsor:	Moishe Mana			Collateral:	Fee Simple
Borrower:	Vernon Boulevard Realty, LLC			Location:	Long Island City, NY
Original Balance:	$32,000,000			Year Built / Renovated:	1910, 1930, 1987 / NAP
Cut-off Date Balance:	$31,969,337			Total Sq. Ft.(3):	295,344
% by Initial UPB:	3.2%			Property Management:	Lillian Properties, LLC
Interest Rate:	5.4300%			Underwritten NOI:	$2,990,905
Payment Date:	6th of each month			Underwritten NCF:	$2,895,684
First Payment Date:	August 6, 2013			Appraised Value:	$52,100,000
Maturity Date:	July 6, 2023			Appraisal Date:	April 19, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$2,734,451 (T-12 February 28, 2013)
Lockbox / Cash Management(1):	Hard / In Place			2012 NOI:	$2,887,368 (December 31, 2012)
				2011 NOI:	NAV
Reserves(2)				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$90,563		$85,173	Historical Occupancy(4)
Insurance:	$0		Springing	Current Occupancy:	94.2% (May 16, 2013)
Replacement:	$0		$5,107	2012 Occupancy:	94.6% (December 31, 2012)
				2011 Occupancy:	94.7% (December 31, 2011)
Financial Information				2010 Occupancy:	91.6% (December 31, 2010)
Cut-off Date Balance / Sq. Ft.:		$108
(1)   Credit card receipts from self storage tenants and rent payments due under the commercial lease with Stellar Printing, Inc. are deposited directly into the lockbox while rents received in the form of cash or check from self storage tenants may be deposited into the lockbox by the borrower or property manager within one business day of receipt. See “Lockbox / Cash Management” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Total Sq. Ft. includes 3,103 units comprising 229,939 sq. ft. of self storage space and    65,405 sq. ft. of industrial space that is fully leased to Stellar Printing, Inc.
(4)    Historical Occupancy and Current Occupancy reflect self storage occupancy only.

Balloon Balance / Sq. Ft.:		$90
Cut-off Date LTV:		61.4%
Balloon LTV:		51.2%
Underwritten NOI DSCR:		1.38x
Underwritten NCF DSCR:		1.34x
Underwritten NOI Debt Yield:		9.4%
Underwritten NCF Debt Yield:		9.1%
Underwritten NOI Debt Yield at Balloon:		11.2%
Underwritten NCF Debt Yield at Balloon:		10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

The Loan.    The 8-33 40th Avenue loan (the “8-33 40th Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 295,344 sq. ft., 3,103 unit self storage facility located at 8-33 40th Avenue in Long Island City, New York (the “8-33 40th Avenue Property”) with an original principal balance of $32.0 million. The 8-33 40th Avenue Loan has a 10-year term and amortizes on a 30-year schedule. The 8-33 40th Avenue Loan accrues interest at a fixed rate equal to 5.4300% and has a cut-off date balance of approximately $32.0 million. Loan proceeds were used to retire existing debt of approximately $5.0 million, fund closing costs and reserves of approximately $1.9 million, giving the borrower a return of equity of approximately $25.1 million. Based on the appraised value of $52.1 million as of April 19, 2013, the cut-off date LTV ratio is 61.4% and the remaining implied equity is approximately $20.1 million. The most recent prior financing of the 8-33 40th Avenue Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,000,000	100.0%	Loan Payoff	$5,009,688	15.7%
			Reserves	90,563	0.3%
			Closing Costs	1,777,671	5.6%
			Return of Equity	25,122,079	78.5%
Total Sources	$32,000,000	100.0%	Total Uses	$32,000,000	100.0%

The Borrower / Sponsor.    The borrower, Vernon Boulevard Realty, LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Moishe Mana. Moishe Mana founded Moishe’s Moving and Storage in 1983 and in 1987 expanded into the self storage business. Moishe’s Storage currently has over 700,000 sq. ft. of storage capacity across three locations and offers mobile storage as a do-it-yourself moving and storage solution. In addition to its operations at the 8-33 40th Avenue Property, Moishe’s Storage operates two other facilities in Brooklyn, New York and Chicago, Illinois.

The sponsor originally leased the majority of the 8-33 40th Avenue Property in 1989 and negotiated a below-market purchase option as part of the lease which was executed in July 2011.

The Property.    The 8-33 40th Avenue Property consists of six interconnected buildings varying from one to eight stories tall, totaling 295,344 sq. ft., of which 229,939 sq. ft. is utilized as a Class A self storage facility and the remaining 65,405 sq. ft. is leased to an industrial tenant. The 8-33 40th Avenue Property was constructed in phases in 1910, 1930 and 1987 and was converted to self storage use in 1989. Located along 40th Avenue and Vernon Boulevard on the western border of Long Island City, the property is accessible to local, county, state and interstate transportation routes including the Queensboro Bridge, located approximately half a mile to the south. The 8-33 40th Avenue Property is serviced by the F subway train via the 21st Street – Queensbridge Station, located a few blocks to the southeast.

The 8-33 40th Avenue Property offers self storage units in a variety of sizes, ranging from 15 sq. ft. (5 ft. by 3 ft.) up to 4,104 sq. ft. (57 ft. by 72 ft.).  All of the units at the 8-33 40th Avenue Property are heated. The weighted average unit size is approximately 74 sq. ft. and the weighted average in-place rent per unit is $174.42. The weighted average rent per sq. ft. ranges between $0.50 per sq. ft. and $4.12 per sq. ft. depending on unit size and is $2.36 across all unit sizes. A summary of the unit mix at the 8-33 40th Avenue Property is presented on the following page.

Stellar Printing, Inc. (22.1% of NRA, 4.9% of U/W Gross Potential Rent), occupies the industrial space at the 8-33 40th Avenue Property. Stellar Printing, Inc. (“Stellar”) is one of New York City’s largest commercial printers and specializes in cold-set web newspaper printing, circulars, shoppers and glue-bound mini tabs. Stellar services all of the five boroughs of New York City, as well as Long Island, Northern New Jersey and Southern Connecticut. Stellar’s lease began in May 2006 with an initial lease expiration in May 2009. Stellar has executed two, three-year extension options and its lease currently runs through May 2015, with three three-year extension options remaining.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

Unit Mix
Unit Type	# of Units	% of Total (Sq. Ft.)	Occupied Units	Occupancy	Average Monthly Rent Per Unit	Average Monthly Rent PSF
5 X 3	386	2.5%	338	87.6%	$61.81	$4.12
4 X 4	36	0.3%	29	80.6%	$39.38	$2.46
5 X 4	2	0.0%	2	100.0%	$59.50	$2.98
5 X 5	798	8.7%	770	96.5%	$82.23	$3.29
5 X 7	469	7.1%	466	99.4%	$117.44	$3.36
4 X 10	1	0.0%	1	100.0%	$156.37	$3.91
7 X 7	78	1.7%	77	98.7%	$141.89	$2.90
5 X 10	479	10.4%	468	97.7%	$149.40	$2.99
Subtotal (15 to 50 sq. ft)	2,249	30.7%	2,151	96.8%	$102.84	$3.24

6 X 10	92	2.4%	79	85.9%	$170.34	$2.84
5 X 14	2	0.1%	1	50.0%	$50.00	$0.71
8 X 10	245	8.5%	242	98.8%	$209.34	$2.62
10 X 10	163	7.1%	156	95.7%	$226.85	$2.27
7 X 16	36	1.8%	6	16.7%	$146.50	$1.31
10 X 12	78	4.1%	75	96.2%	$304.06	$2.53
Subtotal (60 to 120 sq. ft.)	616	23.9%	559	90.0%	$220.46	$2.49

10 X 15	78	5.1%	78	100.0%	$383.19	$2.55
10 X 18	4	0.3%	4	100.0%	$361.51	$2.01
10 X 20	51	4.4%	43	84.3%	$535.39	$2.68
10 X 25	2	0.2%	1	50.0%	$510.00	$2.04
10 X 30	2	0.3%	2	100.0%	$262.50	$0.88
10 X 40	8	1.4%	8	100.0%	$504.15	$1.26
10 X 45	3	0.6%	3	100.0%	$661.33	$1.47
10 X 50	51	11.1%	47	92.2%	$706.12	$1.41
Subtotal (150 to 500 sq. ft.)	199	23.4%	186	92.8%	$508.58	$1.89

10 X 60	3	0.8%	3	100.0%	$2,000.00	$3.33
20 X 30	1	0.3%	1	100.0%	$300.00	$0.50
10 X 75	7	2.3%	6	85.7%	$1,045.33	$1.39
10 X 80	2	0.7%	2	100.0%	$1,362.50	$1.70
20 X 50	13	5.7%	12	92.3%	$1,281.67	$1.28
20 X 60	2	1.0%	2	100.0%	$1,426.00	$1.19
20 X 69	1	0.6%	1	100.0%	$2,277.00	$1.65
50 X 30	1	0.7%	1	100.0%	$2,475.00	$1.65
50 X 35	2	1.5%	2	100.0%	$2,090.00	$1.19
50 X 40	2	1.7%	2	100.0%	$3,200.00	$1.60
50 X 50	1	1.1%	1	100.0%	$4,256.25	$1.70
50 X 60	3	3.9%	3	100.0%	$4,068.75	$1.36
57 X 72	1	1.8%	1	100.0%	$7,200.00	$1.75
Subtotal (600 to 4,104 sq. ft.)	39	22.0%	37	96.5%	$1,960.09	$1.48

Total / Wtd. Average:	3,103	100.0%	2,933	94.2%	$174.42	$2.36

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

Environmental Matters.    The Phase I environmental report dated May 29, 2013 recommended no further action at the 8-33 40th Avenue Property, except for the continuance of biennial indoor air quality sampling and biennial groundwater monitoring which is being conducted due to subsurface contamination from the National Rubber & Adhesives facility that was formerly located adjacent to the 8-33 40th Avenue Property and which closed in 1995.

The Market.    The U.S. self storage market encompasses approximately 50,048 self storage facilities totaling approximately 2.6 billion sq. ft. in 2011. The customer base for self storage is broken down into four categories: residential, commercial, student and military, of which residential and commercial tenants represent 68.8% and 17.5% of demand, respectively. At the 8-33 40th Avenue Property, residential demand represents approximately 70.0% of total demand, with commercial demand accounting for the remaining 30.0%. The nationwide average rental period for a self storage tenant is 18.7 months, while the average rental period at the 8-33 40th Avenue Property is approximately 36 months.

The appraiser determined a competitive set of four self storage properties in the Long Island City market, presented below.

Competitive Set(1)
Name	8-33 40th Avenue	Extra Space	Public Storage	Storage Deluxe	Citiwide Self Storage
Property Address	8-33 40th Avenue Long Island City, NY	36-02 Northern Boulevard Long Island City, NY	32-04 Northern Boulevard Long Island City, NY	39-25 21st Street Long Island City, NY	45-55 Pearson Street Long Island City, NY
Year Built / Renovated	1910, 1930, 1987	1928/1998	1931	1925	1924/2004
Total Occupancy(2)	94.2%	90.0%	90.0% - 95.0%	85.0% - 90.0%	90.0%
Size (Sq. Ft.)	229,939	163,500	75,204	87,340	213,000
Number of Units	3,103	1,591	800	NAV	1,481
Monthly Rent(3)	$174.42	5 X 5 - $172 5 X 10 - $168 10 X 10 - $211	5 X 5 - $67 5 X 6 - $95	5 X 5 - $56 5 X 8 - $153 10 X 10 - $255	5 X 5 - $129 5 X 10 - $175 10 X 10 - $340
(1)	Source: Appraisal
(2)	Total Occupancy for the 8-33 40th Avenue Property excludes the commercial space and is estimated for the competitive set.
(3)	Monthly Rent for Public Storage and Storage Deluxe is for climate controlled units.

Cash Flow Analysis.

Cash Flow Analysis
	2012	T-12 2/28/2013	U/W	U/W PSF
Self Storage Rent	$5,710,521	$5,825,636	$6,144,618	$20.80
Stellar Printing Rent	$314,667	$318,390	335,939	$1.14
Value of Vacant Space	0	0	$378,618	1.28
Gross Potential Rent	$6,025,188	$6,144,026	$6,859,176	$23.22
Total Other Income	330,380	346,156	396,300	1.34
Less: Vacancy(1)	0	0	(507,883)	(1.72)
Effective Gross Income	$6,355,568	$6,490,182	$6,747,592	$22.85
Total Operating Expenses	3,468,200	3,755,731	3,756,687	12.72
Net Operating Income	$2,887,368	$2,734,451	$2,990,905	$10.13
TI/LC	0	0	33,938	0.11
Capital Expenditures	0	0	61,283	0.21
Net Cash Flow	$2,887,368	$2,734,451	$2,895,684	$9.80

(1)	U/W Vacancy represents 7.0% of gross income.

Property Management.    The 8-33 40th Avenue Property is managed by Lillian Properties, LLC, a borrower affiliate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

Lockbox / Cash Management.    The 8-33 40th Avenue Loan is structured with a hard lockbox and in place cash management. Credit card receipts from self storage tenants and rent payments due under the commercial lease with Stellar Printing, Inc. are deposited directly into the lockbox while rents received in the form of cash or check from self storage tenants are required to be deposited into the lockbox by the borrower or property manager within one business day of receipt. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents. During the continuance of a Trigger Period, all excess cash will be swept into a lender controlled account.

A “Trigger Period” will commence upon the occurrence of any of the following: (i) an event of default under the 8-33 40th Avenue Loan, (ii) if the debt service coverage ratio for the trailing 12-month period is less than 1.20x or (iii) the bankruptcy or insolvency of the sponsor or property manager and will end if (a) with respect to clause (i) above, the respective event of default has been cured or waived and no other event of default is then occurring or (b) with respect to clause (ii) above the debt service coverage ratio is at least 1.25x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited $90,563 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $85,173, into a tax reserve account and (ii) $5,107 into the replacement reserve account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8-33 40th Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 10 8-33 40th Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,969,337 61.4% 1.34x 9.4%

Roosevelt Island
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
Central Park
ROOSEVELT ISLAND BRIDGE
CON EDISON
DEPARTMENT OF SANITATION
SOTHEBY'S
HELMSLEY MEDICAL TOWER
HOSPITAL FOR SPECIAL SURGERY
NEW YORK PRESBYTERIAN/ WEILL CORNELL MEDICAL CENTER
ROCKEFELLER UNIVERSITY
ROCKEFELLER UNIVERSITY HOUSING
FDR DRIVE
WEST CHANNEL
EAST CHANNEL
WEST ROAD
MAIN STREET
BLACKWELL HOUSE
8-33 40th Avenue
8-33 40th Avenue
Long Island City, NY 11101
PUBLIC SCHOOL 74 QUEENS
37TH AVENUE
38TH AVENUE
40TH AVENUE
VERNON BOULEVARD
10TH STREET
41ST AVENUE
QUEENSBRIDGE PARK
41ST ROAD
EAST ROAD
ROOSEVELT ISLAND AERIAL TRAMWAY
QUEENSBORO BRIDGE
25
QUEENS PLAZA SOUTH
LONG ISLAND CITY
COLER GOLDWATER HOSPITAL
CON EDISON
POST OFFICE
43RD AVENUE
43RD ROAD
SUTTON PLACE PARK
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1195-1395 Herndon Avenue Clovis, CA 93612	Collateral Asset Summary – Loan No. 11 Clovis Crossing Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 74.4% 1.32x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Shadow Anchored Retail
Sponsor:	David H. Paynter		Collateral:	Fee Simple
Borrower:	Clovis-Herndon Center II, LLC		Location:	Clovis, CA
Original Balance:	$30,000,000		Year Built / Renovated:	2013 / NAP
Cut-off Date Balance:	$30,000,000		Total Sq. Ft.:	162,595
% by Initial UPB:	3.0%		Property Management:	Paynter Realty & Investments, Inc
Interest Rate:	5.0200%		Underwritten NOI:	$2,708,185
Payment Date:	1st of each month		Underwritten NCF:	$2,552,720
First Payment Date:	September 1, 2013		“As-is” Appraised Value:	$39,000,000
Anticipated Repayment Date:	August 1, 2023		“As-is” Appraisal Date:	June 24, 2013
Final Maturity Date:	August 1, 2043		“As Stabilized” Appraised Value(5):	$40,300,000
Amortization:	360 months		“As Stabilized” Appraisal Date(5):	January 1, 2014
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), YM1(92), O(3)		Historical NOI
Lockbox / Cash Management(2):	Hard / Springing		Most Recent NOI:	NAP
			2012 NOI:	NAP
Reserves			2011 NOI:	NAP
	Initial	Monthly	2010 NOI:	NAP
Taxes:	$136,000	$27,200
Insurance(3):	$0	Springing	Historical Occupancy(6)
Replacement:	$2,032	$2,032	Current Occupancy:	98.5% (July 19, 2013)
TI/LC:	$9,100	$9,100	2012 Occupancy:	NAP
Old Navy Reserve:	$725,000	$0	2011 Occupancy:	NAP
TI and Rent Reserve(4):	$280,374	$0	2010 Occupancy:	NAP
Vacant Space Reserve:	$37,455	$0
(1)   Future mezzanine debt is permitted subject to (i) a combined LTV of no greater than 75.0%, (ii) a combined DSCR of no less than 1.30x, and (iii) a satisfactory intercreditor agreement.
(2)   Cash management will be triggered upon (i) an event of default, (ii) any bankruptcy action of the borrower or manager, (iii) the DSCR falling below 1.20x in a trailing three month period, (iv) if in the case of Dick’s Sporting Goods or Homegoods, (a) the borrower’s failure to deliver the tenant’s lease renewal six months prior to any lease expiration, or (b) the tenant commences a bankruptcy action, vacates, ceases to do business at the property or notifies borrower of intent to not renew their lease; or (v) if Walmart commences a bankruptcy action, vacates, or ceases to do business at the adjacent site, or (vi) the anticipated repayment date.
(3)   If an acceptable blanket insurance policy is no longer in place, borrower shall deposit 1/12 of the annual insurance premiums into the insurance account.
(4)   The borrower deposited a total of $280,374 for outstanding tenant improvement allowances and rent holdbacks for seven tenants with signed leases but in various stages of occupancy.
(5)   The Cut-off Date LTV and Balloon LTV are based on the “As Stabilized” appraised value of $40,300,000, which assumes all tenant improvement obligations associated with newly signed leases have been satisfied and all contracted tenants are paying rent.  At closing, borrower paid $555,303 directly to seven tenants and escrowed $280,374 associated with another seven tenants, to satisfy outstanding tenant improvement and/or rent obligations.
(6)   Seven tenants have signed leases for a combined 20,267 sq. ft. (12.5% of NRA) but have not yet taken occupancy.  All seven tenants are estimated to be open for business between August 15, 2013 and October 11, 2013.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$185
Balloon Balance / Sq. Ft.:	$152
Cut-off Date LTV(5):	74.4%
Balloon LTV(5):	61.2%
Underwritten NOI DSCR:	1.40x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	9.0%
Underwritten NCF Debt Yield:	8.5%
Underwritten NOI Debt Yield at Balloon:	11.0%
Underwritten NCF Debt Yield at Balloon:	10.3%

TRANSACTION HIGHLIGHTS
■
National Tenant Roster.  In addition to the shadow anchor, Walmart Supercenter, the property is leased to strong national major tenants some of which are Dick’s Sporting Goods (30.8% of NRA), Homegoods (14.5% of NRA), Old Navy (7.7% of NRA), ULTA (6.2% of NRA) and Anna’s Linens (6.2% of NRA) as well in-line tenants such as Maurices, Vitamin Shoppe, Kay Jewelers, Wet Seal and Jamba Juice.

■
Location.  The property is located immediately south of and visible from Highway 168, the major arterial for Clovis.  More specifically, the property is located on the north side of Herndon Avenue between Clovis Avenue, a major north/south arterial and Sunnyside Avenue.  Traffic counts in the vicinity of the property are in excess of 40,000 cars per day.  Population within a 5-mile radius is 222,519 with a median household income of $59,050.

■
Sponsorship and Remaining Equity.  David Paynter has been active in commercial real estate for 25-years, developing over 60 properties.  His portfolio currently consists of eight retail centers in the San Joaquin Valley totaling approximately 826,913 sq. ft. with an average occupancy of 95.2%.  The sponsor developed the property in 2013 for a reported cost of approximately $41.9 million, which equates to a loan to cost ratio of 71.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

340 El Camino Real South Salinas, CA 93962	Collateral Asset Summary – Loan No. 12 Firestone Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 56.8% 1.71x 14.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Warehouse / Distribution
Sponsor:	John Ziegler		Collateral:	Fee Simple
Borrower:	STG Firestone, LLC		Location:	Salinas, CA
Original Balance:	$25,000,000		Year Built / Renovated:	1974 / 1986
Cut-off Date Balance:	$25,000,000		Total Sq. Ft.:	1,715,027
% by Initial UPB:	2.5%		Property Management:	STG Asset Management, Inc.
Interest Rate:	5.3975%		Underwritten NOI:	$3,535,817
Payment Date:	6th of each month		Underwritten NCF:	$2,886,026
First Payment Date:	September 6, 2013		Appraised Value:	$44,000,000
Maturity Date:	August 6, 2023		Appraisal Date:	May 9, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(93), O(3)		Most Recent NOI:	$3,130,535 (T-12 April 30, 2013)
Lockbox / Cash Management(1):	Soft Springing Hard / Springing		2012 NOI:	$2,960,926 (December 31, 2012)
			2011 NOI:	$3,310,039 (December 31, 2011)
Reserves			2010 NOI:	$3,172,996 (December 31, 2010)
	Initial	Monthly
Taxes:	$154,125	$30,825	Historical Occupancy
Insurance:	$117,855	$11,908	Current Occupancy:	90.6% (June 13, 2013)
Replacement:	$0	$14,292	2012 Occupancy:	76.3% (December 31, 2012)
TI/LC(2):	$3,000,000	$40,017	2011 Occupancy:	78.5% (December 31, 2011)
Immediate Repairs:	$331,375	NAP	2010 Occupancy:	81.3% (December 31, 2010)
Encore Reserve(3):	$1,499,349	$0
(1)   A hard lockbox and in place cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal guarantor or manager, (iii) failure by the borrower to maintain a DSCR of at least 1.60x for one calendar quarter or (iv) the commencement of Tenant Cash Trap Period (defined below).
(2)   Borrower deposited $3.0 million at closing for future rollover, of which $1.5 million has been allotted for the lease expirations of McCormick & Company, Inc. and Robert Mann Packaging, Inc. Monthly TI/LC reserve deposits will be capped at $1,440,623 provided (i) McCormick & Company, Inc. and Robert Mann Packaging, Inc. have renewed their respective leases or been replaced, and (ii) the DSCR is greater than or equal to 1.40x.
(3)   Borrower deposited $1,140,000 into the Encore Permit Reserve to cover costs related to obtaining government approval to operate at the property, which approval has already been received, and $359,349 into the Encore Rent Reserve to cover one year of rent. The tenant will be in a rent abatement period until June 30, 2014. Encore Recycling, Inc. was included in current occupancy.
(4)   A “Tenant Cash Trap” resulting in the collection of all excess cash will commence (i) upon the earliest of the date Encore Recycling, Inc., McCormick & Company, Inc. or Robert Mann Packaging, Inc. (a) ceases to operate or go dark, (b) indicates its intention not to renew its lease or (c) indicates its intention to vacate its space, or (ii) 12 months prior to the then current expiration date of the Encore Recycling, Inc., McCormick & Company, Inc. or Robert Mann Packaging, Inc. lease.

Tenant Cash Trap Reserve(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$15
Balloon Balance / Sq. Ft.:	$12
Cut-off Date LTV:	56.8%
Balloon LTV:	47.3%
Underwritten NOI DSCR:	2.10x
Underwritten NCF DSCR:	1.71x
Underwritten NOI Debt Yield:	14.1%
Underwritten NCF Debt Yield:	11.5%
Underwritten NOI Debt Yield at Balloon:	17.0%
Underwritten NCF Debt Yield at Balloon:	13.9%

TRANSACTION HIGHLIGHTS
■
Long-term Tenancy. The Firestone Business Park property is 90.6% occupied by 21 tenants with six tenants (34.1% of NRA) having occupied their spaces for at least 10 years. McCormick & Company, Inc. (489,741 sq. ft., 28.6% of NRA) (rated NR/A2/A- by Fitch/Moody’s/S&P), which has been in place since 1995, uses this space as its only West coast distribution facility. Additionally, Robert Mann Packaging, Inc. (333,250 sq. ft., 19.4% of NRA) maintains its corporate headquarters at the property and has invested approximately $3.8 million into its space.

■
Location.  The property is located in Salinas, California along U.S. Highway 101, the major thoroughfare connecting southern and northern California. The property is served by an adjacent rail line that connects to the Union Pacific Railroad, the largest railroad network in the United States and Monterey Peninsula Airport, serving commercial aircrafts, which is less than 20.0 miles away from the property. As of 1Q 2013, the Salinas industrial market contained slightly over 19.0 million sq. ft. with a vacancy rate is 7.4%.

■
Sponsor. John Ziegler has over 30 years of real estate experience and currently owns 21 assets, consisting of 4.7 million sq. ft. The sponsor acquired the property in 2006 for $44.0 million and has since invested approximately $9.7 million in capital improvements. As a result, the sponsor has $28.7 million of remaining cash equity, resulting in a LTC of 46.6%.

■	Recent Leasing. Since January 2013, leases totaling 249,618 sq. ft. (14.6% of NRA) have been executed, including Encore Recycling, Inc.’s 10.5-year lease for 124,774 sq. ft. (7.3% of NRA).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1320 Broadway Tacoma, WA 98402	Collateral Asset Summary – Loan No. 13 Hotel Murano	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,650,000 65.7% 1.99x 13.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Gordon D. Sondland; Steven		Collateral(7):	Fee Simple/Leasehold
	Rosenberg; Joseph W. Angel, II		Location:	Tacoma, WA
Borrower:	KS Tacoma Hotel, LLC		Year Built / Renovated:	1984 / 2008
Original Balance:	$24,650,000		Total Rooms:	319
Cut-off Date Balance:	$24,650,000		Property Management:	Aspen Lodging Group, LLC
% by Initial UPB:	2.4%		Underwritten NOI:	$3,416,316
Interest Rate:	3.9700%		Underwritten NCF:	$2,801,884
Payment Date:	6th of each month		“As-is” Appraised Value:	$37,500,000
First Payment Date:	July 6, 2013		“As-is” Appraisal Date:	April 9, 2013
Maturity Date:	June 6, 2023		“As Stabilized” Appraised Value(8):	$41,000,000
Amortization:	Interest-only for first 24 months; 360		“As Stabilized” Appraisal Date(8):	April 9, 2015
	months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted		Historical NOI
Call Protection(2):	L(26), D(90), O(4)		TTM NOI:	$3,378,302 (T-12 April 30, 2013)
Lockbox / Cash Management(3):	Hard / Springing		2012 NOI:	$2,839,959 (December 31, 2012)
			2011 NOI:	$2,230,220 (December 31, 2011)
Reserves			2010 NOI:	$3,732,212 (December 31, 2010)
	Initial	Monthly
Taxes:	$66,787	$33,393	Historical Occupancy
Insurance(4):	$0	Springing	Current Occupancy:	62.5% (April 30, 2013)
FF&E:	$0	4% of prior month’s gross	2012 Occupancy:	58.2% (December 31, 2012)
		revenues	2011 Occupancy:	50.1% (December 31, 2011)
Pavilion Purchase Option(2):	$1,640,000	$0	2010 Occupancy:	56.7% (December 31, 2010)
Pavilion Fee(5):	$300,000	Springing
(1)   Future mezzanine debt is allowed after the later of (a) the defeasance lockout expiration date or (b) either (x) the pavilion parcel is acquired by the borrower pursuant to its purchase option or (y) the pavilion purchase option is released from the collateral in accordance with the loan documents following a default thereunder by the City of Tacoma, subject to, among other things, (i) a combined LTV of no greater than 70.0%, (ii) a combined DSCR of no less than 1.45x and (iii) a combined debt yield of no less than 10.0%.
(2)   The borrower has the option to purchase the pavilion parcel from the City of Tacoma for $2.24 million, of which $600,000 has been paid to the City as a deposit and the balance of which is held in the Pavilion Purchase Option reserve. The loan documents obligate the borrower to exercise the option. The pavilion parcel may be released from the collateral once the borrower has acquired title to the pavilion parcel subject to delivery of a defeasance note in the amount of $5.5 million and fulfillment of partial defeasance criteria in accordance with the loan documents. See ”Description of the Mortgage Pool – Certain Terms and Conditions of the Mortgage Loans – Property Releases” in the Free Writing Prospectus.
(3)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is more than 1.20x for two consecutive quarters.
(4)   The borrower will be required to make monthly deposits of 1/12 of annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(5)   The borrower will be required to make monthly deposits of $20,000 if the balance of the Pavilion Fee reserve falls below $50,000. Monthly deposits into the Pavilion Fee reserve will be capped at $300,000. Funds on reserve will be used to pay fees due under the management agreement with the City of Tacoma for the pavilion parcel prior to the acquisition by the borrower pursuant to its purchase option.
(6)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 3.44x and 2.82x, respectively.
(7)   Pursuant to a ground lease with the City of Tacoma that expires on April 27, 2044, the borrower leases 225 parking spaces adjacent to the property. Annual ground rent under the lease is $1.00. The ground lease has two five-year extension options.
(8)   The “As Stabilized” LTV is 60.1% based on achieving a stabilized occupancy of 67.0%.

Ground Rent:	$10	$0

Financial Information
Cut-off Date Balance / Room:		$77,273
Balloon Balance / Room:		$65,043
Cut-off Date LTV:		65.7%
Balloon LTV:		55.3%
Underwritten NOI DSCR(6):		2.43x
Underwritten NCF DSCR(6):		1.99x
Underwritten NOI Debt Yield:		13.9%
Underwritten NCF Debt Yield:		11.4%
Underwritten NOI Debt Yield at Balloon:		16.5%
Underwritten NCF Debt Yield at Balloon:		13.5%

TRANSACTION HIGHLIGHTS
■
Location. The property is located in downtown Tacoma one block north of the Tacoma Convention Center. Hotel Murano is a recognizable 25-story high rise structure and provides views of the city as well as Commencement Bay and Mount Rainier. Tacoma is home to a number of attractions, including LeMay – America’s Car Museum, one of the world’s largest auto museums, located just over a mile from the property, as well as the Museum of Glass, the Tacoma Art Museum and the Washington State History Museum.

■
Hotel Amenities. Built in 1984, the property underwent approximately $21.9 million in renovations in 2008. Guest rooms are located on floors five through 25 and are designed in a contemporary art theme. The lower floors feature a restaurant, lobby bar, fitness center, spa, salon and gift shop. The property features a total of 23,379 sq. ft. of meeting space in the hotel and adjacent pavilion parcel.

■
Performance. According to a research hospitality report as of April 30, 2013, the property had ADR and RevPAR of $132.84 and $83.07, respectively and outperformed its competitive set in both of these metrics with penetration rates of 117.3% and 115.1%, respectively. Hotel Murano was voted number six on Condé Nast Traveler’s Reader’s Choice list and was a 2013 recipient of the Forbes Travel Guide Four Star Award.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Worcester, MA 01608	Collateral Asset Summary – Loan No. 14 Worcester Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 69.8% 1.28x 9.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of 2 properties
Loan Purpose:	Refinance		Property Type:	Mid-Rise / Garden Multifamily
Sponsor:	John McGrail		Collateral:	Fee Simple
Borrower:	Fifty Franklin, LLC; Portland Twenty		Location:	Worcester, MA
	Six, LLC		Year Built / Renovated:	1912 & 1940 / 2007 & 2012
Original Balance:	$24,000,000		Total Units:	340
Cut-off Date Balance:	$24,000,000		Property Management:	J.M. Realty Management, Inc.
% by Initial UPB:	2.4%		Underwritten NOI:	$2,193,467
Interest Rate:	5.5675%		Underwritten NCF:	$2,100,967
Payment Date:	6th of each month		Appraised Value:	$34,400,000
First Payment Date:	September 6, 2013		Appraisal Date:	June 17, 2013
Maturity Date:	August 6, 2023
Amortization:	360 months		Historical NOI(3)
Additional Debt:	None		Most Recent NOI:	$1,859,489 (T-12 June 13, 2013)
Call Protection(1):	L(24), D(93), O(3)		2012 NOI:	NAV
Lockbox / Cash Management(2):	Soft / Springing		2011 NOI:	NAV
			2010 NOI:	NAV
Reserves
	Initial	Monthly	Historical Occupancy(3)
Taxes:	$23,188	$23,188	Current Occupancy:	92.6% (July 1, 2013)
Insurance:	$65,258	$9,865	2012 Occupancy:	82.4% (December 31, 2012)
Replacement:	$0	$7,705	2011 Occupancy:	NAV
Immediate Repairs:	$178,125	NAP	2010 Occupancy:	NAV

(1)   After the expiration of the lockout period and prior to the open prepayment period, borrower may obtain the release of the Bancroft Commons property provided, among other things, (i) the borrower partially defeases the loan in an amount equal to 125% of the allocated loan amount, (ii) the DSCR is at least 1.50x, and (iii) the LTV ratio is no more than 65.0%.
(2)   In place cash management will commence upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager or (iii) failure by the borrower to maintain a DSCR of at least 1.15x for one calendar quarter.
(3)   One of the properties, Portland Lofts, was extensively renovated starting in 2011 and completed in August 2012.  As such, Historical NOI and Historical Occupancy is not available.

Financial Information
Cut-off Date Balance / Unit:	$70,588
Balloon Balance / Unit:	$59,085
Cut-off Date LTV:	69.8%
Balloon LTV:	58.4%
Underwritten NOI DSCR:	1.33x
Underwritten NCF DSCR:	1.28x
Underwritten NOI Debt Yield:	9.1%
Underwritten NCF Debt Yield:	8.8%
Underwritten NOI Debt Yield at Balloon:	10.9%
Underwritten NCF Debt Yield at Balloon:	10.5%

TRANSACTION HIGHLIGHTS
■
Occupancy. The portfolio consists of the 255 unit Bancroft Commons and the 85 unit newly renovated Portland Street Lofts. The Bancroft Commons property is currently 93.3% occupied and has a two-year occupancy average of 89.0%. The sponsor successfully leased the Portland Street Lofts Property to over 90.6% occupancy within one year of the property coming back on line in July 2012.

■
Cash Equity. Based on the reported total cost basis of approximately $29.4 million, the sponsor contributed approximately $0.3 million of equity at closing, and has a total of approximately $5.7 million of equity remaining in the property.

■
Capital Improvements. Since 2004 the sponsor has spent over $15.9 million ($46,800/unit) in capital improvement projects at the properties. Renovations at the Portland Street Lofts included individual heating and cooling in each unit, high end appliances, granite countertops and hardwood floors.

■
Proximity to Demand Drivers.  The properties are located in close proximity to various demand and employment drivers including 17 colleges and universities, Worcester Regional Airport and Worcester’s Union Station, which offers bus, train and Amtrak services to downtown Boston, New York City, Washington D.C. and Chicago.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Williston, ND 58801 Watford, ND 58854	Collateral Asset Summary – Loan Nos. 15 Strata Estate Suites	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,707,535 57.8% 1.72x 23.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of 2 Properties
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor:	John M. Dunlap		Collateral:	Fee Simple
Borrower:	Flathead Glacier Group, LLC		Location:	Williston & Watford, ND
Original Balance(1):	$24,000,000		Year Built / Renovated:	2009-2011 / NAP
Cut-off Date Balance(1):	$23,707,535		Units:	134
% by Initial UPB:	2.3%		Property Management:	CHI Management, LLC
Interest Rate:	5.8300%		Underwritten NOI:	$5,499,746
Payment Date:	6th of each month		Underwritten NCF:	$5,458,946
First Payment Date:	July 6, 2013		Appraised Value:	$41,000,000
Maturity Date:	June 6, 2023		Appraisal Date:	March 28, 2013
Amortization (1):	120 months for 60 months, 180
	months thereafter		Historical NOI
Additional Debt(2):	Future Mezzanine Debt Permitted		Most Recent NOI:	$5,877,788 (T-12 February 28, 2013)
Call Protection:	L(49), D(68), O(3)		2012 NOI	$5,744,819 (December 31, 2012)
Lockbox / Cash Management(3):	Hard / Springing		2011 NOI:	NAP

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	100.0% (July 17, 2013)
Taxes:	$93,750	$18,750	2012 Occupancy:	95.0% (December 31, 2012)
Insurance:	$30,832	$10,277	2011 Occupancy:	NAP
Replacement:	$0	$8,333
(1)   The loan is structured with monthly payments of $264,404.94 for the first 24 months, $289,687.40 for months 25-60, and $200,328.00 from month 61 until the maturity date.
(2)   Future mezzanine debt is permitted provided the aggregate amount of the mortgage loan and the mezzanine loan does not (i) exceed $24.0 million, (ii) cause the LTV ratio to be greater than 65.0% and (iii) cause the debt yield to be less than 22.5%.
(3)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, or (iii) if the occupancy falls below 85.0%.
(4)   U/W NCF DSCR and NOI DSCR are calculated based on the current 120 month amortization schedule. Based on a 180 month amortization schedule the NCF DSCR and NOI DSCR are 2.27x and 2.29x, respectively.

Other Reserve:	NAP	NAP

Financial Information
Cut-off Date Balance / Unit:	$176,922
Balloon Balance / Unit:	$24,580
Cut-off Date LTV:	57.8%
Balloon LTV:	8.0%
Underwritten NOI DSCR(4):	1.73x
Underwritten NCF DSCR(4):	1.72x
Underwritten NOI Debt Yield:	23.2%
Underwritten NCF Debt Yield:	23.0%
Underwritten NOI Debt Yield at Balloon:	167.0%
Underwritten NCF Debt Yield at Balloon:	165.7%

TRANSACTION HIGHLIGHTS
■	Occupancy. The properties were 100.0% as of July 17, 2013 leased to 27 corporate tenants including Halliburton (rated A-/A2/A by Fitch/Moody’s/S&P) and LCG Pence.
■
Collateral Quality. Strata Estate Suites are two newly built, Class A, multifamily properties with high end finishes including hardwood floors, upscale furnishings, full kitchens with stainless steel appliances and granite counter tops, as well as heated garages for every 1-bedroom unit. All units are cleaned by housekeeping staff on a bi-weekly basis at minimum.

■
Market.  Demand for the properties is primarily driven by the Bakken oil formation in the Williston Basin.  Due to advances in drilling technology and global oil prices, the economies of Williston and Watford have experienced significant recent growth. Since 2008, North Dakota has been the fastest growing state in the U.S. with average GDP growth of 13.4% from 2011 to 2012, and now accounts for 11.0% of the oil production in the U.S.

■
Employers. Some of the largest employers in the area include oil related companies such as Halliburton, Steffes Corporation, Stallion (rated NR/B3/B by Fitch/Moody’s/S&P), Nabors Drilling, Schlumberger (rated NR/A1/A+ by Fitch/Moody’s/S&P) and Hess (rated BBB/Baa2/BBB by Fitch/Moody’s/S&P).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1411 Fourth Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 16 1411 Fourth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,750,000 69.5% 1.32x 9.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	SMRE Harbor Holdings LLC		Collateral:	Fee Simple
Borrower:	SMRE 1411 LLC		Location:	Seattle, WA
Original Balance:	$19,750,000		Year Built / Renovated:	1929 / 2008
Cut-off Date Balance:	$19,750,000		Total Rooms:	129,892
% by Initial UPB:	2.0%		Property Management:	Kidder Mathews and Segner, Inc.
Interest Rate:	5.1355%		Underwritten NOI:	$1,871,824
Payment Date:	1th of each month		Underwritten NCF:	$1,700,237
First Payment Date:	September 1, 2013		“As-is” Appraised Value:	$28,400,000
Maturity Date:	August 1, 2023		“As-is” Appraisal Date:	May 22, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI(3)
Call Protection:	L(24), D(91), O(5)		Most Recent NOI:	$1,777,942 (T-12 April 30, 2013)
Lockbox / Cash Management(1):	Springing Hard / Springing		2012 NOI:	$1,598,590 (T-12 August 31, 2012)
			2011 NOI:	$1,514,457 (T-12 August 31, 2011)
Reserves			2010 NOI:	$1,698,826 (T-12 August 31, 2010)
	Initial	Monthly
Taxes:	$62,200	$12,925	Historical Occupancy(3)
Insurance:	$126,600	$10,550	Current Occupancy:	87.1% (May 24, 2013)
Replacement:	$0	$3,937	2012 Occupancy:	92.0% (December 31, 2012)
TI/LC(2):	$365,299	$10,362	2011 Occupancy:	87.0% (December 31, 2011)
			2010 Occupancy:	86.0% (December 31, 2010)
Financial Information
(1)   A hard lockbox and in place cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal guarantor or manager, or (iii) failure by the borrower to maintain a debt service coverage ratio of at least 1.15x for two consecutive calendar quarters.
(2)   At closing Borrower deposited $115,299 for outstanding tenant improvements and free rent periods associated with recent leasing, and $250,000 for future rollover.  Monthly TI/LC reserve deposits will be capped at $497,352 or $3.83 PSF.
(3)   The decrease in NOI from 2010 to 2011 was caused primarily by the expiration of tenants and re-leasing of new tenants at lower rental rates due to the recession.  Beginning in 2011, continued tenant rollover resulted in the releasing of tenant space at higher rental rates leading to an increase in occupancy and an increase in NOI.  The increase in NOI from 2012 to T-12 was primarily the result of continued rollover of below market leases, contractual rent increases and a new retail lease executed by Opus Bank in the ground floor retail space of the property.

Cut-off Date Balance / Unit:		$152
Balloon Balance / Unit:		$126
Cut-off Date LTV:		69.5%
Balloon LTV:		57.4%
Underwritten NOI DSCR:		1.45x
Underwritten NCF DSCR:		1.32x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		8.6%
Underwritten NOI Debt Yield at Balloon:		11.5%
Underwritten NCF Debt Yield at Balloon:		10.4%

TRANSACTION HIGHLIGHTS
■
Sponsorship. The sponsor is controlled by William Mack, co-founder of AREA Property Partners (“AREA”), a global real estate investment and asset manager founded in 1993 that has invested approximately $14 billion in more than 600 transactions with an aggregate value in excess of $70 billion.

■
Location.  The property is located on the northwest corner of Union Street and 4th Avenue, a primary intersection in downtown Seattle, providing convenient access to the financial center, the Puget Sound Central Waterfront and the Central Business District’s retail core.  Within a five-mile radius of the property, 2013 demographics include a population of 392,767 with an average household income of $90,253.

■
Market.  The property is located in the Downtown Seattle submarket of Seattle, Washington.  The appraiser concluded a Seattle CBD submarket occupancy of 84.6% and market rents $25.00 PSF full service gross.  The property’s current underwritten in place office rent of $23.00 PSF is approximately 8.0% below the concluded submarket rent.

■
Tenancy. The property is occupied by 68 tenants with office tenants accounting for 81.2% of the NRA and retail tenants accounting for 8.2% of the NRA.  No individual tenant accounts for more than 6.2% of the NRA.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 Felton Street Marlborough, MA 01752	Collateral Asset Summary – Loan No. 17 Boston Marlborough Courtyard by Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,727,951 71.3% 1.45x 11.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Limited Service Hospitality
Sponsor:	Waterton Commercial Properties		Collateral:	Fee Simple
	L.L.C.		Location:	Marlborough, MA
Borrower:	Marlborough WCP Hotel, L.L.C.		Year Built / Renovated:	1985 / 2013
Original Balance:	$19,750,000		Total Rooms:	202
Cut-off Date Balance:	$19,727,951		Property Management:	Ultima Marlborough, L.L.C.
% by Initial UPB:	2.0%		Underwritten NOI:	$2,196,184
Interest Rate:	4.7880%		Underwritten NCF:	$1,802,657
Payment Date:	6th of each month		“As-is” Appraised Value:	$26,000,000
First Payment Date:	August 6, 2013		“As-is” Appraisal Date:	May 2, 2013
Maturity Date:	July 6, 2018		“As Stabilized” Appraised Value(6):	$28,700,000
Amortization:	360 months		“As Stabilized” Appraisal Date:	May 2, 2015
Additional Debt:	None
Call Protection:	L(25), D(32), O(3)		Historical NOI
Lockbox / Cash Management:	Hard / In Place		Most Recent NOI:	$2,023,186 (T-12 April 30, 2013)
			2012 NOI:	$2,254,141 (December 31, 2012)
Reserves			2011 NOI:	$2,255,402 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$1,903,794 (December 31, 2010)
Taxes:	$0	$26,000
Insurance:	$46,134	$9,193	Historical Occupancy
FF&E:	$0	1/12 of 4.0% of prior	T-12 Occupancy:	64.2% (April 30, 2013)
		year’s gross income	2012 Occupancy:	66.5% (December 31, 2012)
Required Repairs:	$26,290	NAP	2011 Occupancy:	71.7% (December 31, 2011)
Performance Holdback(1):	$1,200,000	$0	2010 Occupancy:	68.4% (December 31, 2010)
PIP Reserve(2):	$1,073,710	$0
(1)   Borrower deposited $1,200,000 into a Performance Holdback reserve at closing.  Prior to July 6, 2015 the funds in the performance holdback reserve may be released if (i) no event of default is continuing, (ii) the NCF debt yield is greater than or equal to 10.0% and (iii) the LTV is less than or equal to 70.0%.
(2)   Borrower deposited $1,073,710 into a PIP Reserve for renovations to the corporate meeting rooms expected to be completed over the next 12 months.
(3)   Borrower deposited $110,000 into the Seasonality Reserve at closing.  The borrower will be required to make monthly deposits of $12,500 so long as the Seasonality Reserve balance is less than $110,000.
(4)   Borrower deposited $90,000 into a Working Capital Reserve at closing.  Borrower will be required to deposit all excess cash flow, subject to a cap of $250,000, upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager, (iii) failure by the borrower to maintain a DSCR of at least 1.25x for two consecutive quarters, (iv) 12 months prior to the loan maturity the franchise agreement expires prior to five years beyond the maturity date or (v) 12 months prior to the expiration of the franchise agreement.
(5)   The Cut-off Date LTV and current underwritten debt yield calculations are based on the Cut-off Date Balance net of the $1.2 million Performance Holdback.  The Balloon LTV is calculated using the maturity balance without any adjustment for the Performance Holdback.  Both the Cut-off Date LTV and Balloon LTV use the as-is appraised value of $26.0 million.  Based on the as-stabilized value of $28.7 million and the gross loan amount, the Cut-off Date LTV is 68.7%.
(6)   The “As Stabilized” appraised value assumes the completion of the $1.1 million PIP over the next 12 months.

Seasonality Reserve(3):	$110,000	Springing
Working Capital Reserve(4):	$90,000	Springing

Financial Information
Cut-off Date Balance / Room:		$97,663
Balloon Balance / Room:		$89,880
Cut-off Date LTV(5):		71.3%
Balloon LTV(5):		69.8%
Underwritten NOI DSCR:		1.77x
Underwritten NCF DSCR:		1.45x
Underwritten NOI Debt Yield(5):		11.9%
Underwritten NCF Debt Yield(5):		9.7%
Underwritten NOI Debt Yield at Balloon:		12.1%
Underwritten NCF Debt Yield at Balloon:		9.9%

TRANSACTION HIGHLIGHTS
■
Property.  The property was built in 1985 and renovated in 2006 during its conversion to a Courtyard by Marriott. Since 2008, approximately $12.0 million of capital improvements have been completed, including a $2.2 million renovation of comprehensive guestroom, corridor and lobby renovation completed in April 2013. Additionally, the property is managed by a subsidiary of Ultima Hospitality, which owns and/or manages hotels in five states totaling over 1,800 keys.

■	Performance. In March 2013, the Boston Marlborough Courtyard by Marriott property achieved occupancy, ADR and RevPAR penetration rates of 115.3%, 107.3% and 123.8%, respectively.
■
Location. The property is located near the intersection of Boston Post Road and I-495, a major arterial traffic route that connects to I-93 and I-95. The Boston commuter rail has two rail stops within five miles of the property and Boston’s Logan International Airport is within 35.0 miles of the property. Additionally, the property benefits from the recent local market expansion of a number of national corporations, including TJX Cos., Boston Scientific and Quest Diagnostics.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Culver City, CA 90232	Collateral Asset Summary – Loan No. 18 Culver City Creative Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,980,612 63.9% 1.42x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of 2 Properties
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Frederick N. Smith		Collateral(3):	Fee Simple / Leasehold
Borrower:	8520 National and 3555 Hayden, L.P.		Location:	Culver City, CA
Original Balance:	$19,000,000		Year Built / Renovated(4):	1946 / Various
Cut-off Date Balance:	$18,980,612		Total Sq. Ft.:	88,695
% by Initial UPB:	1.9%		Property Management:	Samitaur Constructs
Interest Rate:	5.1710%		Underwritten NOI:	$2,035,719
Payment Date:	6th of each month		Underwritten NCF:	$1,767,081
First Payment Date:	August 6, 2013		Appraised Value:	$29,700,000
Maturity Date:	July 6, 2023		Appraisal Date:	May 23, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(92), O(3)		Most Recent NOI:	$2,033,621 (T-12 April 30, 2013)
Lockbox / Cash Management(1):	Hard / Springing		2012 NOI:	$2,022,324 (December 31, 2012)
			2011 NOI:	$2,030,694 (December 31, 2011)
Reserves			2010 NOI:	$1,965,970 (December 31, 2010)
	Initial	Monthly
Taxes:	$46,800	$7,800	Historical Occupancy
Insurance:	$12,898	$1,173	Current Occupancy:	99.4% (June 30, 2013)
Replacement:	$0	$1,848	2012 Occupancy:	98.5% (December 31, 2012)
TI/LC(2):	$650,000	$7,391	2011 Occupancy:	99.3% (December 31, 2011)
			2010 Occupancy:	95.0% (December 31, 2010)
Financial Information
(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy actions of borrower, principal, guarantor or manager, (iii) failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive quarters or (iv) the commencement of any Rollover Reserve Sweep Period (defined below).
(2)   A “Rollover Reserve Sweep Period” resulting in all excess cash flow being swept into the TI/LC reserve will commence upon the earliest of (i) six months prior to the expiration of the term of any Trigger Tenant’s lease, (ii) the Trigger Tenant’s lease renewal notice date should the tenant not renew its lease, (iii) the date on which any Trigger Tenant goes dark, ceases regular business operations, terminates or vacates any material portion of its space, (iv) the occurrence of any bankruptcy action of any Trigger Tenant or (v) the occurrence of any credit deterioration of any Trigger Tenant.  A “Trigger Tenant” includes any tenant whose lease accounts for 20.0% or more of the gross rent or aggregate net rentable area of the property, which currently includes Anonymous Content, Media Temple and The Tennis Channel.
(3)   The borrower is a tenant under certain parking lease agreements pursuant to which the borrower leases 204 parking spaces with an expiration date of March 31, 2038, 35 parking spaces with an expiration date of August 16, 2042 and 21 parking spaces with an expiration date of May 12, 2034.  The parking lease parcels and the improvements thereon are owned in fee by affiliates of the loan sponsor.
(4)   The properties were renovated in 1994, 1998, 1999, 2001 and 2007.

Cut-off Date Balance / Sq. Ft.:		$214
Balloon Balance / Sq. Ft.:		$177
Cut-off Date LTV:		63.9%
Balloon LTV:		52.9%
Underwritten NOI DSCR:		1.63x
Underwritten NCF DSCR:		1.42x
Underwritten NOI Debt Yield:		10.7%
Underwritten NCF Debt Yield:		9.3%
Underwritten NOI Debt Yield at Balloon:		13.0%
Underwritten NCF Debt Yield at Balloon:		11.2%

TRANSACTION HIGHLIGHTS
■
Property. The Culver City Creative Office Portfolio properties are two single-story and one three-story office buildings that were redesigned by award-winning architect Eric Owen Moss and have been nicknamed “The Box and the Beehive” and “The Dunes” as a result of their unique and recognizable designs.  The buildings are part of the Conjunctive Points development, an 11-building creative office park campus.

■
Occupancy.  The property is currently 99.4% occupied by nine tenants, with four tenants in occupancy for over seven years. Over the last 10 years, the property has averaged 96.7% occupancy. Since 2010, seven tenants have executed renewal leases and two tenants have executed new leases.

■
Sponsorship.  Frederick N. Smith has owned and operated the properties since the early 1990s. Many of the buildings in the Conjunctive Point Campus have been under his family’s ownership for over 50 years and he currently owns all of the buildings. The sponsor has spent the past 30 years repositioning the properties from industrial buildings to creative office buildings. His current portfolio consists of 11 commercial properties, exceeding 500,000 sq. ft.

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Market. The properties are located in Culver City, within the Lower Westside Los Angeles office market. Culver City is situated near Interstate 10 and Interstate 405, providing access to downtown Los Angeles and the San Fernando Valley. Additionally, the properties are a part of the Hayden Tract, a creative office pocket of approximately the size of eight large city blocks. The Hayden Tract’s unusual architecture has drawn tenants from the technology, media and entertainment industries. Competitive creative office buildings in the portion of Culver City within the Hayden Tract reported an 84.6% average occupancy as of 2Q 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5401 Virginia Regional Drive Suffolk, VA 23434	Collateral Asset Summary – Loan No. 19 Virginia Regional I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 75.0% 1.32x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Industrial Warehouse/Distribution
Sponsor:	Augustus C. Miller		Collateral:	Fee Simple
Borrower:	VA Commerce Building A LLC		Location:	Suffolk, VA
Original Balance:	$15,000,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$15,000,000		Total Sq. Ft.:	390,006
% by Initial UPB:	1.5%		Property Management:	Virginia Regional I LLC
Interest Rate:	5.1900%		Underwritten NOI:	$1,405,887
Payment Date:	6th of each month		Underwritten NCF:	$1,305,948
First Payment Date:	September 6, 2013		“As-is” Appraised Value:	$20,000,000
Maturity Date:	August 6, 2018		“As-is” Appraisal Date:	May 31, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI(4)
Call Protection:	L(24), D(32), O(4)		2012 NOI:	$878,960 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	($3,584) (December 31, 2011)
			2010 NOI:	NAV
Reserves
	Initial	Monthly	Historical Occupancy(4)
Taxes:	$23,633	$7,878	Current Occupancy:	100.0% (May 31, 2013)
Insurance(1):	$0	Springing	2012 Occupancy:	89.7% (December 31, 2012)
Replacement:	$0	$3,250	2011 Occupancy:	47.4% (December 31, 2011)
TI/LC(2):	$0	$9,750	2010 Occupancy:	NAV
Lease Sweep Reserve(3):	$0	Springing
(1)   The borrower will be required to make monthly deposits of 1/12 of annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(2)   The borrower will be required to make monthly payments of $9,750 into the TI/LC reserve, subject to a cap of $600,000.
(3)   Borrower is required to deposit all excess cash into the Lease Sweep Reserve upon the occurrence of any of the following: (i) with respect to the lease by Art Fx or any replacement tenant (each a “Lease Sweep Tenant”) (a) 12 months prior to the earliest stated expiration of such lease, or (b) the date upon which the Lease Sweep Tenant is required to give notice of its exercise of a renewal option and such renewal has not been exercised, (ii) the date that a Lease Sweep Tenant surrenders, cancels or terminates its lease or provides notice of its intent to do so, (iii) the date that a Lease Sweep Tenant discontinues its business at the property or provides notice of its intent to do so, (iv) upon a default under the Lease Sweep Tenant’s lease that continues beyond any applicable notice and cure period, (v)  the occurrence of an insolvency proceeding by a Lease Sweep Tenant or its parent, or (vi) in the event that the remaining term of any Lease Sweep Tenant’s lease is less than two years beyond the stated maturity date, 12 months prior to the stated maturity date.
(4)   The property was completed in 2008 and leased up to stabilized occupancy in 2012.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$38
Balloon Balance / Sq. Ft.:		$36
Cut-off Date LTV:		75.0%
Balloon LTV:		69.4%
Underwritten NOI DSCR:		1.42x
Underwritten NCF DSCR:		1.32x
Underwritten NOI Debt Yield:		9.4%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		10.1%
Underwritten NCF Debt Yield at Balloon:		9.4%

TRANSACTION HIGHLIGHTS
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Location. The property is located approximately half a mile from the Pruden Boulevard and Route 58 intersection, which provides access throughout Suffolk and to the surrounding cities of Portsmouth, Chesapeake and Norfolk as well as direct access to the Port of Virginia. At 50 feet, the port offers the deepest shipping channels on the East Coast and is serviced by more than 30 international steamship lines. The area also benefits from intermodal rail service through Norfolk Southern and CSX, both of which provide access to key markets in the Midwest, Ohio Valley and Southeast.

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Tenancy. As of May 31, 2013, the property is 100.0% occupied by five tenants. The largest tenant, Art Fx, has been at the property since 2011 and recently expanded its space by an additional 40,000 sq. ft. in January 2013. Art Fx is a Norfolk-based contract and custom textile screen printer and uses its spaces at the property as a distribution center.

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Quality. Built in 2008, the property features 36 foot to 40 foot ceiling heights, 70 dock doors, 50 foot by 50 foot column spacing multiple LEED compliant elements in building design and an early suppression fast response (“ESFR”) sprinkler system.

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Market. As of Q2 2013, the Hampton Roads warehouse industrial market had an overall vacancy rate of 7.2%, a 5.3% decrease over the prior quarter. The South Suffolk warehouse industrial submarket exhibited lower vacancy than the overall market at just 4.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Audubon Drive Corolla, NC 27927	Collateral Asset Summary – Loan No. 20 Hampton Inn and Suites – Corolla, NC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,649,142 67.8% 1.64x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Limited Service Hospitality
Sponsor:	Hale Harrison; John H. Harrison		Collateral:	Fee Simple
Borrower:	Harrison Inn Corolla, LLC		Location:	Corolla, NC
Original Balance:	$14,700,000		Year Built / Renovated:	2002 / NAP
Cut-off Date Balance:	$14,649,142		Total Rooms:	123
% by Initial UPB:	1.4%		Property Management:	Harrison Inn Corolla Management
Interest Rate:	4.5700%			Enterprises, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$1,798,459
First Payment Date:	July 6, 2013		Underwritten NCF:	$1,616,716
Maturity Date:	June 6, 2023		“As-is” Appraised Value:	$21,600,000
Amortization:	300 months		“As-is” Appraisal Date:	May 1, 2013
Additional Debt:	None		“As Stabilized” Appraised Value(5):	$23,300,000
Call Protection:	L(26), D(90), O(4)		“As Stabilized” Appraisal Date(5):	May 1, 2014
Lockbox / Cash Management(1):	Hard / Springing
			Historical NOI
Reserves			Most Recent NOI:	$1,920,391 (T-12 March 31, 2013)
	Initial	Monthly	2012 NOI:	$1,943,189 (December 31, 2012)
Taxes:	$35,040	$5,840	2011 NOI:	$1,860,085 (December 31, 2011)
Insurance(2):	$15,585	Springing	2010 NOI:	$1,922,131 (December 31, 2010)
FF&E(3):	$0	Springing
Required Repairs:	$51,250	NAP	Historical Occupancy
PIP:	$1,255,070	$0	Current Occupancy:	48.5% (March 31, 2013)
Seasonality:	$0	(4)	2012 Occupancy:	48.6% (December 31, 2012)
			2011 Occupancy:	49.3% (December 31, 2011)
Financial Information			2010 Occupancy:	52.6% (December 31, 2010)
Cut-off Date Balance / Room:		$119,099
(1)   Cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for six consecutive monthly payment dates or (iii) so long as any new mezzanine loan is outstanding (each such period, a “Trigger Period”).
(2)   The borrower will be required to make monthly deposits of 1/12 of annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(3)   Beginning on the payment date occurring in July 2014 and continuing through the payment date in June 2015, 2.0% of the prior month’s gross revenues. Commencing on the payment date occurring in July 2015 and continuing for the remainder of the loan term, 4.0% of the prior month’s gross revenues.
(4)   Borrower is required to deposit on each monthly payment date prior to the occurrence of a Trigger Period, the lesser of (x) $250,000 or (y) all gross revenue for the immediately preceding calendar month that remains after payment of the required monthly payments and approved operating expenses for such preceding month into the Seasonality reserve. During the continuance of a Trigger Period, the borrower will be required to deposit all excess cash flow into the Seasonality reserve, subject to a cap of $800,000.
(5)   The “As Stabilized” LTV is 62.9% based on achieving a stabilized occupancy of 50.0%.

Balloon Balance / Room:		$87,941
Cut-off Date LTV:		67.8%
Balloon LTV:		50.1%
Underwritten NOI DSCR:		1.82x
Underwritten NCF DSCR:		1.64x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.0%
Underwritten NOI Debt Yield at Balloon:		16.6%
Underwritten NCF Debt Yield at Balloon:		14.9%

TRANSACTION HIGHLIGHTS
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Location. The property is located in Corolla, North Carolina within the Currituck Outer Banks (the “Outer Banks”). Corolla’s year-round population is approximately 500 people; however, in the summer, the population can reach over 50,000 people in the immediate area. Corolla is home to feral Banker horses which are located on a 12,000 acre animal sanctuary. The Town of Duck is located approximately six miles south of the property and offers visitors outdoor recreational activities, summer events and concerts, water sports, fine dining, world class shopping, art galleries and a nationally known jazz festival.

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Performance. As of March 2013, the property outperformed its competitive set in terms of ADR and RevPAR with penetration rates of 148.5% and 127.3%, respectively. As the Outer Banks is primarily a summer tourist destination, the property achieves its highest occupancy, ADR and RevPAR during the summer months. In July 2012, the property’s occupancy, ADR and RevPAR were 92.7%, $270.83 and $251.08, respectively. Over this same period, the property outperformed its competitive set with occupancy, ADR and RevPAR penetration rates of 104.9%, 138.8% and 145.5%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., UBS Securities LLC, KeyBanc Capital Markets Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE10 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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